Spartan®

Municipal Income

Fund

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Amid a slowing economy highlighted by frequent corporate earnings disappointments, mounting unemployment and waning consumer confidence, equity investors abandoned expensive, large-cap growth stocks in favor of the current earnings delivered by small- and mid-cap value stocks during the first six months of 2001. Fixed-income investments also offered a measure of stability, as corporate, mortgage and agency securities generally outperformed many popular equity indexes through the mid-point of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Spartan® Municipal Income	2.94%	10.49%	37.14%	90.23%
LB 3 Plus Year Municipal Bond	2.81%	10.42%	38.15%	n/a*
General Municipal Debt Funds Average	2.41%	9.23%	30.34%	87.78%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 3 Plus Year Municipal Bond Index, a market value-weighted index for investment-grade municipal bonds with maturities of three years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 280 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan Municipal Income	10.49%	6.52%	6.64%
LB 3 Plus Year Municipal Bond	10.42%	6.68%	n/a*
General Municipal Debt Funds Average	9.23%	5.43%	6.49%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say, hypothetically, that $10,000 was invested in Spartan Municipal Income Fund on June 30, 1991. As the chart shows, by June 30, 2001, the value of the investment would have grown to $19,023 - a 90.23% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,967 - a 99.67% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Performance - continued

Total Return Components

	Six months ended June 30,	Years ended December 31,
	2001	2000	1999	1998	1997	1996
Dividend returns	2.47%	5.64%	4.57%	4.88%	5.20%	5.42%
Capital returns	0.47%	6.66%	-7.05%	1.16%	4.03%	-0.48%
Total returns	2.94%	12.30%	-2.48%	6.04%	9.23%	4.94%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended June 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	5.02¢	30.93¢	62.62¢
Annualized dividend rate	4.78%	4.89%	4.99%
30-day annualized yield	4.37%	-	-
30-day annualized tax-equivalent yield	6.83%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.77 over the past one month, $12.76 over the past six months and $12.56 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

In an effort to kick-start the sputtering U.S. economy, the Federal Reserve Board reduced key short-term interest rates six times during the first half of 2001, lowering the fed funds target rate from 6.50% to 3.75%. While the full effect of these cuts likely won't be felt for several months, they had an immediate impact on the performance of tax-free municipal bonds, particularly those of short and intermediate maturities, which typically benefit in a declining interest-rate environment. The muni market also received a boost given the steady demand from institutional, retail and high-net-worth investors, as well as an encouraging credit upgrade environment. For the overall six-month period ending June 30, 2001, the Lehman Brothers Municipal Bond Index - an index of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 2.88%. As is often the case in financial markets, some of the good news was offset by several factors. In April, for instance, the $25 billion downgrade of California's general obligation bonds - the largest muni downgrade on record - tempered performance. Additionally, as interest rates continued to trend downward, so did the prices of long-term munis. Also, President Bush's newly enacted tax program raised moderate concerns about higher muni supply and lower muni demand going forward.

(Portfolio Manager photograph)
An interview with George Fischer, Portfolio Manager of Spartan Municipal Income Fund

Q. How did the fund perform, George?

A. For the six month period that ended June 30, 2001, the fund had a total return of 2.94%. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned 2.41% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers 3 Plus Year Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 2.81%. For the 12-month period that ended June 30, 2001, the fund had a total return of 10.49%. In comparison, the general municipal debt funds average returned 9.23% and the Lehman Brothers index returned 10.42% for the same 12-month period.

Q. What factors characterized the investing environment during the past six months, and how did they affect the fund's performance?

A. Falling interest rates and balanced supply and demand conditions helped municipal bonds rally and boost the fund's returns. Municipals rallied late in 2000 based on growing optimism that the Federal Reserve Board would cut interest rates to stimulate spending and pull the economy out of its doldrums. The Fed delivered on those expectations, cutting short-term rates six times between January and June of this year, pushing short- and intermediate-term bond yields lower and their prices higher. Favorable supply and demand conditions also boosted the municipal market. The supply of municipals increased somewhat throughout the period, although demand remained reasonably strong as investors sought out alternatives to the wobbly stock market. The fund's total return for the period reflects the combination of price gains or losses plus the income generated by its holdings.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Which strategies worked in the fund's favor during the past six months?

A. The fund's fairly even diversification among bonds with various maturities was a positive contributor to performance. Long-maturity bonds of many types - including municipals - performed best in the final months of 2000. Their heightened interest-rate sensitivity caused them to post larger gains than shorter-maturity bonds as municipal bond yields across the board fell in anticipation of rate cuts. This year, however, longer-maturity bonds stalled and their shorter-term counterparts rallied due to concerns about the potentially inflationary effects of interest-rate cuts. Given this change in leadership, the fund benefited from its diversification among short-, intermediate- and long-term bonds throughout the period.

Q. What other factors aided the fund's performance?

A. The fund was underweighted - relative to the municipal market as a whole - in California bonds, which have performed poorly so far in 2001. That's in contrast to last year when California bonds were some of the nation's best performers, and the fund's smaller exposure to them detracted from its performance. During the past several months, however, California has endured credit problems stemming from its power crisis and the threat of more than $10 billion of power revenue bonds scheduled to be issued during the third quarter to help replenish the state's coffers.

Q. Were there any sectors that performed better or worse than others?

A. Yes, there were. After posting dismal results in 2000, many hospital bonds performed well in the first half of this year thanks to cost cutting, price increases and higher insurance reimbursements. These positive developments helped many of the fund's health care holdings. On the flip side, municipal bonds backed by a given corporation - known as industrial development bonds - generally performed poorly as corporate profits eroded. Fortunately, the fund owned only a few corporate-backed muni bonds during the period.

Q. What changes, if any, did you make to the fund's investments in response to the weakening economy?

A. I didn't really make any changes because I had anticipated economic weakness and approached the market fairly cautiously in terms of credit quality. I maintained the fund's emphasis on bonds with higher credit ratings, by having about 91% of the fund's investments in investment-grade bonds rated A or higher by Moody's or Standard & Poor's®. I also tilted the fund's investments toward essential services bonds, such as those issued by water, sewer, utility and transportation entities. Their revenues, which come in the form of fees and tolls, tend to be more stable in a slowing economy compared to general obligation bonds (GOs), which are backed by sales, income and other taxes.

Q. What's ahead for the municipal market and the fund?

A. The Fed continues to state that it's far more worried about a possible recession than it is about potential inflation. Given that, many observers are expecting rates to come down from current levels. If that's the case, municipal bonds could benefit. Attractive prices relative to U.S. treasury securities and relatively high tax-free yields could bode well for continued strong demand for municipals, ultimately aiding their performance.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: a high level of income free from federal income tax

Fund number: 037

Trading symbol: FHIGX

Start date: December 1, 1977

Size: as of June 30, 2001, more than $4.6 billion

Manager: George Fischer, since 1998; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1989

3

George Fischer on the weaker economy's effect on the nation's municipal issuers:

"Weakening economic conditions have forced most states and municipalities to re-evaluate their current budgets and assumptions about the future. A slowing economy has curtailed tax receipts - including key revenues such as corporate taxes, personal income taxes and sales taxes. Furthermore, the stock market's weakness has cut into revenue generated by taxes on stock-option profits and capital gains. This financial pinch has been exacerbated by rising expenses - particularly health care and education costs. Just a short time after enjoying surpluses, many issuers across the nation now are being forced to consider cutting spending on a wide range of programs.

"As a manager of municipal bond funds, my job is to monitor the economy's ebbs and flows to determine how they'll affect revenue collections. So far, I think that the issuers of bonds in which the fund invests have done a decent job of dealing with slower revenue growth. But, as always, I'll keep a close eye on these developments, looking for problems stemming from a slower economy."

Semiannual Report

Investment Changes

Top Five States as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
New York	13.7	16.5
Massachusetts	10.0	10.2
Illinois	9.2	8.0
Texas	8.7	8.8
Washington	5.9	4.7
Top Five Sectors as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	28.2	25.2
Electric Utilities	16.7	15.2
Transportation	12.2	11.4
Health Care	11.5	11.2
Water & Sewer	9.4	11.2
Average Years to Maturity as of June 30, 2001
		6 months ago
Years	15.0	16.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of June 30, 2001
6 months ago
Years	7.1	7.0

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of June 30, 2001	As of December 31, 2000
Aaa 63.2%	Aaa 61.5%
Aa,A 28.3%	Aa,A 27.4%
Baa 6.5%	Baa 8.0%
Ba and Below 0.1%	Ba and Below 1.0%
Not Rated 1.0%	Not Rated 1.6%
Short-Term Investments 0.9%	Short-Term Investments 0.5%

Where Moody's ratings are not available, we have used S&P ® ratings. Amounts shown are as a percentage of the fund's investments.

Semiannual Report

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Bonds - 99.3%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Alabama - 0.2%
Cullman Med. Park South Med. Clinic Board Rev. (Cullman Reg'l. Med. Ctr. Proj.) Series A, 6.5% 2/15/23	Baa2	$ 4,000	$ 3,855
Huntsville Gen. Oblig. Series D, 6% 8/1/08	Aa2	2,200	2,292
Mobile Wtr. & Swr. Commissioners Wtr. & Swr. Rev. 6.5% 1/1/09	A	5,100	5,265
			11,412
Alaska - 1.6%
Alaska Student Ln. Corp. Student Ln. Rev.:
(State Assisted Proj.) Series A, 6% 7/1/04 (AMBAC Insured) (e)	Aaa	2,500	2,544
Series A:
5.15% 7/1/05 (AMBAC Insured) (e)	Aaa	1,500	1,548
5.55% 7/1/03 (AMBAC Insured) (e)	Aaa	1,300	1,339
5.65% 7/1/04 (AMBAC Insured) (e)	Aaa	1,300	1,354
5.9% 7/1/03 (AMBAC Insured) (e)	Aaa	2,320	2,363
North Slope Borough Gen. Oblig.:
Series 1996 B, 0% 6/30/07 (MBIA Insured)	Aaa	11,600	8,956
Series 2000 B, 0% 6/30/09 (MBIA Insured)	Aaa	10,000	6,877
Series A, 0% 6/30/03 (MBIA Insured)	Aaa	8,500	7,932
Series B:
0% 1/1/03 (MBIA Insured)	Aaa	8,225	7,812
0% 6/30/05 (FSA Insured)	Aaa	4,500	3,840
Valdez Marine Term. Rev. (BP Pipeline, Inc. Proj.) Series B, 5.5% 10/1/28	Aa1	28,205	27,974
			72,539
Arizona - 1.7%
Arizona Health Facilities Auth. Hosp. Sys. Rev. (Phoenix Children's Hosp. Proj.) Series A, 6.25% 11/15/29	A2	10,000	10,256
Arizona Student Ln. Aquisition Auth. Student Ln. Rev. Sr. Series A1, 5.9% 5/1/24 (e)	Aaa	2,000	2,051
Chandler Gen. Oblig.:
0% 7/1/05 (FGIC Insured)	Aaa	5,700	4,890
0% 7/1/08 (FGIC Insured)	Aaa	1,700	1,258
Maricopa County Cmnty. College District:
(1994 Proj.) Series 2001 D, 4% 7/1/04	Aaa	12,400	12,592
Series B, 5.25% 7/1/10	Aaa	17,000	17,814
Maricopa County Hosp. Rev. (Sun Health Corp. Proj.):
5.4% 4/1/05	Baa1	2,935	2,961
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Arizona - continued
Maricopa County Hosp. Rev. (Sun Health Corp. Proj.): - continued
5.65% 4/1/06	Baa1	$ 3,625	$ 3,691
Maricopa County Indl. Dev. Auth. Health Facilities Rev. (Catholic Health Care West Proj.) Series A, 4% 7/1/02	Baa2	3,345	3,345
Maricopa County Indl. Dev. Auth. Hosp. Facilities Rev. (Samaritan Health Svcs. Proj.) Series A, 7% 12/1/16 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	2,000	2,420
Maricopa County School District #1 Phoenix Elementary Second Series, 0% 7/1/05 (MBIA Insured)	Aaa	2,660	2,282
Maricopa County Unified School District #69 Paradise Valley Second Series, 0% 7/1/07 (AMBAC Insured)	Aaa	3,050	2,377
Pima County Unified School District #1 Tucson Series 1989 G, 8% 7/1/04 (MBIA Insured)	Aaa	2,000	2,253
Scottsdale Muni. Property Corp. Excise Tax Rev.:
5.5% 7/1/11 (c)	Aa1	3,145	3,309
5.5% 7/1/12 (c)	Aa1	3,325	3,486
5.5% 7/1/13 (c)	Aa1	3,505	3,660
			78,645
Arkansas - 0.3%
Arkansas Dev. Fin. Auth. Rev. (Cap. Asset Proj.) Series B, 7.1% 3/1/08	A	515	528
Arkansas Gen. Oblig. (College Savings Prog.) Series C, 0% 6/1/05	Aa2	2,130	1,824
Little Rock Arpt. Passenger Facilities Charge Rev. 5.65% 5/1/16 (AMBAC Insured) (e)	Aaa	320	344
Little Rock School District Series 2001 C, 5.25% 2/1/33 (FSA Insured)	Aaa	8,000	7,996
North Little Rock Elec. Rev. Series A, 6.5% 7/1/10 (MBIA Insured)	Aaa	3,840	4,429
Rogers Sales & Use Tax Rev. 5% 11/1/15	A1	505	505
			15,626
California - 4.0%
California Edl. Facilities Auth. Rev. (Loyola Marymount Univ. Proj.):
0% 10/1/16 (MBIA Insured)	Aaa	2,140	959
0% 10/1/17 (MBIA Insured)	Aaa	2,050	862
0% 10/1/18 (MBIA Insured)	Aaa	1,675	662
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Gen. Oblig.:
Series 1999, 5.75% 12/1/12 (FGIC Insured)	Aaa	$ 5,000	$ 5,461
5.5% 3/1/11	Aa2	22,000	23,483
5.5% 3/1/12	Aa2	2,000	2,120
5.75% 10/1/10	Aa3	7,400	8,077
5.75% 12/1/24	Aa3	4,000	4,133
6.75% 8/1/12	Aa2	5,500	6,432
California Hsg. Fin. Agcy. Rev. (Home Mtg. Prog.):
Series 1983 A, 0% 2/1/15	Aa2	187	62
Series A, 5.3% 8/1/14 (MBIA Insured)	Aaa	995	995
Series B, 5.2% 8/1/26 (MBIA Insured) (e)	Aaa	2,260	2,275
Series G:
5.9% 2/1/09 (MBIA Insured) (e)	Aaa	1,000	1,062
5.9% 8/1/09 (MBIA Insured) (e)	Aaa	2,000	2,125
California Poll. Cont. Fing. Auth. Resource Recovery Rev. (Waste Mgmt., Inc. Proj.) Series A, 7.15% 2/1/11 (e)	Ba1	5,235	5,438
California Pub. Works Board Lease Rev. (Various California State Univ. Projs.) Series A, 5.25% 12/1/13	Aa3	5,000	5,102
California Univ. Rev. (Hsg. Sys. Proj.) Series 1999 AY, 5.875% 11/1/30 (FGIC Insured)	Aaa	9,775	10,403
Compton Cmnty. Redev. Agcy. (Tax Allocation-Compton Redev. Proj.) Series A, 6.5% 8/1/13 (FSA Insured)	Aaa	4,000	4,427
East Bay Muni. Util. District Wtr. Sys. Rev. 5.25% 6/1/14 (MBIA Insured)	Aaa	6,775	7,031
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev. Series A, 0% 1/1/08 (Escrowed to Maturity) (b)(f)	Aaa	8,000	7,466
Long Beach Hbr. Rev. 5.125% 5/15/18 (e)	Aa3	5,000	4,924
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2001 A1:
5.25% 7/1/11 (MBIA Insured)	Aaa	11,000	11,874
5.25% 7/1/14 (MBIA Insured)	Aaa	14,000	14,648
Los Angeles Dept. Wtr. & Pwr. Wtrwks. Rev. Series 2001 A, 5.125% 7/1/41	Aa3	10,000	9,507
Los Angeles Hbr. Dept. Rev. Series A:
5.5% 8/1/08 (AMBAC Insured) (c)(e)	Aaa	5,000	5,212
5.5% 8/1/09 (AMBAC Insured) (c)(e)	Aaa	5,275	5,497
Modesto Irrigation District Elec. Rev. Series A, 9.625% 1/1/11 (Escrowed to Maturity) (f)	Aaa	4,390	5,592
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Placer County Wtr. Agcy. Rev. (Middle Fork Proj.) Series A:
3.75% 7/1/12	A3	$ 7,820	$ 7,284
3.75% 1/1/13	A3	1,500	1,357
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Procter & Gamble Proj.) 6.375% 7/1/10	BBB-	700	752
Sacramento Muni. Util. District Elec. Rev. Series 2001 O:
5.25% 8/15/14 (MBIA Insured)	Aaa	1,510	1,574
5.25% 8/15/15 (MBIA Insured)	Aaa	2,500	2,580
5.25% 8/15/16 (MBIA Insured)	Aaa	1,950	1,997
Sacramento Pwr. Auth. Cogeneration Proj. Rev.:
6.5% 7/1/07	BBB-	1,000	1,116
6.5% 7/1/09	BBB-	2,200	2,429
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Second Series Issue 10A, 5.55% 5/1/14 (MBIA Insured) (e)	Aaa	5,875	6,138
Second Series 27A, 5.5% 5/1/09 (MBIA Insured) (e)	Aaa	4,330	4,687
			185,743
Colorado - 3.6%
Adams County School District #12 Thorton 6.2% 12/15/10 (FGIC Insured)	Aaa	1,500	1,575
Arapahoe County School District #5 Cherry Creek (Cherry Creek Proj.) 5.5% 12/15/19	Aa1	3,500	3,608
Arapahoe County Cap. Impt. Trust Fund Hwy. Rev. Series E 470:
0% 8/31/07 (Pre-Refunded to 8/31/05 @ 89.2392) (f)	Aaa	8,000	6,097
0% 8/31/10 (Pre-Refunded to 8/31/05 @ 71.4501) (f)	Aaa	17,000	10,375
0% 8/31/15 (Pre-Refunded to 8/31/05 @ 48.6181) (f)	Aaa	16,000	6,644
Colorado Dept. of Trans. Rev. 5.25% 6/15/09 (MBIA Insured)	Aaa	22,620	24,119
Colorado Health Facilities Auth. Rev.:
Series 2001:
6.5% 11/15/31	Baa2	4,000	4,040
6.625% 11/15/26	Baa2	2,700	2,768
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Colorado - continued
Colorado Health Facilities Auth. Rev.: - continued
6.25% 2/1/04	Baa2	$ 1,300	$ 1,352
6.25% 2/1/04 (Escrowed to Maturity) (f)	Baa2	65	69
6.625% 2/1/13	Baa2	26,700	27,513
6.625% 2/1/13 (Pre-Refunded to 2/1/03 @ 102) (f)	Baa2	1,400	1,499
6.625% 2/1/22	Baa2	10,900	11,004
6.625% 2/1/22 (Pre-Refunded to 2/1/03 @ 102) (f)	Baa2	700	750
Colorado Springs Arpt. Rev. Series C:
0% 1/1/02 (MBIA Insured)	Aaa	1,550	1,529
0% 1/1/04 (MBIA Insured)	Aaa	1,530	1,393
0% 1/1/06 (MBIA Insured)	Aaa	250	208
0% 1/1/09 (MBIA Insured)	Aaa	1,655	1,169
0% 1/1/10 (MBIA Insured)	Aaa	1,500	1,004
Colorado Univ. Rev. (Biomedical Research Bldg. Proj.) 7% 6/1/09 (Pre-Refunded to 6/1/04 @ 100) (f)	Aa3	5,725	6,292
Denver City & County Arpt. Rev.:
(Unrefunded Balance Proj.) Series B, 7.25% 11/15/23 (e)	A2	1,870	1,973
Series A:
0% 11/15/02 (MBIA Insured) (e)	Aaa	4,900	4,685
0% 11/15/05 (MBIA Insured) (e)	Aaa	4,480	3,740
Series C:
6.5% 11/15/06 (e)	A2	4,075	4,290
6.55% 11/15/02 (e)	A2	4,000	4,174
Series D:
0% 11/15/03 (MBIA Insured) (e)	Aaa	5,000	4,591
0% 11/15/04 (MBIA Insured) (e)	Aaa	7,500	6,576
0% 11/15/05 (MBIA Insured) (e)	Aaa	3,000	2,504
7% 11/15/25 (e)	A2	6,980	7,038
7.4% 11/15/01 (e)	A2	3,000	3,046
El Paso County School District #20 Series A, 0% 6/15/08 (AMBAC Insured)	Aaa	2,600	1,908
Highlands Ranch Metro. District #2:
6.5% 6/15/10 (FSA Insured)	Aaa	1,000	1,157
6.5% 6/15/12 (FSA Insured)	Aaa	1,000	1,180
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Colorado - continued
Jefferson County Ctfs. of Prtn. 6.65% 12/1/08 (MBIA Insured)	Aaa	$ 3,000	$ 3,171
Thornton County Gen. Oblig. 0% 12/1/08 (FGIC Insured)	Aaa	5,000	3,595
			166,636
Connecticut - 1.0%
Connecticut Gen. Oblig.:
Series B:
5.375% 6/15/13	Aa2	10,000	10,617
5.875% 6/15/17	Aa2	4,500	4,863
Series C:
5.25% 12/15/07	Aa2	6,000	6,450
5.25% 12/15/08	Aa2	14,000	15,053
Connecticut Health & Edl. Facilities Auth. Rev.:
(New Britain Memorial Hosp. Proj.) Series A, 7.5% 7/1/06 (Pre-Refunded to 7/1/02 @ 102) (f)	AAA	3,185	3,341
(Quinnipiac College Proj.) Series D, 6% 7/1/13	BBB-	550	553
Eastern Connecticut Resources Recovery Auth. Solid Waste Rev. (Wheelabrator Lisbon Proj.) Series A, 5% 1/1/04 (e)	BBB	900	899
Univ. of Connecticut Rev. (Student Fee Prog.) Series A, 5.75% 11/15/29 (FGIC Insured)	Aaa	3,680	3,899
			45,675
District of Columbia - 2.5%
District of Columbia Gen. Oblig.:
Series 1998 B, 5.75% 6/1/09 (MBIA Insured)	Aaa	7,280	7,926
Series 2001 E:
5% 6/1/04 (FGIC Insured)	Aaa	65	68
5% 6/1/04 (FGIC Insured) (Escrowed to Maturity) (f)	Aaa	900	937
Series A:
5.25% 6/1/27 (MBIA Insured)	Aaa	20,000	19,558
5.625% 6/1/02 (MBIA Insured)	Aaa	110	113
5.625% 6/1/02 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	550	565
5.875% 6/1/05 (AMBAC Insured)	Aaa	1,010	1,086
5.875% 6/1/05 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	760	822
5.875% 6/1/05 (MBIA Insured)	Aaa	1,530	1,645
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
District Of Columbia - continued
District of Columbia Gen. Oblig.: - continued
Series A3:
5.3% 6/1/04 (AMBAC Insured)	Aaa	$ 1,605	$ 1,680
5.3% 6/1/04 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	1,505	1,583
5.4% 6/1/05 (AMBAC Insured)	Aaa	1,510	1,598
5.4% 6/1/05 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	1,400	1,490
Series B:
5% 6/1/06 (MBIA Insured)	Aaa	4,015	4,200
5.25% 6/1/07 (MBIA Insured)	Aaa	12,000	12,682
Series E, 5% 6/1/04 (FGIC Insured) (Pre-Refunded to 6/1/03 @ 102) (f)	Aaa	35	37
District of Columbia Hosp. Rev. (Hosp. for Sick Children Proj.) Series A, 8.875% 1/1/21	-	11,250	11,570
District of Columbia Redev. Land Agcy. Washington D.C. Sports Arena Spl. Tax Rev. 5.625% 11/1/10	Baa	4,605	4,619
District of Columbia Rev.:
(American Assoc. of Advancement in Science Proj.) 5.125% 1/1/27 (AMBAC Insured)	Aaa	9,250	8,876
(George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	Aaa	9,000	9,460
(Georgetown Univ. Proj.) Series A:
5.95% 4/1/14 (MBIA Insured)	Aaa	2,000	2,176
6% 4/1/18 (MBIA Insured)	Aaa	13,835	14,930
(Nat'l. Academy of Science Proj.) Series A, 5% 1/1/28 (AMBAC Insured)	Aaa	10,000	9,387
District of Columbia Tobacco Settlement Fing. Corp. 6.25% 5/15/24	A1	1,350	1,382
			118,390
Florida - 2.2%
Boynton Beach Util. Sys. Rev. 5.5% 11/1/19 (FGIC Insured) (c)	AAA	3,300	3,361
Dade County Aviation Rev. (Miami Int'l. Arpt. Proj.) Series B, 6% 10/1/24 (MBIA Insured) (e)	Aaa	3,750	3,909
Hillsborough County Util. Rev. 5% 8/1/06 (AMBAC Insured)	Aaa	5,535	5,829
Jacksonville Elec. Auth. Rev.:
(First Installment Proj.) 6% 7/1/01 (Escrowed to Maturity) (f)	Aaa	1,090	1,090
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Florida - continued
Jacksonville Elec. Auth. Rev.: - continued
(Saint Johns River Proj.) Series 13 Issue 2, 5.375% 10/1/16	Aa2	$ 4,535	$ 4,615
(Third Installment Proj.) Series 73, 6.8% 7/1/12 (Escrowed to Maturity) (f)	Aaa	3,000	3,428
Jacksonville Health Facilities Auth. Indl. Dev. Rev. (Cypress Village/Nat'l. Benevolent Assoc. Proj.) 7% 12/1/22	Baa1	2,000	2,038
Jacksonville Port Auth. Rev.:
5.5% 11/1/06 (MBIA Insured) (e)	Aaa	7,605	8,130
5.75% 11/1/09 (MBIA Insured) (e)	Aaa	1,000	1,075
Miami-Dade County Edl. Facilities Auth. Rev. Series A, 5.75% 4/1/29 (AMBAC Insured)	Aaa	5,000	5,234
Orlando Utils. Commission Wtr. & Elec. Rev. Series B, 5.25% 10/1/23	Aa2	5,465	5,468
Palm Beach County School Board Ctfs. of Prtn. Series A:
5.5% 8/1/21 (AMBAC Insured)	Aaa	6,135	6,265
5.5% 8/1/22 (AMBAC Insured)	Aaa	8,210	8,363
Pasco County Solid Waste Disp. & Resource Recovery Sys. Rev.:
6% 4/1/08 (AMBAC Insured) (e)	Aaa	5,000	5,474
6% 4/1/09 (AMBAC Insured) (e)	Aaa	8,090	8,870
Pinellas County Resource Recovery Rev. 5.25% 10/1/05 (MBIA Insured) (e)	Aaa	4,010	4,221
Tampa Bay Wtr. Util. Sys. Rev. 6% 10/1/24 (FGIC Insured)	Aaa	6,000	6,498
Tampa Util. Tax & Spl. Rev.:
6% 10/1/05 (AMBAC Insured) (c)	Aaa	3,975	4,335
6% 10/1/06 (AMBAC Insured) (c)	Aaa	2,500	2,756
6% 10/1/07 (AMBAC Insured) (c)	Aaa	2,335	2,592
6% 10/1/09 (AMBAC Insured) (c)	Aaa	1,500	1,680
Tampa Wtr. & Swr. Rev.:
5.5% 10/1/09 (FSA Insured) (c)	Aaa	2,200	2,291
5.5% 10/1/11 (FSA Insured) (c)	Aaa	1,450	1,513
6% 10/1/15 (FSA Insured) (c)	Aaa	1,090	1,166
6% 10/1/17 (FSA Insured) (c)	Aaa	1,000	1,061
			101,262
Georgia - 1.3%
Atlanta & Fulton County Resource Auth. Rev. (Downtown Area Pub. Impt. Proj.) Series A, 5.375% 12/1/21 (MBIA Insured)	Aaa	6,000	6,075
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Georgia - continued
Atlanta Downtown Dev. Auth. Rev. (Underground Atlanta Proj.):
6.25% 10/1/12	Aa3	$ 3,750	$ 3,925
6.25% 10/1/16	Aa3	3,000	3,132
Atlanta Wtr. & Swr. Rev. Series A, 5.375% 1/1/20 (FGIC Insured) (Pre-Refunded to 1/1/07 @ 101) (f)	Aaa	3,250	3,508
Fulton County School District 6.375% 5/1/14	Aa2	3,500	4,062
Fulton County Wtr. & Swr. Rev. 6.375% 1/1/14 (FGIC Insured)	Aaa	140	160
Georgia Gen. Oblig.:
Series D:
5.75% 10/1/12	Aaa	13,705	14,970
5.8% 11/1/13	Aaa	15,350	16,802
5.8% 11/1/10	Aaa	4,000	4,452
Georgia Muni. Elec. Auth. Pwr. Rev. Series B, 6.2% 1/1/10 (AMBAC Insured)	Aaa	5,000	5,667
			62,753
Hawaii - 1.0%
Hawaii Arpts. Sys. Rev.:
Series 2000 A, 5.75% 7/1/21 (FGIC Insured)	Aaa	2,640	2,776
Series 2001, 5.5% 7/1/07 (FGIC Insured) (e)	Aaa	4,560	4,875
Hawaii Gen. Oblig.:
Series 1998 CR, 5.75% 4/1/09 (MBIA Insured)	Aaa	7,200	7,886
Series CN, 5.25% 3/1/12 (FGIC Insured)	Aaa	17,300	17,996
Series CU:
5.75% 10/1/12 (MBIA Insured)	Aaa	2,130	2,315
5.875% 10/1/13 (MBIA Insured)	Aaa	2,000	2,188
5.875% 10/1/14 (MBIA Insured)	Aaa	1,870	2,037
Hawaii Hsg. Fin. & Dev. Corp. Series A, 4.9% 7/1/28 (e)	Aaa	5,680	5,636
			45,709
Idaho - 0.2%
Boise City Urban Renewal Agcy. Lease Rev. 5.9% 8/15/29 (AMBAC Insured)	Aaa	6,950	7,343
Idaho Falls Gen. Oblig.:
0% 4/1/06 (FGIC Insured)	Aaa	2,000	1,647
0% 4/1/07 (FGIC Insured)	Aaa	2,500	1,955
			10,945
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Illinois - 9.1%
Chicago Board of Ed. (Chicago School Reform Proj.):
5.75% 12/1/20 (AMBAC Insured)	Aaa	$ 3,480	$ 3,626
5.75% 12/1/27 (AMBAC Insured)	Aaa	47,250	49,005
Chicago Gen. Oblig.:
(Neighborhoods Alive 21 Proj.) Series A, 5.75% 1/1/40 (FGIC Insured)	Aaa	16,500	17,127
Series 1993, 5.25% 1/1/18 (FGIC Insured)	Aaa	7,200	7,222
Series 2000 C, 5.5% 1/1/40 (FGIC Insured)	Aaa	4,500	4,511
Series A:
5.5% 1/1/09 (MBIA Insured)	Aaa	7,855	8,433
5.5% 1/1/38 (MBIA Insured)	Aaa	15,000	15,052
Series A2, 6.25% 1/1/15 (AMBAC Insured)	Aaa	4,885	5,555
Series C, 5.7% 1/1/30 (FGIC Insured)	Aaa	15,415	15,930
Chicago Metro. Wtr. Reclamation District Greater Chicago Series A, 5.25% 12/1/09	Aa1	5,000	5,308
Chicago Midway Arpt. Rev.:
Series A, 5.5% 1/1/29 (MBIA Insured)	Aaa	24,775	24,940
Series B:
5.25% 1/1/13 (MBIA Insured) (e)	Aaa	2,910	2,946
5.25% 1/1/14 (MBIA Insured) (e)	Aaa	3,060	3,107
6% 1/1/05 (MBIA Insured) (e)	Aaa	1,360	1,454
6% 1/1/08 (MBIA Insured) (e)	Aaa	2,170	2,361
6% 1/1/10 (MBIA Insured) (e)	Aaa	2,435	2,615
6.125% 1/1/11 (MBIA Insured) (e)	Aaa	2,580	2,795
Chicago Motor Fuel Tax Series A, 5.375% 1/1/14 (AMBAC Insured)	Aaa	4,600	4,845
Chicago O'Hare Int'l. Arpt. Rev.:
(Gen. Arpt. Proj.) Series A:
5.5% 1/1/16 (AMBAC Insured) (e)	Aaa	10,000	10,190
6.25% 1/1/09 (AMBAC Insured) (e)	Aaa	6,730	7,408
6.375% 1/1/12 (MBIA Insured)	Aaa	4,000	4,318
6.375% 1/1/15 (MBIA Insured)	Aaa	14,900	15,928
(Passenger Facility Charge Proj.):
Series A, 5.6% 1/1/10 (AMBAC Insured)	Aaa	4,500	4,790
Series B, 5.75% 1/1/30 (AMBAC Insured)	Aaa	13,420	13,961
Series 1999, 5.5% 1/1/11 (AMBAC Insured) (e)	Aaa	10,000	10,649
Chicago Residential Mtg. Rev. Series B, 0% 10/1/09 (MBIA Insured)	Aaa	2,205	1,244
Chicago Sales Tax Rev. Series 1999, 5.75% 1/1/34 (FGIC Insured)	Aaa	5,000	5,153
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
Chicago Wastewtr. Transmission Rev. 5.375% 1/1/13 (FGIC Insured)	Aaa	$ 5,300	$ 5,598
Chicago Wtr. Rev. 0% 11/1/01 (FGIC Insured)	Aaa	1,960	1,943
Cook & Will Counties Township High School District #206 Series A, 0% 12/1/03 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	2,350	2,167
Cook County Gen. Oblig. 0% 11/1/08 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	8,280	6,020
De Kalb Single Family Mtg. Rev. Series A, 7.45% 12/1/09 (e)	Aaa	550	593
Illinois Dev. Fin. Auth. Poll. Cont. Rev. (Commonwealth Edison Co. Proj.) Series D, 6.75% 3/1/15 (AMBAC Insured)	Aaa	7,000	7,585
Illinois Gen. Oblig. First Series:
5% 5/1/06	Aa2	4,600	4,821
5.75% 12/1/13 (MBIA Insured)	Aaa	7,000	7,539
Illinois Health Facilities Auth. Rev.:
(Condell Med. Ctr. Proj.):
6.5% 5/15/30	A3	9,000	9,240
7% 5/15/22	A3	5,000	5,374
(Lutheran Gen. Health Care Sys. Proj.) Series C:
6% 4/1/18	A1	3,000	3,145
7% 4/1/14	A1	1,500	1,718
(Memorial Hosp. Proj.) 7.125% 5/1/10 (Pre-Refunded to 5/1/02 @ 102) (f)	-	3,600	3,799
(OSF Health Care Sys. Proj.) 6% 11/15/13	A2	7,000	7,011
(Riverside Health Sys. Proj.) 6.85% 11/15/29	A3	5,025	5,299
(Swedish American Hosp. Proj.):
5.375% 11/15/13 (AMBAC Insured)	Aaa	3,000	3,044
6.875% 11/15/30	A-	7,000	7,305
6.75% 2/15/15	A1	1,000	1,086
Illinois Reg'l. Trans. Auth.:
Series A, 8% 6/1/17 (AMBAC Insured)	Aaa	4,500	5,963
Series C, 7.75% 6/1/13 (FGIC Insured)	Aaa	2,045	2,602
Series D, 7.75% 6/1/04 (FGIC Insured)	Aaa	1,115	1,244
Illinois Sales Tax Rev. First Series 2001, 5.5% 6/15/12	Aa2	4,500	4,803
Lake County Cmnty. Consolidated School District #50 Woodland Series 2000 A, 6% 12/1/20 (FGIC Insured)	Aaa	6,000	6,348
Lake County Forest Preservation District:
0% 12/1/07	Aa1	10,440	7,902
0% 12/1/08	Aa1	12,505	8,965
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
McHenry County Conservation District Series A, 5.625% 2/1/21 (FGIC Insured)	Aaa	$ 5,730	$ 5,891
Metro. Pier & Exposition Auth. Dedicated Tax Rev.:
(McCormick Place Expansion Proj.) Series A:
0% 6/15/08 (MBIA Insured)	Aaa	3,820	2,796
0% 6/15/08 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	3,335	2,465
0% 6/15/10 (FGIC Insured)	Aaa	17,000	11,111
0% 6/15/12 (FGIC Insured) (b)	Aaa	250	247
5.25% 12/15/10 (AMBAC Insured)	Aaa	14,450	15,142
Series A:
0% 6/15/09 (FGIC Insured)	Aaa	18,610	12,843
0% 6/15/09 (FGIC Insured) (Escrowed to Maturity) (f)	Aaa	2,325	1,630
Northern Illinois Univ. Revs. (Auxiliary Facilities Sys. Proj.) 6% 4/1/02 (FGIC Insured)	Aaa	1,000	1,024
			424,736
Indiana - 0.3%
Indiana Bond Bank Rev. (State Revolving Fund Prog.) Series A, 7% 2/1/05	AAA	2,000	2,215
Indiana Health Facilities Fing. Auth. Hosp. Rev.:
(Columbus Reg'l. Hosp. Proj.) 7% 8/15/15 (FSA Insured)	Aaa	2,500	2,984
5.5% 2/15/30 (MBIA Insured)	Aaa	5,295	5,296
Indianapolis Arpt. Auth. Rev. Series A, 5.6% 7/1/15 (FGIC Insured)	Aaa	1,000	1,039
Indianapolis Econ. Dev. Rev. (Nat'l. Benevolent Assoc. Proj.) 7.625% 10/1/22	Baa2	3,000	3,098
			14,632
Iowa - 0.4%
Iowa Fin. Auth. Hosp. Facilities Rev.:
5.875% 2/15/30 (AMBAC Insured)	Aaa	11,000	11,491
6.625% 2/15/12	A1	1,000	1,101
6.75% 2/15/12	A1	1,000	1,089
6.75% 2/15/14	A1	1,000	1,083
6.75% 2/15/15	A1	1,000	1,079
6.75% 2/15/17	A1	1,000	1,071
			16,914
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Kansas - 0.7%
Johnson County Unified School District #512 (Shawnee Mission Proj.):
8% 10/1/03	Aa1	$ 1,015	$ 1,119
8% 10/1/04	Aa1	1,225	1,392
8% 10/1/05	Aa1	1,250	1,458
Kansas City Util. Sys. Rev.:
0% 3/1/09 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	3,975	2,823
0% 9/1/10 (AMBAC Insured)	Aaa	2,865	1,877
0% 9/1/10 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	3,825	2,518
Kansas Dev. Fin. Auth. Health Facilities Rev. (Sisters of Charity Proj.) Series J, 6.25% 12/1/28	Aa3	4,500	4,771
Saline County Unified School District #305 Salina Series 2001:
5.25% 9/1/11 (FSA Insured)	Aaa	3,515	3,750
5.25% 9/1/12 (FSA Insured)	Aaa	5,630	5,945
Wichita Hosp. Rev. Series III A, 6.465% 10/20/17 (MBIA Insured)	Aaa	6,000	6,297
			31,950
Kentucky - 2.7%
Jefferson County Cap. Projs. Corp. Rev. (Lease Prog.) Series A, 0% 8/15/11	A1	5,250	3,237
Jefferson County Hosp. Rev. (Alliant Health Sys. Proj.):
6.367% 10/9/08 (MBIA Insured)	Aaa	1,800	1,887
6.367% 10/9/08 (MBIA Insured) (Pre-Refunded to 10/29/02 @ 102) (f)	Aaa	2,200	2,342
Kenton County Arpt. Board Arpt. Rev.:
(Cincinnati/Northern Kentucky Int'l. Arpt. Proj.) 5.65% 3/1/04 (MBIA Insured) (e)	Aaa	1,480	1,552
(Delta Air Lines, Inc. Proj.) Series A, 7.5% 2/1/20 (e)	Baa3	5,100	5,255
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Kentucky - continued
Kentucky Property & Bldgs. Commission Revs.:
(#69 Proj.):
Series 2001 B:
5% 8/1/03 (FSA Insured) (c)	Aaa	$ 3,000	$ 3,101
5% 8/1/05 (FSA Insured) (c)	Aaa	1,945	2,036
5% 8/1/09 (FSA Insured) (c)	Aaa	1,620	1,705
5% 8/1/11 (FSA Insured) (c)	Aaa	1,655	1,707
Series 2001 C, 5% 8/1/05 (FSA Insured) (c)	Aaa	5,340	5,593
Series 2001 D:
5.5% 8/1/07 (FSA Insured) (c)	Aaa	4,145	4,387
5.5% 8/1/09 (FSA Insured) (c)	Aaa	1,050	1,116
5.5% 8/1/11 (FSA Insured) (c)	Aaa	1,165	1,234
Louisville & Jefferson County Reg'l. Arpt. Auth. Arpt. Sys. Rev. Series 2001 A:
5.25% 7/1/09 (FSA Insured) (e)	Aaa	1,545	1,634
5.5% 7/1/10 (FSA Insured) (e)	Aaa	3,800	4,056
Louisville & Jefferson Swr. Sys. Rev. Series A, 5.75% 5/15/33 (FGIC Insured)	Aaa	65,000	67,964
Owensboro Elec. Lt. & Pwr. Rev. Series B:
0% 1/1/07 (AMBAC Insured)	Aaa	10,000	7,956
0% 1/1/08 (AMBAC Insured)	Aaa	600	453
0% 1/1/09 (AMBAC Insured)	Aaa	2,000	1,428
0% 1/1/10 (AMBAC Insured)	Aaa	8,440	5,712
			124,355
Louisiana - 0.6%
Monroe-West Monroe Pub. Trust Fing. Auth. Mtg. Rev. Series C, 0% 8/20/14	AA-	9,000	4,547
New Orleans Gen. Oblig.:
0% 9/1/08 (AMBAC Insured)	Aaa	10,000	7,250
0% 9/1/09 (AMBAC Insured)	Aaa	16,500	11,276
0% 9/1/11 (AMBAC Insured)	Aaa	4,165	2,557
0% 9/1/14 (AMBAC Insured)	Aaa	5,000	2,542
			28,172
Maryland - 0.4%
Howard County Mtg. Rev. (Heartlands Elderly Apts. Proj.) 8.875% 12/1/10 (MBIA Insured)	Aaa	250	257
Maryland Cmnty. Dev. Administration Dept. Hsg. & Cmnty. Dev. (Residential Proj.) Series B, 5.05% 9/1/19 (e)	Aa2	1,970	1,982
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Maryland - continued
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Good Samaritan Hosp. Proj.):
5.75% 7/1/13 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	$ 995	$ 1,081
5.75% 7/1/13 (Escrowed to Maturity) (f)	-	1,605	1,743
(Univ. of Maryland Med. Sys. Proj.) 6.75% 7/1/30	Baa1	10,415	11,018
Prince Georges County Solid Waste Mgmt. Sys. Rev. 5.25% 6/15/13 (FSA Insured)	Aaa	1,500	1,533
			17,614
Massachusetts - 10.0%
Boston Metro. District 8% 12/1/03 (MBIA Insured)	Aaa	1,260	1,398
Massachusetts Bay Tran Auth. Series 2000 A, 5.25% 7/1/30	Aa1	7,105	6,992
Massachusetts Bay Tran Auth. Sales Tax Series 2000 A, 5.5% 7/1/30	Aa3	17,500	17,726
Massachusetts Bay Trans. Auth.:
Series A:
5.375% 3/1/19	Aa2	15,000	15,270
5.5% 3/1/12	Aa2	5,000	5,395
5.75% 3/1/26 (FGIC Insured)	Aa2	17,795	18,664
6.25% 3/1/12	Aa2	2,000	2,287
Series B:
5.25% 3/1/26 (FSA Insured)	Aaa	14,750	14,650
6.2% 3/1/16	Aa2	3,800	4,344
Massachusetts Ed. Ln. Auth. Ed. Ln. Rev.:
Series A Issue E, 4.9% 7/1/13 (AMBAC Insured) (e)	AAA	6,535	6,489
Series B Issue E:
5.75% 7/1/05 (AMBAC Insured) (e)	Aaa	2,045	2,148
5.85% 7/1/06 (AMBAC Insured) (e)	Aaa	2,435	2,568
5.95% 7/1/07 (AMBAC Insured) (e)	Aaa	2,640	2,782
6.05% 7/1/08 (AMBAC Insured) (e)	Aaa	2,725	2,871
6.15% 7/1/10 (AMBAC Insured) (e)	Aaa	1,095	1,150
6.25% 7/1/11 (AMBAC Insured) (e)	Aaa	650	683
6.3% 7/1/12 (AMBAC Insured) (e)	Aaa	665	698
Massachusetts Fed. Hwy.:
5.75% 6/15/11	Aa3	10,000	10,997
5.75% 6/15/12	Aa3	5,000	5,450
5.75% 6/15/13	Aa3	5,000	5,410
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Massachusetts - continued
Massachusetts Gen. Oblig.:
(Consolidated Ln. Prog.):
Series A, 7.5% 6/1/04	Aa2	$ 3,270	$ 3,506
Series B, 4.875% 10/1/13	Aa2	2,500	2,512
Series 2001 A, 5.5% 1/1/10	Aa2	7,500	8,103
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Blood Research Institute Proj.) Series A, 6.5% 2/1/22	-	4,430	4,550
(Boston College Issue Proj.) Series L, 4.75% 6/1/31	Aa3	5,000	4,487
(Fairview Extended Care Proj.) Series B, 4.55% 1/1/21 (MBIA Insured)	Aaa	4,700	4,757
(Harvard Univ. Issue Proj.) Series W, 6% 7/1/35	Aaa	10,500	11,362
(Massachusetts Gen. Hosp. Proj.) Series F, 6.25% 7/1/12 (AMBAC Insured)	Aaa	2,000	2,289
(New England Med. Ctr. Hosp. Proj.) Series G, 5.375% 7/1/24 (MBIA Insured)	Aaa	3,800	3,758
(South Shore Hosp. Proj.) Series F, 5.75% 7/1/29	A2	11,930	11,561
(Tufts Univ. Proj.) Series I, 5.5% 2/15/36	Aa3	10,000	10,196
(Univ. of Massachusetts Proj.) Series A, 5.875% 10/1/29 (FGIC Insured)	Aaa	10,000	10,632
(Wellesley College Proj.) Series F, 5.125% 7/1/39	Aa1	6,500	6,235
Massachusetts Hsg. Fin. Agcy. Hsg. Rev. (Rental Proj.) Series A:
6.6% 7/1/14 (AMBAC Insured) (e)	Aaa	2,190	2,311
6.65% 7/1/19 (AMBAC Insured) (e)	Aaa	1,760	1,868
Massachusetts Indl. Fin. Agcy. Resource Recovery Rev. (Ogden Haverhill Proj.) Series 1992 A:
4.6% 12/1/02	BBB	5,430	5,432
4.7% 12/1/03	BBB	1,975	1,976
Massachusetts Indl. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series A2:
0% 8/1/03	A+	29,600	27,519
0% 8/1/04	A+	5,000	4,447
0% 8/1/06	A+	30,800	24,907
0% 8/1/08	A+	5,000	3,636
0% 8/1/09	A+	21,800	14,873
0% 8/1/10	A+	2,000	1,288
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Massachusetts - continued
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev.:
Series A:
5% 7/1/10 (AMBAC Insured)	Aaa	$ 4,610	$ 4,683
6.75% 7/1/08 (MBIA Insured)	Aaa	2,500	2,625
Series B:
5% 7/1/12 (MBIA Insured)	Aaa	2,715	2,747
6.75% 7/1/08 (MBIA Insured)	Aaa	5,995	6,294
Series C, 6.625% 7/1/06	Baa2	2,220	2,315
Series D, 6% 7/1/06	Baa2	1,300	1,346
Massachusetts Port Auth. Rev. Series C, 5.75% 7/1/29	Aa3	15,845	16,568
Massachusetts Tpk. Auth. Metro. Hwy. Sys. Rev. Series A:
5% 1/1/27 (MBIA Insured)	Aaa	4,000	3,812
5% 1/1/37 (MBIA Insured)	Aaa	10,000	9,211
5% 1/1/39 (AMBAC Insured)	Aaa	25,860	23,784
5.125% 1/1/23 (MBIA Insured)	Aaa	8,200	8,059
Massachusetts Tpk. Auth. Western Tpk. Rev. Series A, 5.55% 1/1/17 (MBIA Insured)	Aaa	20,380	20,888
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.) Series A, 5.25% 8/1/13	Aaa	90	94
Massachusetts Wtr. Resources Auth. Rev. Series A, 5.75% 8/1/39 (FGIC Insured)	Aaa	33,000	34,513
New England Ed. Ln. Marketing Corp. Massachusetts (Student Ln. Prog.) Series A, 5.7% 7/1/05 (e)	Aa2	18,500	19,628
Route 3 North Trans. Improvements Asscociation Lease Rev. 5.75% 6/15/16 (MBIA Insured)	Aaa	4,850	5,147
			461,891
Michigan - 3.5%
Caladonia Cmnty. Schools 5.5% 5/1/26 (FGIC Insured)	Aaa	7,000	7,143
Detroit Convention Facilities Rev. (Cobo Hall Expansion Proj.) 5.25% 9/30/12	A	4,000	4,022
Detroit Wtr. Supply Sys. Rev.:
Series 2001 A, 5.75% 7/1/28 (FGIC Insured)	Aaa	8,100	8,476
Series A:
5.75% 7/1/26 (FGIC Insured) (Pre-Refunded to 1/1/10 @ 101) (f)	Aaa	14,750	16,371
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Michigan - continued
Detroit Wtr. Supply Sys. Rev.: - continued
Series A:
5.875% 7/1/22 (FGIC Insured) (Pre-Refunded to 1/1/10 @ 101) (f)	Aaa	$ 16,905	$ 18,912
5.875% 7/1/29 (FGIC Insured) (Pre-Refunded to 1/1/10 @ 101) (f)	Aaa	10,900	12,194
Holt Pub. Schools Series 2000 A, 5.5% 5/1/23 (FGIC Insured)	Aaa	2,250	2,290
Livonia Pub. School District 5.875% 5/1/25 (FGIC Insured)	Aaa	3,000	3,170
Lowell Area Schools 0% 5/1/20 (FGIC Insured) (Pre-Refunded to 5/1/05 @ 33.6439) (f)	Aaa	19,185	5,583
Michigan Bldg. Auth. Rev. Series II, 6.25% 10/1/20 (MBIA Insured)	Aaa	1,100	1,126
Michigan Hosp. Fin. Auth. Rev.:
(Mercy Health Svcs. Proj.):
Series Q, 5.375% 8/15/26 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	4,750	4,818
Series W, 5.25% 8/15/27 (FSA Insured) (Escrowed to Maturity) (f)	Aaa	4,000	3,928
Series X, 6% 8/15/34 (MBIA Insured)	Aaa	10,675	11,290
(Sisters of Mercy Proj.) Series P, 5.375% 8/15/14 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	420	438
(Trinity Health Proj.) Series 2000 A, 6% 12/1/27	Aa3	2,000	2,045
Michigan Hsg. Dev. Auth. Rental Hsg. Rev. Series B, 5.7% 4/1/12	AA-	3,750	3,886
Michigan Muni. Bond Auth. Rev.:
(Local Govt. Ln. Prog.) Series G, 7% 11/1/02 (AMBAC Insured)	Aaa	1,465	1,543
(State Revolving Fund Prog.) 5.125% 10/1/20	Aaa	18,300	18,198
Michigan Trunk Line Series A, 0% 10/1/09 (AMBAC Insured)	Aaa	8,010	5,501
Rankin County School District 5.5% 2/1/13 (MBIA Insured)	Aaa	2,505	2,691
Romulus Cmnty. Schools 5.25% 5/1/25	Aaa	6,350	6,316
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.):
Series M, 5.25% 11/15/31 (MBIA Insured)	Aaa	7,000	6,794
5.5% 1/1/14	Aa3	3,695	3,781
6.25% 1/1/09	Aa3	400	441
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Michigan - continued
Univ. of Michigan Univ. Revs. (Univ. Hosp. Proj.) Series A, 5.75% 12/1/12	Aa2	$ 7,750	$ 8,006
Western Townships Util. Auth. Swr. Disp. Sys. 0% 1/1/05 (FSA Insured)	Aaa	2,810	2,451
			161,414
Minnesota - 1.3%
Centennial Independent School District #12 Series B, 4.875% 2/1/12 (FGIC Insured)	Aaa	2,610	2,615
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Healthspan Corp. Proj.) Series A, 4.75% 11/15/18 (AMBAC Insured)	Aaa	9,700	9,108
Minnesota Agric. & Economic Dev. Board Rev. (Health Care Sys. Proj.) Series A, 6.375% 11/15/29	A2	12,000	12,395
Minnesota Hsg. Fin. Agcy. (Single Family Mtg. Prog.) Series B, 5.8% 7/1/25 (e)	Aa1	5,750	5,790
Saint Cloud Health Care Rev. (Saint Cloud Hosp. Group Oblig. Proj.) Series A, 5.875% 5/1/30 (FSA Insured)	Aaa	8,500	8,963
Saint Cloud Hosp. Facilities Rev. (Saint Cloud Hosp. Proj.) Series C, 5.25% 10/1/13 (AMBAC Insured)	Aaa	2,000	2,041
Univ. of Minnesota Gen. Oblig. 4.8% 8/15/03	Aa2	18,600	19,030
			59,942
Mississippi - 0.1%
Hinds County Rev. (Mississippi Methodist Hosp. & Rehabilitation Proj.) 5.6% 5/1/12 (AMBAC Insured)	Aaa	4,000	4,311
Missouri - 0.9%
Kirkwood Indl. Dev. Auth. Health Care Corp. Rev. (Saint Joseph Hosp. Proj.) 7% 7/1/22 (Pre-Refunded to 7/1/02 @ 102) (f)	-	1,500	1,592
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. Rev. (Revolving Debt Fund Prog.) Series 2001 B:
5.5% 7/1/12	Aaa	3,000	3,260
5.5% 7/1/13	Aaa	4,000	4,332
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Missouri - continued
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. (Washington Univ. Proj.):
Series A, 4.75% 11/15/37	Aa1	$ 4,750	$ 4,213
Series B, 6% 3/1/30	Aa1	26,050	27,827
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series C, 5.5% 3/1/16 (e)	AAA	1,225	1,267
			42,491
Montana - 0.2%
Montana Board of Invt. (Payroll Tax Workers Compensation Prog.):
Series 1996:
6.875% 6/1/20 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	1,255	1,433
6.875% 6/1/20 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	3,870	4,420
6.875% 6/1/20 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	2,005	2,290
			8,143
Nebraska - 0.1%
Nebraska Pub. Pwr. District Rev. Series A, 5.25% 1/1/12 (MBIA Insured)	Aaa	3,250	3,393
Scotts Bluff County Hosp. Auth. #1 Hosp. Rev. 6.45% 12/15/04 (Pre-Refunded to 12/15/02 @ 102) (f)	A3	785	817
			4,210
Nevada - 0.5%
Las Vegas Downtown Redev. Agcy. Tax Increment Rev. (Fremont Street Proj.) Series A, 6.1% 6/15/14	BBB+	500	507
Nevada Gen. Oblig. (Cap. Impt. Proj.) Series B, 5.25% 6/1/11	Aa2	5,025	5,246
Washoe County Gen. Oblig.:
(Reno Sparks Proj.) Series B:
0% 7/1/12 (FSA Insured)	Aaa	4,605	2,671
0% 7/1/13 (FSA Insured)	Aaa	4,590	2,504
0% 7/1/14 (FSA Insured)	Aaa	3,000	1,532
(Reno-Convention Ctr. Proj.) Series A, 6.4% 7/1/29 (FSA Insured) (Pre-Refunded to 1/1/10 @ 100) (f)	Aaa	9,000	10,305
			22,765
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
New Hampshire - 0.1%
New Hampshire Health & Edl. Facilities Auth. Rev. (Univ. Sys. of New Hampshire Proj.):
5.25% 7/1/08 (AMBAC Insured) (c)	Aaa	$ 1,980	$ 2,050
5.25% 7/1/09 (AMBAC Insured) (c)	Aaa	1,080	1,116
5.25% 7/1/11 (AMBAC Insured) (c)	Aaa	1,310	1,355
			4,521
New Jersey - 1.0%
Middlesex County Poll. Cont. Auth. Rev. (Amerada Hess Corp. Proj.) 7.875% 6/1/22	-	7,750	8,427
New Jersey Health Care Facilities Fing. Auth. Rev. (Christ Hosp. Group Issue Proj.) 7% 7/1/06 (AMBAC Insured)	AAA	1,635	1,864
New Jersey Tpk. Auth. Tpk. Rev. Series 2000 A, 6% 1/1/11 (MBIA Insured)	Aaa	6,500	7,313
New Jersey Trans. Trust Fund Auth. (Trans. Sys. Proj.):
Series A:
5.25% 6/15/11	Aa2	8,895	9,370
5.5% 6/15/11 (MBIA Insured)	Aaa	6,650	7,044
Series B, 5% 6/15/13 (AMBAC Insured)	Aaa	11,055	11,318
Warren County Poll. Cont. Fing. Auth. Resource Recovery Rev. 6.55% 12/1/06 (MBIA Insured)	Aaa	1,000	1,040
			46,376
New Mexico - 0.7%
Albuquerque Arpt. Rev.:
Series A, 6.6% 7/1/16 (AMBAC Insured) (e)	Aaa	4,750	4,953
6.5% 7/1/08 (AMBAC Insured) (e)	Aaa	1,500	1,689
6.7% 7/1/18 (AMBAC Insured) (e)	Aaa	2,500	2,757
6.75% 7/1/09 (AMBAC Insured) (e)	Aaa	1,150	1,326
6.75% 7/1/10 (AMBAC Insured) (e)	Aaa	1,700	1,973
6.75% 7/1/12 (AMBAC Insured) (e)	Aaa	1,935	2,268
Bernalillo County Gross Receipt Tax Rev. 5.25% 10/1/26	Aa3	5,790	5,718
New Mexico Edl. Assistance Foundation Student Ln. Rev.:
Series B, 5.25% 4/1/05 (AMBAC Insured) (e)	Aaa	2,005	2,032
Series II A, 5% 12/1/02 (e)	Aaa	2,125	2,164
Univ. of New Mexico Univ. Rev. Series A, 6% 6/1/21	Aa3	5,340	5,937
			30,817
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
New York - 13.7%
Metro. Trans. Auth. Commuter Facilities Rev.:
(Svc. Contract Proj.) Series 8, 5.25% 7/1/17	A3	$ 2,000	$ 2,016
Series A:
5.625% 7/1/27 (MBIA Insured)	Aaa	10,055	10,292
6% 7/1/16 (FGIC Insured)	Aaa	2,000	2,147
6% 7/1/24	Baa1	2,400	2,567
6.125% 7/1/29	Baa1	25,000	26,854
Series B:
4.75% 7/1/26 (FGIC Insured)	Aaa	12,130	11,197
4.875% 7/1/18 (FGIC Insured)	Aaa	2,540	2,492
Series C1, 5.125% 7/1/12 (FGIC Insured)	Aaa	7,570	7,848
Series D, 5.125% 7/1/22 (MBIA Insured)	Aaa	9,650	9,632
Metro. Trans. Auth. Dedicated Tax Fund:
Series 2000 A, 6% 4/1/30 (FGIC Insured)	Aaa	5,000	5,392
Series A:
5% 4/1/29 (FSA Insured)	Aaa	16,000	15,534
5.25% 4/1/26 (MBIA Insured)	Aaa	12,500	12,507
Metro. Trans. Auth. Svc. Contract Rev.:
(Commuter Facilities Proj.) Series O:
5.75% 7/1/08	A3	1,000	1,094
5.75% 7/1/13	A3	14,250	15,660
(Trans. Facilities Proj.):
Series 5, 6.9% 7/1/05	A3	1,000	1,025
Series 7, 5.4% 7/1/06	Baa1	1,000	1,069
Series O, 5.625% 7/1/05	A3	7,595	8,135
Series P, 5.75% 7/1/15	A3	9,500	9,788
Metro. Trans. Auth. Trans. Facilities Rev.:
(Svc. Contract Proj.):
Series 8:
5.25% 7/1/17	A3	3,350	3,376
5.375% 7/1/21 (FSA Insured)	Aaa	6,400	6,494
Series Q, 5.125% 7/1/13 (AMBAC Insured)	Aaa	15,305	15,756
Series R, 5.4% 7/1/10	A3	2,680	2,856
Series A, 5.75% 7/1/21 (MBIA Insured)	Aaa	13,430	14,097
Series B, 4.75% 7/1/26 (FGIC Insured)	Aaa	14,500	13,384
Series B2, 5% 7/1/17 (MBIA Insured)	Aaa	2,950	2,958
Series C:
4.75% 7/1/16 (FSA Insured)	Aaa	3,300	3,230
5.125% 7/1/14 (FSA Insured)	Aaa	1,625	1,670
Series K, 6.3% 7/1/06 (MBIA Insured)	Aaa	3,500	3,908
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
New York - continued
Nassau County Gen. Oblig. Series A:
6.5% 5/1/05 (FGIC Insured)	Aaa	$ 4,490	$ 4,937
6.5% 5/1/06 (FGIC Insured)	Aaa	4,000	4,465
New York City Gen. Oblig.:
Series A:
6% 8/1/18 (FSA Insured) (Escrowed to Maturity) (f)	Aaa	4,900	4,905
6.375% 8/1/05	A2	3,350	3,505
7% 8/1/04	A2	4,375	4,804
7.75% 8/15/07	A2	40	41
7.75% 8/15/07 (Pre-Refunded to 8/15/01 @ 101.5) (f)	Aaa	210	214
Series B:
5.5% 8/15/01	A2	310	311
5.5% 8/15/01 (Escrowed to Maturity) (f)	Aaa	90	90
5.7% 8/15/02 (Escrowed to Maturity) (f)	Aaa	195	201
Series C:
6.4% 8/1/03	A2	4,120	4,320
6.5% 8/1/07	A2	2,425	2,535
6.5% 8/1/07 (Pre-Refunded to 8/1/02 @ 101.5) (f)	A3	10	11
Series D:
6.5% 2/15/05	A2	500	546
6.6% 2/1/03	A2	975	1,024
6.6% 2/1/03 (Escrowed to Maturity) (f)	A3	25	26
8% 2/1/05	A2	2,550	2,905
Series H Sub Series H1, 5.5% 8/1/01 (Escrowed to Maturity) (f)	A3	100	100
Series J, 6% 2/15/04	A2	1,750	1,856
6.375% 8/1/05 (Pre-Refunded to 8/1/02 @ 101.5) (f)	A2	60	63
New York City Indl. Dev. Agcy. Indl. Dev. Rev. (Japan Airlines Co. Ltd. Proj.) Series 1991, 6% 11/1/15 (FSA Insured) (e)	Aaa	1,815	1,930
New York City Indl. Dev. Agcy. Spl. Facilities Rev. (Term. One Group Assoc. Proj.) 6% 1/1/08 (e)	A3	500	527
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 1996 B:
5.75% 6/15/26 (MBIA Insured)	Aaa	5,970	6,165
5.875% 6/15/26	Aa2	1,125	1,170
5.875% 6/15/26 (Pre-Refunded to 6/15/06 @ 101) (f)	Aa2	200	223
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
New York - continued
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.: - continued
Series 2000 B, 6% 6/15/33	Aa2	$ 11,250	$ 12,154
Series A, 5.75% 6/15/31 (FGIC Insured)	Aaa	2,625	2,750
Series B:
5.75% 6/15/26	Aa2	10,000	10,387
5.75% 6/15/26 (AMBAC Insured)	Aaa	10,000	10,375
5.75% 6/15/29	Aa2	56,120	58,159
5.75% 6/15/29 (MBIA Insured)	Aaa	15,950	16,548
New York City Transitional Fin. Auth. Rev.:
Series A:
5% 8/15/15	Aa2	3,375	3,393
6% 8/15/29	Aa2	10,930	11,756
Series B, 6% 11/15/29	Aa2	13,500	14,587
New York City Trust Cultural Resources Rev. (American Museum of Natural History Proj.) Series A, 5.65% 4/1/27 (MBIA Insured)	Aaa	6,500	6,647
New York State Dorm. Auth. Revs.:
(City Univ. Sys. Consolidation Proj.):
Series A, 5.75% 7/1/09	A3	4,370	4,792
Series D:
7% 7/1/09	A3	2,000	2,253
7% 7/1/09 (FGIC Insured)	Aaa	3,780	4,277
(City Univ. Sys. Proj.) Series C, 7.5% 7/1/10 (FGIC Insured)	Aaa	24,650	29,102
(State Univ. Edl. Facilities Proj.):
Series A, 5.875% 5/15/17 (FGIC Insured)	Aaa	6,865	7,653
5.75% 5/15/09	A3	2,465	2,664
5.95% 5/15/29 (FGIC Insured)	Aaa	13,250	14,210
(Suffolk County Judicial Facilities Proj.) Series A, 9.5% 4/15/14	Baa1	690	785
New York State Envir. Facilities Corp. Clean Wtr. & Drinking Wtr. Rev. (State Wtr. Revolving Funds Prog.) Series F:
4.875% 6/15/18	Aa1	7,280	7,119
4.875% 6/15/20	Aa1	13,900	13,440
5% 6/15/15	Aa1	7,000	7,087
New York State Envir. Facilities Corp. Poll. Cont. Rev. (State Wtr. Revolving Fund Prog.) Series D, 5.125% 6/15/19	Aaa	4,930	4,942
New York State Local Govt. Assistance Corp.:
Series A, 0% 4/1/08	A3	2,000	1,484
Series B, 0% 4/1/08	A3	5,000	3,710
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
New York - continued
New York State Local Govt. Assistance Corp.: - continued
Series C:
0% 4/1/13	A3	$ 5,000	$ 2,794
5.5% 4/1/17	A3	21,850	23,297
New York State Med. Care Facilities Fin. Agcy. Rev. (Mtg. Prog.) Series E, 6.2% 2/15/15	Aa2	1,500	1,574
New York State Thruway Auth. Gen. Rev. (Spl. Oblig. Cross Proj.) Series A, 0% 1/1/05	BBB	8,500	7,340
New York State Thruway Auth. Svc. Contract Rev. (Local Hwy. & Bridge Proj.) Series B, 5.375% 4/1/11 (MBIA Insured)	Aaa	10,000	10,643
New York State Urban Dev. Corp. Rev. (Correctional Cap. Facilities Proj.) Series A, 6.3% 1/1/03	A3	6,000	6,268
Niagara Falls Gen. Oblig. (Pub. Impt. Proj.) 7.5% 3/1/18 (MBIA Insured)	Aaa	500	647
Triborough Bridge & Tunnel Auth. Rev. (Convention Ctr. Proj.) Series E, 7.25% 1/1/10	A3	9,650	11,099
Triborough Bridge & Tunnel Auth. Revs.:
Series A:
4.75% 1/1/19	Aa3	3,155	3,014
5.125% 1/1/22	Aa3	5,550	5,512
5.25% 1/1/28	Aa3	13,315	13,331
Series B, 5.2% 1/1/27 (FGIC Insured)	Aaa	3,000	2,971
Series SR, 5.5% 1/1/12	Aa3	10,480	11,363
Series Y, 5.5% 1/1/17	Aa3	19,100	20,460
Triborough Bridge & Tunnel Auth. Spl. Oblig. Series A, 5.25% 1/1/11 (FGIC Insured)	Aaa	3,320	3,508
			633,947
North Carolina - 4.6%
Charlotte Wtr. & Swr. Sys. Rev. Series 2001, 5% 6/1/18	Aa1	3,440	3,428
Harnett County Ctfs. of Prtn.:
7.5% 12/1/03 (AMBAC Insured)	Aaa	2,640	2,898
7.5% 12/1/04 (AMBAC Insured)	Aaa	2,865	3,231
Mecklenburg County Gen. Oblig. 6% 4/1/12	Aaa	5,535	6,254
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series 1993 B, 7% 1/1/08 (MBIA Insured)	Aaa	6,900	7,916
Series A:
5.5% 1/1/05 (MBIA Insured)	Aaa	1,000	1,053
5.75% 1/1/26	Baa3	4,000	3,843
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
North Carolina - continued
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.: - continued
Series A:
6.25% 1/1/03	Baa3	$ 4,600	$ 4,741
7.875% 1/1/02	Baa3	4,000	4,088
Series B:
5.875% 1/1/21 (MBIA Insured)	Aaa	22,725	23,724
6% 1/1/05	Baa3	11,500	11,997
6% 1/1/14	Baa3	13,500	13,742
7% 1/1/08	Baa3	9,000	10,002
7.25% 1/1/07	Baa3	8,375	9,323
Series C:
5.125% 1/1/03	Baa3	7,720	7,834
5.25% 1/1/04	Baa3	1,000	1,020
5.5% 1/1/07	Baa3	5,950	6,127
7% 1/1/07	Baa3	15,715	17,306
Series D:
6.7% 1/1/19	Baa3	5,000	5,304
6.75% 1/1/26	Baa3	7,000	7,341
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 1992, 7.25% 1/1/07	Baa1	5,200	5,789
Series 1999 B, 6.375% 1/1/08	Baa1	7,000	7,539
Series A:
5.125% 1/1/15 (MBIA Insured)	Aaa	6,860	6,926
5.125% 1/1/17 (MBIA Insured)	Aaa	15,350	15,373
5.125% 1/1/17 (MBIA Insured)	Aaa	16,000	15,985
6.25% 1/1/17 (AMBAC Insured)	Aaa	2,050	2,132
North Carolina State Hwy. Series A, 4.75% 4/1/12	Aaa	8,000	8,138
			213,054
North Dakota - 0.8%
Mercer County Poll. Cont. Rev.:
(Antelope Valley Station/Basin Elec. Pwr. Coop. Proj.) 7.2% 6/30/13 (AMBAC Insured)	Aaa	26,000	31,393
(Montana-Dakota Utils. Co. Proj.) 6.65% 6/1/22 (FGIC Insured)	Aaa	3,750	3,903
			35,296
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Ohio - 2.1%
Cincinnati Gen. Oblig. (Police & Firemen's Disability Proj.) 6% 12/1/35	Aa1	$ 11,000	$ 11,812
Franklin County Hosp. Rev. 5.5% 5/1/28 (AMBAC Insured)	Aaa	4,265	4,290
Hilliard School District:
Series 2001 B, 5.5% 12/1/07	Aa2	2,635	2,856
5.75% 12/1/24 (FGIC Insured)	Aaa	4,725	4,972
Lakota Local School District 5.125% 12/1/26 (FGIC Insured)	Aaa	5,000	4,900
Montgomery County Rev. (Catholic Health Initiatives Proj.) Series A:
6% 12/1/19	Aa3	10,000	10,493
6% 12/1/26	Aa3	10,000	10,376
Ohio Bldg. Auth.:
(Adult Correctional Proj.):
Series 2001 A:
5.5% 10/1/08 (FSA Insured)	Aaa	4,000	4,337
5.5% 10/1/10 (FSA Insured)	Aaa	5,000	5,419
Series A, 5.95% 10/1/14 (MBIA Insured)	Aaa	4,000	4,196
(W. Green Bldg. Proj.) Series A, 4.75% 4/1/14	A2	15,000	14,713
Ohio Hsg. Fin. Agcy. Mtg. Rev. (Oakleaf-Toledo Apts. Proj.) 10.25% 12/20/25	AA-	1,520	1,644
Ohio Tpk. Commission Tpk. Rev. Series A:
5.6% 2/15/12 (MBIA Insured)	Aaa	1,250	1,325
5.7% 2/15/13 (MBIA Insured)	Aaa	2,750	2,919
Ohio Wtr. Dev. Auth. Poll. Cont. Facilites Rev.:
(Buckeye Pwr., Inc. Proj.) 7.8% 11/1/14 (AMBAC Insured)	Aaa	2,525	2,836
(Wtr. Cont. Ln. Fund Prog.) State Match Series, 6.5% 12/1/03 (MBIA Insured)	Aaa	2,925	3,145
Richland County Hosp. Facilities (MedCentral Health Sys. Proj.) Series B, 6.375% 11/15/30	A-	3,000	3,003
Univ. of Cincinnati Ctfs. of Prtn. 5.125% 6/1/28 (MBIA Insured)	Aaa	3,750	3,662
			96,898
Oklahoma - 1.0%
Oklahoma Dev. Fin. Auth. Rev. (Saint John Health Sys. Proj.) 6% 2/15/29	Aa3	15,000	15,850
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Oklahoma - continued
Oklahoma Industries Auth. Rev. (Health Sys. Oblig. Group Proj.) Series A, 5.75% 8/15/29 (MBIA Insured)	Aaa	$ 19,750	$ 20,211
Sapulpa Muni. Auth. Util. Rev. 5.75% 4/1/23 (FGIC Insured)	Aaa	8,600	8,884
			44,945
Oregon - 0.5%
Multonomah County School District #3 (Park Rose Proj.):
7% 12/1/03 (FGIC Insured)	Aaa	2,000	2,175
7% 12/1/04 (FGIC Insured)	Aaa	2,540	2,824
Oregon Health Hsg. Edl. & Cultural Facilities Auth. (Lewis & Clark College Proj.) Series A:
6% 10/1/13 (MBIA Insured)	Aaa	1,750	1,866
6.125% 10/1/24 (MBIA Insured)	Aaa	1,000	1,053
Port Morrow Poll. Cont. Rev. (Pacific Northwest Proj.) Series A:
8% 7/15/06	AA-	385	404
8% 7/15/07	AA-	430	451
8% 7/15/08	AA-	480	504
8% 7/15/09	AA-	540	566
8% 7/15/10	AA-	605	635
8% 7/15/11	AA-	385	403
Portland Swr. Sys. Rev. 5.75% 8/1/20 (FGIC Insured)	Aaa	12,890	13,591
			24,472
Pennsylvania - 2.9%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.) Series A1, 5.75% 1/1/07 (MBIA Insured) (e)	Aaa	6,500	6,981
Allegheny County Hosp. Dev. Auth. (Univ. of Pittsburgh Med. Ctr. Proj.) Series B, 5.125% 7/1/22 (MBIA Insured)	Aaa	9,640	9,416
Cambria County Hosp. Dev. Auth. Hosp. Impt. (Conemaugh Valley Hosp. Proj.) Series B, 6.375% 7/1/18 (AMBAC Insured) (Pre-Refunded to 7/1/02 @ 102) (f)	A2	1,500	1,582
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. (Jefferson Health Sys. Proj.) Series B, 5.25% 5/15/22 (AMBAC Insured)	Aaa	4,400	4,361
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Pennsylvania - continued
Cumberland County Muni. Auth. Rev. (Carlisle Hosp. & Health Proj.) 6.8% 11/15/23 (Pre-Refunded to 11/15/04 @ 102) (f)	Baa3	$ 8,400	$ 9,415
Delaware County Auth. Hosp. Rev. (Crozer- Chester Med. Ctr. Proj.) 6% 12/15/20	Baa2	3,500	3,210
Delaware County Auth. Rev. (First Mtg. Riddle Village Proj.):
Series 1992 8.75% 6/1/10 (Pre-Refunded to 6/1/02 @ 102) (f)	Aaa	1,760	1,889
8.25% 6/1/22 (Escrowed to Maturity) (f)	Aaa	4,420	5,055
Northumberland County Auth. Commonwealth Lease Rev. (State Correctional Facilities Proj.) 0% 10/15/13 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	11,830	6,498
Pennsylvania Convention Ctr. Auth. Rev. Series A:
6.6% 9/1/09 (MBIA Insured)	Aaa	3,000	3,288
6.7% 9/1/14 (MBIA Insured)	Aaa	1,500	1,647
6.7% 9/1/16 (Escrowed to Maturity) (f)	Aaa	2,000	2,355
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Amtrak Proj.) Series 2001 A, 6.375% 11/1/41 (e)	A3	8,700	8,737
Pennsylvania Higher Ed. Assistance Agcy. 5.875% 12/15/30 (MBIA Insured)	Aaa	5,500	5,809
Pennsylvania Higher Edl. Facilities Auth. Rev. (UPMC Health Sys. Proj.):
Series 2001 A, 6% 1/15/31	A+	7,600	7,693
Series A, 5% 8/1/29 (FSA Insured)	Aaa	3,500	3,290
Pennsylvania Hsg. Fin. Agcy.:
(Multi-family Mtg. Prog.) 8.1% 7/1/13	Aa	2,000	2,081
(Single Family Mtg. Prog.) Series 54A, 5.375% 10/1/28 (e)	Aa2	1,465	1,469
Philadelphia Arpt. Rev. Series 1998, 5.375% 6/15/10 (FGIC Insured) (e)	Aaa	4,425	4,675
Philadelphia Hosps. & Higher Ed. Facilities Auth. Hosp. Rev. (Pennsylvania Hosp. Proj.):
5.7% 7/1/01 (Escrowed to Maturity) (f)	Baa3	4,405	4,405
5.95% 7/1/03 (Escrowed to Maturity) (f)	Baa3	4,000	4,210
Philadelphia Muni. Auth. Rev. Series D:
6% 7/15/03	Baa1	190	193
6.125% 7/15/08	Baa1	4,000	4,073
Philadelphia School District Series C, 5.75% 3/1/29 (MBIA Insured)	Aaa	6,500	6,789
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Pennsylvania - continued
Philadelphia Wtr. & Wastewtr. Rev.:
Series 14, 0% 10/1/05 (MBIA Insured)	Aaa	$ 3,000	$ 2,534
5% 6/15/12 (FGIC Insured)	Aaa	3,000	3,022
6.75% 8/1/04 (MBIA Insured)	Aaa	3,000	3,285
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series A:
0% 9/1/06 (FGIC Insured) (Escrowed to Maturity) (f)	Aaa	3,000	2,437
4.75% 9/1/16 (FGIC Insured)	Aaa	15,335	14,848
			135,247
Rhode Island - 0.1%
Rhode Island Depositor Econ. Protection Corp. Spl. Oblig. Series A, 5.75% 8/1/12 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	2,145	2,365
Rhode Island Health & Edl. Bldg. Corp. Rev. (Higher Ed./Johnson & Wales Proj.) 5% 4/1/29 (MBIA Insured)	Aaa	2,790	2,642
			5,007
South Carolina - 1.1%
Charleston County Gen. Oblig. 6% 6/1/13 (Pre-Refunded to 6/1/06 @ 100) (f)	Aa1	2,500	2,751
Piedmont Muni. Pwr. Agcy. Elec. Rev.:
Series B, 5.25% 1/1/11 (MBIA Insured)	Aaa	8,625	9,049
5.5% 1/1/10 (MBIA Insured)	Aaa	1,455	1,562
5.6% 1/1/09 (MBIA Insured)	Aaa	2,945	3,173
Richland County Hosp. Facilities Rev. (Cmnty. Provider Pooled Ln. Prog.) Series A, 7.125% 7/1/17 (FSA Insured) (Escrowed to Maturity) (f)	Aaa	1,500	1,814
South Carolina Ed. Assistance Auth. Rev. (Insured Student Ln. Prog.):
6.4% 9/1/02 (e)	-	1,500	1,542
6.625% 9/1/06 (e)	AA	10,775	11,244
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A, 7.375% 12/15/21	Baa2	4,000	4,164
South Carolina Ports Auth. Ports Rev. 5.5% 7/1/08 (FSA Insured) (e)	Aaa	3,515	3,745
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
South Carolina - continued
South Carolina Pub. Svc. Auth. Rev. Series A:
5.75% 1/1/10 (MBIA Insured)	Aaa	$ 4,705	$ 5,067
6.375% 7/1/21 (AMBAC Insured)	Aaa	3,750	3,881
6.5% 1/1/08 (MBIA Insured)	Aaa	3,530	3,909
			51,901
South Dakota - 0.0%
South Dakota Lease Rev. Series A, 6.625% 9/1/12 (FSA Insured)	Aaa	1,000	1,170
Tennessee - 0.7%
Knox County Health Edl. & Hsg. Facilities Board Hosp. Facilities Rev. (Fort Sanders Alliance Proj.) Series C:
5.75% 1/1/14 (MBIA Insured)	Aaa	2,000	2,169
7.25% 1/1/10 (MBIA Insured)	Aaa	2,660	3,156
Memphis Gen. Oblig. 5.25% 7/1/16	Aa2	8,730	8,853
Memphis-Shelby County Arpt. Auth. Arpt. Rev.:
Series A:
6% 2/15/05 (MBIA Insured) (e)	Aaa	1,000	1,071
6.25% 2/15/09 (MBIA Insured) (e)	Aaa	1,500	1,667
6.25% 2/15/10 (MBIA Insured) (e)	Aaa	1,000	1,116
6.25% 2/15/11 (MBIA Insured) (e)	Aaa	1,415	1,593
Series B, 6.5% 2/15/09 (MBIA Insured) (e)	Aaa	500	564
Metro. Govt. Nashville & Davidson County Sports Auth. Rev. (Stadium Proj.) 5.875% 7/1/21 (AMBAC Insured)	Aaa	6,455	6,718
Metro. Govt. Nashville & Davidson County Wtr. & Swr. Sys. Rev. 7.7% 1/1/12 (FGIC Insured)	Aaa	5,600	6,942
			33,849
Texas - 8.7%
Allen Independent School District:
0% 2/15/04	Aaa	2,120	1,924
0% 2/15/05	Aaa	2,120	1,838
Arlington Gen. Oblig.:
Series 2001 A, 5.5% 8/15/12 (FSA Insured)	Aaa	4,035	4,317
Series A, 5.5% 8/15/11 (FSA Insured)	Aaa	2,535	2,729
Austin Util. Sys. Rev.:
Series A, 0% 11/15/08 (MBIA Insured)	Aaa	3,895	2,812
0% 11/15/09 (AMBAC Insured)	Aaa	4,000	2,723
0% 5/15/10 (MBIA Insured)	Aaa	7,970	5,252
0% 11/15/10 (AMBAC Insured)	Aaa	4,900	3,154
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Birdville Independent School District:
0% 2/15/11	Aaa	$ 8,665	$ 5,466
0% 2/15/13	Aaa	11,000	6,144
Brazos River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) 5.05%, tender 6/19/06 (d)(e)	Baa1	5,000	5,009
Cedar Hill Independent School District 0% 8/15/09	Aaa	1,575	1,080
Conroe Independent School District:
Lot B:
0% 2/15/07	Aaa	2,360	1,855
0% 2/15/08	Aaa	3,000	2,239
Series B:
0% 2/15/09	Aaa	1,100	775
0% 2/15/10	Aaa	2,805	1,870
0% 2/15/11	Aaa	1,500	946
Corpus Christi Independent School District 0% 8/15/01	Aaa	1,535	1,530
Cypress-Fairbanks Independent School District:
(School House Proj.) 5.25% 2/15/22	Aaa	3,500	3,474
Series A, 0% 2/15/12	Aaa	18,250	10,828
0% 2/1/04	Aaa	4,250	3,863
Dallas Fort Worth Reg'l. Arpt. Rev.:
(Joint Dallas/Fort Worth Int'l. Arpt. Proj.) 6.5% 11/1/05 (FGIC Insured)	Aaa	2,295	2,537
Series A, 7.375% 11/1/12 (FGIC Insured)	Aaa	1,000	1,102
Dallas Gen. Oblig.:
0% 2/15/03	Aaa	5,115	4,839
4.5% 2/15/14	Aaa	4,900	4,711
Dallas Hsg. Corp. Cap. Prog. Rev. (Section 8 Assorted Projs.):
7.7% 8/1/05	Baa2	1,100	1,112
7.85% 8/1/13	Baa2	1,000	1,011
Dallas Independent School District 0% 8/15/07	Aaa	10,925	8,405
El Paso Arpt. Rev. (El Paso Int'l. Arpt. Proj.) 5.125% 8/15/04 (FGIC Insured) (e)	Aaa	1,000	1,029
El Paso Independent School District 5% 2/15/12	Aaa	3,000	3,063
El Paso Property Fin. Auth. Single Family Mtg. Rev. Series A, 8.7% 12/1/18 (e)	Aaa	755	789
El Paso Wtr. & Swr. Rev.:
0% 3/1/05 (MBIA Insured)	Aaa	2,650	2,294
0% 3/1/06 (MBIA Insured)	Aaa	3,700	3,056
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Garland Independent School District Series A, 4% 2/15/17	Aaa	$ 5,000	$ 4,338
Grapevine-Colleyville Independent School District 0% 8/15/06	Aaa	2,580	2,091
Harlandale Independent School District:
5.7% 8/15/30	Aaa	8,290	8,571
6% 8/15/16	Aaa	2,445	2,645
Harris County Gen. Oblig.:
(Toll Road Proj.):
0% 8/1/06	Aa1	4,245	3,446
0% 8/1/08	Aa1	8,005	5,854
0% 10/1/13 (MBIA Insured)	Aaa	5,550	3,004
0% 10/1/14 (MBIA Insured)	Aaa	11,000	5,583
Harris County Hosp. District Mtg. Rev.:
7.4% 2/15/10 (AMBAC Insured)	Aaa	1,740	2,025
7.4% 2/15/10 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	1,260	1,434
Houston Independent School District Series A, 0% 8/15/11	Aaa	6,400	3,942
Houston Wtr. & Swr. Sys. Rev. Series C:
0% 12/1/06 (AMBAC Insured)	Aaa	6,735	5,394
0% 12/1/09 (AMBAC Insured)	Aaa	3,000	2,038
Hurst Euless Bedford Independent School District:
0% 8/15/11	Aaa	3,620	2,230
0% 8/15/12	Aaa	5,105	2,956
0% 8/15/13	Aaa	3,610	1,966
Katy Independent School District:
Series A:
0% 2/15/07	Aaa	2,450	1,926
5% 2/15/10	Aaa	2,000	2,064
0% 8/15/11	Aaa	4,170	2,569
Keller Independent School District Series A, 5.125% 8/15/25	Aaa	3,000	2,901
Leander Independent School District 7.5% 8/15/08	Aaa	300	360
Lower Colorado River Auth. Rev.:
0% 1/1/09 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	3,000	2,147
5.25% 1/1/15 (Escrowed to Maturity) (f)	Aaa	6,000	6,295
Mesquite Independent School District 5.375% 8/15/11	Aaa	1,385	1,455
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
Midlothian Independent School District:
0% 2/15/07	Aaa	$ 1,935	$ 1,521
0% 2/15/09	Aaa	1,970	1,388
0% 2/15/10	Aaa	1,525	1,017
Northside Independent School District 5.5% 2/15/12	Aaa	3,715	3,956
Richardson Independent School District:
5% 2/15/04	Aaa	5,000	5,180
5% 2/15/05	Aaa	3,000	3,126
Rockwall Independent School District:
5.625% 2/15/12	Aaa	4,090	4,394
5.625% 2/15/13	Aaa	1,190	1,269
5.625% 2/15/14	Aaa	1,160	1,228
Round Rock Independent School District:
Series 2001 A:
5.5% 8/1/12	Aaa	2,685	2,866
5.5% 8/1/16	Aaa	2,305	2,387
Series A, 7.5% 8/1/03	Aaa	1,300	1,409
0% 2/15/08	Aaa	9,800	7,314
0% 8/15/09 (MBIA Insured)	Aaa	7,430	5,116
0% 8/15/10 (MBIA Insured)	Aaa	10,800	7,047
0% 8/15/11 (MBIA Insured)	Aaa	4,300	2,649
4.5% 8/1/17	Aaa	5,575	5,175
San Antonio Elec. & Gas Rev.:
Series 1991 B, 0% 2/1/05 (FGIC Insured) (Escrowed to Maturity) (f)	Aaa	12,285	10,717
Series A, 0% 2/1/05 (AMBAC Insured)	Aaa	5,850	5,080
Series B:
0% 2/1/06 (FGIC Insured) (Escrowed to Maturity) (f)	Aaa	1,295	1,077
0% 2/1/07 (FGIC Insured) (Escrowed to Maturity) (f)	Aaa	10,000	7,911
0% 2/1/08 (FGIC Insured) (Escrowed to Maturity) (f)	Aaa	6,340	4,763
0% 2/1/09 (FGIC Insured) (Escrowed to Maturity) (f)	Aaa	7,000	4,990
0% 2/1/10 (FGIC Insured) (Escrowed to Maturity) (f)	Aaa	14,000	9,376
San Antonio Gen. Oblig. Series C, 0% 8/1/06 (MBIA Insured)	Aaa	1,920	1,559
San Antonio Wtr. Sys. Rev.:
6.5% 5/15/10 (MBIA Insured)	Aaa	1,595	1,664
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
San Antonio Wtr. Sys. Rev.: - continued
6.5% 5/15/10 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	$ 440	$ 510
6.5% 5/15/10 (MBIA Insured) (Pre-Refunded to 5/15/02 @ 102) (f)	Aaa	500	526
6.5% 5/15/10 (MBIA Insured) (Pre-Refunded to 5/15/04 @ 100) (f)	Aaa	95	103
Southlake Gen. Oblig. Series 2000 D, 5.75% 2/15/21 (AMBAC Insured)	Aaa	2,345	2,430
Spring Branch Independent School District Series 2001:
5% 2/1/09 (c)	Aaa	4,245	4,424
5.375% 2/1/12 (c)	Aaa	2,000	2,108
5.375% 2/1/13 (c)	Aaa	4,480	4,681
Spring Independent School District 4.875% 8/15/10	Aaa	3,500	3,590
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	Baa1	5,750	5,166
Texarkana Health Facilities Dev. Corp. Hosp. Rev. (Wadley Reg'l. Med. Ctr. Proj.) 7% 10/1/05 (MBIA Insured)	Aaa	300	309
Texas A&M Univ. Rev. (Fing. Sys. Proj.) 5.5% 5/15/02	Aa1	1,610	1,648
Texas Gen. Oblig.:
(College Student Ln. Prog.) 5.8% 8/1/05 (e)	Aa1	5,350	5,465
(Pub. Fin. Auth. Proj.) Series A, 5% 10/1/14	Aa1	5,000	5,016
(Texas Pub. Fing. Auth. Proj.) 5.25% 10/1/11	Aa1	7,150	7,432
5.375% 8/1/10 (e)	Aa1	6,205	6,471
5.75% 8/1/26	Aa1	5,000	5,191
Texas Muni. Pwr. Agcy. Rev.:
0% 9/1/04 (AMBAC Insured)	Aaa	5,900	5,247
0% 9/1/05 (AMBAC Insured)	Aaa	13,000	11,025
Texas Pub. Fin. Auth. Bldg. Rev.:
Series 1990, 0% 2/1/12 (MBIA Insured)	Aaa	4,400	2,616
0% 2/1/09 (MBIA Insured)	Aaa	2,000	1,412
Texas Tpk. Auth. Dallas North Tollway Rev. (President George Bush Tpk. Proj.) 0% 1/1/10 (AMBAC Insured)	Aaa	3,000	2,012
Travis County Health Facilities Dev. Corp. Rev.:
(Ascension Health Cr. Prog.) Series A:
6.25% 11/15/18 (MBIA Insured)	Aaa	15,550	16,737
6.25% 11/15/19 (MBIA Insured)	Aaa	5,565	5,982
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
United Independent School District 5.25% 8/15/22	Aaa	$ 4,340	$ 4,307
Univ. of Texas Permanent Univ. Fund:
5% 7/1/10	Aaa	2,000	2,070
5.25% 7/1/11	Aaa	7,080	7,386
Univ. of Texas Univ. Revs. (Fing. Sys. Proj.) Series A:
6% 8/15/04	Aaa	1,170	1,254
6% 8/15/05	Aaa	1,000	1,086
Weatherford Independent School District:
Series 2000, 0% 2/15/25 (Pre-Refunded to 2/15/10 @ 36.782) (f)	Aaa	6,155	1,528
0% 2/15/22 (Pre-Refunded to 2/15/10 @ 45.084) (f)	Aaa	2,980	907
0% 2/15/26 (Pre-Refunded to 2/15/10 @ 34.41) (f)	Aaa	2,985	693
			404,521
Utah - 3.0%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series A:
6% 7/1/16 (AMBAC Insured)	Aaa	5,640	6,054
6% 7/1/16 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	9,705	10,604
6.5% 7/1/10 (AMBAC Insured)	Aaa	600	690
6.5% 7/1/10 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	1,035	1,202
Series B:
5.75% 7/1/16 (MBIA Insured)	Aaa	30,260	31,824
6% 7/1/16 (MBIA Insured)	Aaa	29,500	31,428
Series D, 5% 7/1/21 (MBIA Insured)	Aaa	12,100	11,742
Series G, 10.125% 7/1/12 (Pre-Refunded to 1/1/03 @ 101) (f)	Aaa	1,660	1,830
Jordan County School District 7.625% 6/15/05	Aa2	2,000	2,282
North Salt Lake Muni. Blg Auth. Lease Rev. 8.625% 12/1/17 (Pre-Refunded to 12/1/02 @ 103) (f)	Aaa	5,925	6,559
Salt Lake City Hosp. Rev. (Intermountain Health Care Hosp., Inc. Proj.) Series A, 8.125% 5/15/15 (Escrowed to Maturity) (f)	AAA	2,975	3,806
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Utah - continued
Salt Lake County Hosp. Rev.:
(IHC Health Svcs., Inc. Proj.):
5.125% 2/25/33 (AMBAC Insured)	Aaa	$ 4,000	$ 3,846
5.5% 5/15/09 (AMBAC Insured)	Aaa	2,400	2,564
5.5% 5/15/11 (AMBAC Insured)	Aaa	9,100	9,687
5.5% 5/15/10 (AMBAC Insured)	Aaa	5,400	5,760
South Salt Lake City Indl. Rev. (Price Savers Wholesale Club Proj.) 9% 11/15/13	-	3,650	3,792
Utah Board of Regents Student Ln. Rev. Series H, 4.65% 5/1/06 (e)	Aaa	5,000	5,019
Utah Hsg. Fin. Agcy. (Single Family Mtg. Prog.) Series G, 9.25% 7/1/19 (e)	AAA	10	10
			138,699
Vermont - 0.2%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Middlebury College Proj.) 5% 11/1/38	Aa3	3,750	3,488
Vermont Indl. Dev. Auth. Indl. Dev. Rev. (Radisson Hotel Proj.) Series B1, 7.75% 11/15/15	-	4,350	4,503
			7,991
Virginia - 0.7%
Hampton Museum Rev.:
5.25% 1/1/09	A	3,825	3,932
5.25% 1/1/14	A	4,500	4,534
Henrico County Indl. Dev. Auth. Pub. Facilities Lease Rev. (Henrico County Reg'l. Jail Proj.):
7.5% 8/1/04 (Escrowed to Maturity) (f)	Aa2	2,455	2,743
7.5% 8/1/05 (Escrowed to Maturity) (f)	Aa2	2,590	2,966
Loudoun County Indl. Dev. Auth. Residential Care Facilities Rev. (Falcons Landing Proj.) Series A, 9.25% 11/1/04 (Escrowed to Maturity) (f)	-	865	967
Peninsula Ports Auth. Hosp. Facilities Rev. (Whittaker Memorial Hosp. Proj.) 8.7% 8/1/23	Aa	1,500	1,857
Virginia Beach Dev. Auth. Hosp. Facilities Rev. (Virginia Beach Gen. Hosp. Proj.):
6% 2/15/12 (AMBAC Insured)	Aaa	2,150	2,396
6% 2/15/13 (AMBAC Insured)	Aaa	1,460	1,629
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Virginia - continued
Virginia Commonwealth Trans. Board Trust Rev. (U.S. Route 58 Corridor Dev. Prog.) Series B, 5.75% 5/15/21	Aa1	$ 10,000	$ 10,551
Virginia Hsg. Dev. Auth. Multi-family Hsg. Rev. Series I, 5.95% 5/1/09 (e)	Aa1	1,890	2,001
			33,576
Washington - 5.9%
Benton County Pub. Util. District #1 Elec. Rev. 6% 11/1/04 (AMBAC Insured)	Aaa	1,740	1,872
Clark County School District #117 Camas:
5.25% 12/1/11 (FSA Insured)	Aaa	3,245	3,424
5.375% 12/1/12 (FSA Insured)	Aaa	3,415	3,598
Cowlitz County Pub. Util. District #1:
5.25% 9/1/08 (AMBAC Insured)	AAA	2,420	2,566
5.25% 9/1/09 (AMBAC Insured)	AAA	1,565	1,657
Douglas County Pub. Util. District #1 Wells Hydroelectric Rev. Series A, 8.75% 9/1/18	Aa3	2,790	3,412
Energy Northwest Elec. Rev. (#1 Proj.) Series 2001 A, 5.5% 7/1/12 (FSA Insured)	Aaa	15,000	16,095
Pierce County School District #403 Bethel Series 2001, 5.625% 12/1/14 (MBIA Insured)	Aaa	2,500	2,648
Port of Seattle Gen. Oblig. 5.8% 5/1/09 (e)	Aa1	4,000	4,219
Port of Seattle Passenger Facilities Charge Rev. Series B, 5% 12/1/06 (AMBAC Insured) (e)	Aaa	7,930	8,267
Port of Seattle Rev. Series B:
5.5% 9/1/09 (FGIC Insured) (e)	Aaa	4,010	4,220
5.6% 9/1/10 (FGIC Insured) (e)	Aaa	4,230	4,458
Seattle Muni. Lt. & Pwr. Rev. 5.5% 3/1/09 (FSA Insured)	Aaa	15,000	16,033
Seattle Wtr. Sys. Rev. Series B, 5.75% 7/1/23 (FGIC Insured)	Aaa	3,175	3,300
Washington Ctfs. of Prtn. (Convention & Trade Ctr. Proj.) 5% 7/1/10 (MBIA Insured)	Aaa	3,495	3,635
Washington Gen. Oblig.:
Series 2000 A, 5.625% 7/1/24	Aa1	5,185	5,314
Series A, 6.5% 7/1/03	Aa1	1,000	1,062
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series A, 5.5% 10/1/12 (MBIA Insured)	Aaa	5,455	5,763
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Washington - continued
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #1 Rev.:
(Bonneville Pwr. Administration Proj.) Series B, 7% 7/1/08	Aa1	$ 1,000	$ 1,161
Series A, 7% 7/1/08	Aa1	500	580
Series B, 5.125% 7/1/13	Aa1	10,000	10,155
5.75% 7/1/10 (MBIA Insured)	Aaa	5,000	5,378
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
(Bonneville Pwr. Administration Proj.) Series B, 5.625% 7/1/12 (MBIA Insured) (Pre-Refunded to 7/1/03 @ 102) (f)	Aaa	6,500	6,930
Series A:
0% 7/1/11 (MBIA Insured)	Aaa	1,350	829
5.125% 7/1/11 (FSA Insured)	Aaa	10,420	10,826
5.9% 7/1/04	Aa1	2,850	3,034
6% 7/1/05 (AMBAC Insured)	Aaa	2,165	2,337
6% 7/1/07	Aa1	2,500	2,741
6% 7/1/07 (MBIA Insured)	Aaa	8,500	9,320
Series B, 5.5% 7/1/03	Aa1	3,000	3,125
Series C:
0% 7/1/05	Aa1	16,080	13,650
0% 7/1/05 (MBIA Insured)	Aaa	11,000	9,356
5.4% 7/1/12	Aa1	56,550	59,040
5.55% 7/1/10 (FGIC Insured)	Aaa	31,000	31,882
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev.:
Series A, 0% 7/1/12 (MBIA Insured)	Aaa	4,000	2,307
Series B:
0% 7/1/06 (MBIA Insured)	Aaa	5,000	4,051
7.375% 7/1/04	Aa1	490	500
0% 7/1/08 (MBIA Insured)	Aaa	3,000	2,185
0% 7/1/10 (MBIA Insured)	Aaa	2,800	1,820
			272,750
West Virginia - 0.7%
Marshall County Poll. Cont. Rev. (Ohio Pwr. Co./Kammer Plant Proj.) Series B, 5.45% 7/1/14 (MBIA Insured)	Aaa	22,650	23,311
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
West Virginia - continued
West Virginia Gen. Oblig. 5.5% 6/1/10 (FSA Insured)	Aaa	$ 5,000	$ 5,389
West Virginia Wtr. Dev. Auth. Infrastructure Rev. Series A, 5.625% 10/1/26 (FSA Insured)	Aaa	5,000	5,133
			33,833
Wisconsin - 0.2%
Fond Du Lac School District 5.75% 4/1/16 (FGIC Insured)	-	3,100	3,272
Menomonee Falls Wtr. Sys. Mtg. Rev. 5.875% 12/1/16 (FSA Insured)	Aaa	3,375	3,527
Wisconsin Hsg. & Econ. Dev. Auth. Rev. Series F, 5.2% 9/1/26 (e)	Aa2	1,415	1,416
			8,215
Wyoming - 0.2%
Gillette Spl. Purp. Wtr. & Swr. Utils. Sys. Rev. 7.7% 12/1/10 (Escrowed to Maturity) (f)	Aaa	5,465	6,684
Wyoming Farm Ln. Board Cap. Facs. Rev. 0% 10/1/05 (Escrowed to Maturity) (f)	AA-	3,995	3,390
			10,074
TOTAL MUNICIPAL BONDS (Cost $4,382,507)			4,606,034
Municipal Notes - 0.9%

Arizona - 0.2%
Maricopa County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.) Series 2001, 4.95% tender 7/12/01, CP mode (e)	5,000	5,000
Mohave County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.) Series 1993 E, 4.95% tender 7/12/01, CP mode (e)	2,300	2,300
Santa Cruz County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.) Series 1988, 4.75% tender 7/20/01, CP mode (e)	2,180	2,180
		9,480
Hawaii - 0.2%
Hawaii Dept. of Budget & Fin. Spl. Purp. Mtg. Rev. (Citizens Communications Co. Proj.) Series 1988 A, 4.75% tender 7/27/01, CP mode (e)	7,000	7,000
Municipal Notes - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Illinois - 0.1%
Illinois Dev. Fin. Auth. Envir. Facilities Rev. (Citizens Communications Co. Proj.) Series 1997, 4.95% tender 7/12/01, CP mode (e)	$ 4,700	$ 4,700
Kentucky - 0.2%
Trimble County Poll. Cont. Rev. (Louisville Gas & Elec. Co. Proj.) Series 1996 A, 5% tender 7/12/01, CP mode	10,000	10,005
Pennsylvania - 0.2%
Berks County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.) Series 1996, 4.95% tender 7/12/01, CP mode (e)	5,400	5,400
Northampton County Indl. Dev. Auth. Rev. (Citizens Communications Co. Proj.) Series 1991, 4.95% tender 7/12/01, CP mode (e)	6,200	6,200
		11,600
TOTAL MUNICIPAL NOTES (Cost $42,780)		42,785
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $4,425,287)		4,648,819
NET OTHER ASSETS - (0.2)%		(8,752)
NET ASSETS - 100%		$ 4,640,067
Security Type Abbreviation
CP - COMMERCIAL PAPER
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(c) Security purchased on a delayed delivery or when-issued basis.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	88.0%	AAA, AA, A	88.8%
Baa	6.1%	BBB	5.6%
Ba	0.1%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 1%.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	28.2%
Electric Utilities	16.7
Transportation	12.2
Health Care	11.5
Water & Sewer	9.4
Escrowed/Pre-Refunded	6.7
Special Tax	6.3
Education	5.3
Others* (individually less than 5%)	3.7
100.0%
* Includes net other assets.
Purchases and sales of securities, other than short-term securities, aggregated $1,445,683,000 and $1,228,245,000, respectively.
Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $4,421,376,000. Net unrealized appreciation aggregated $227,443,000, of which $233,191,000 related to appreciated investment securities and $5,748,000 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $27,140,000 of which $9,591,000, $7,601,000 and $9,948,000 will expire on December 31, 2001, 2002 and 2004, respectively. All of the loss carryforwards were acquired in fund mergers and are available to offset future capital gains of the fund to the extent provided by regulations.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $4,425,287) - See accompanying schedule		$ 4,648,819
Cash		14
Receivable for investments sold		37,188
Receivable for fund shares sold		4,567
Interest receivable		68,651
Other receivables		212
Total assets		4,759,451
Liabilities
Payable for investments purchased Regular delivery	$ 31,390
Delayed delivery	78,161
Payable for fund shares redeemed	2,413
Distributions payable	5,541
Accrued management fee	1,441
Other payables and accrued expenses	438
Total liabilities		119,384
Net Assets		$ 4,640,067
Net Assets consist of:
Paid in capital		$ 4,434,610
Undistributed net investment income		774
Accumulated undistributed net realized gain (loss) on investments		(18,849)
Net unrealized appreciation (depreciation) on investments		223,532
Net Assets, for 363,687 shares outstanding		$ 4,640,067
Net Asset Value, offering price and redemption price per share ($4,640,067 ÷ 363,687 shares)		$12.76

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended June 30, 2001 (Unaudited)
Investment Income Interest		$ 121,097
Expenses
Management fee	$ 8,611
Transfer agent fees	1,700
Accounting fees and expenses	334
Non-interested trustees' compensation	10
Custodian fees and expenses	37
Registration fees	91
Audit	24
Legal	11
Total expenses before reductions	10,818
Expense reductions	(1,326)	9,492
Net investment income		111,605
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		18,589
Change in net unrealized appreciation (depreciation) on investment securities		2,409
Net gain (loss)		20,998
Net increase (decrease) in net assets resulting from operations		$ 132,603

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended June 30, 2001 (Unaudited)	One month ended December 31, 2000	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 111,605	$ 18,613	$ 214,026
Net realized gain (loss)	18,589	587	4,420
Change in net unrealized appreciation (depreciation)	2,409	104,286	107,794
Net increase (decrease) in net assets resulting from operations	132,603	123,486	326,240
Distributions to shareholders From net investment income	(110,762)	(18,541)	(213,926)
From net realized gain	-	(1,053)	(2,068)
Total distributions	(110,762)	(19,594)	(215,994)
Share transactions Net proceeds from sales of shares	487,671	86,173	714,961
Reinvestment of distributions	76,607	13,515	147,836
Cost of shares redeemed	(410,095)	(52,354)	(885,681)
Net increase (decrease) in net assets resulting from share transactions	154,183	47,334	(22,884)
Redemption fees	13	-	-
Total increase (decrease) in net assets	176,037	151,226	87,362
Net Assets
Beginning of period	4,464,030	4,312,804	4,225,442
End of period (including under (over) distribution of net investment income of $774, $(69) and $617, respectively)	$ 4,640,067	$ 4,464,030	$ 4,312,804
Other Information Shares
Sold	38,188	6,868	59,087
Issued in reinvestment of distributions	6,015	1,064	12,201
Redeemed	(32,130)	(4,154)	(73,506)
Net increase (decrease)	12,073	3,778	(2,218)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000 G	2000 H	1999 H	1998 H	1997 H	1996 H
Net asset value, beginning of period	$ 12.700	$ 12.400	$ 12.070	$ 12.850	$ 12.610	$ 12.430	$ 12.300
Income from Investment Operations Net investment income	.312 D, I	.053 D	.626 D	.595	.607	.607	.648 F
Net realized and unrealized gain (loss)	.057 I	.303	.337	(.773)	.320	.235	.109
Total from investment operations	.369	.356	.963	(.178)	.927	.842	.757
Less Distributions
From net investment income	(.309)	(.053)	(.627)	(.595)	(.607)	(.632) F	(.623)
From net realized gain	-	(.003)	(.006)	(.007)	(.080)	(.030)	(.004)
Total distributions	(.309)	(.056)	(.633)	(.602)	(.687)	(.662)	(.627)
Redemption fees added to paid in capital	.000	-	-	-	-	-	-
Net asset value, end of period	$ 12.760	$ 12.700	$ 12.400	$ 12.070	$ 12.850	$ 12.610	$ 12.430
Total Return B, C	2.94%	2.87%	8.24%	(1.44)%	7.54%	7.02%	6.39%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 4,640	$ 4,464	$ 4,313	$ 4,225	$ 4,634	$ 2,320	$ 1,837
Ratio of expenses to average net assets	.48% A	.47% A	.48%	.49%	.53%	.55%	.56%
Ratio of expenses to average net assets after all expense reductions	.42% A, E	.42% A, E	.48%	.49%	.53%	.55%	.56%
Ratio of net investment income to average net assets	4.93% A, I	4.98% A	5.17%	4.77%	4.75%	4.92%	5.32%
Portfolio turnover rate	56% A	4% A	26%	28%	25%	31%	53%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F Net Investment income per share in 1996 reflects a payment from an issuer in bankruptcy which was distributed in 1997.

G For the one month ended December 31, 2000

H For the year ended November 30

I Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.002 and decrease net realized and unrealized gain (loss) per share by $.002. Without this change the Ratio of net investment income to average net assets would have been 4.89%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Spartan Municipal Income Fund (the fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. The fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern Time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and futures transactions.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares purchased after April 16, 2001 and held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $3,448,000 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $746,000; decrease net unrealized appreciation/depreciation by $698,000, and decrease net realized gain (loss) by $48,000. The Statement of Changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .38% of average net assets.

Sub-Adviser Fee. As the fund's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annualized rate of .08% of average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $37,000 and $1,289,000 respectively.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Dwight D. Churchill, Vice President

Stanley N. Griffith, Assistant Vice President

David L. Murphy, Vice President

George A. Fischer, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agent

Citibank N.A.

New York NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank N.A.

New York NY

Fidelity's Municipal Bond Funds

Spartan® Arizona Municipal Income

Spartan California Municipal Income

Spartan Connecticut Municipal Income

Spartan Florida Municipal Income

Spartan Intermediate Municipal Income

Spartan Maryland Municipal Income

Spartan Massachusetts Municipal Income

Spartan Michigan Municipal Income

Spartan Minnesota Municipal Income

Spartan Municipal Income

Spartan New Jersey Municipal Income

Spartan New York Municipal Income

Spartan Ohio Municipal Income

Spartan Pennsylvania Municipal Income

Spartan Short-Intermediate
Municipal Income

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone(FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

HIY-SANN-0801 140678
1.704645.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan®

Michigan Municipal Income
Fund

and

Fidelity ®
Michigan Municipal Money
Market Fund

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Spartan Michigan Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Michigan Municipal Money Market Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Amid a slowing economy highlighted by frequent corporate earnings disappointments, mounting unemployment and waning consumer confidence, equity investors abandoned expensive, large-cap growth stocks in favor of the current earnings delivered by small- and mid-cap value stocks during the first six months of 2001. Fixed-income investments also offered a measure of stability, as corporate, mortgage and agency securities generally outperformed many popular equity indexes through the mid-point of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Spartan Michigan Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Spartan® MI Municipal Income	2.97%	10.11%	34.05%	90.59%
LB Michigan Municipal Bond	3.32%	10.56%	37.77%	n/a*
Michigan Municipal Debt Funds Average	2.45%	9.13%	30.12%	85.72%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Michigan Municipal Bond Index - a market value-weighted index of Michigan investment-grade municipal bonds with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Michigan municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 46 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan MI Municipal Income	10.11%	6.04%	6.66%
LB Michigan Municipal Bond	10.56%	6.62%	n/a*
Michigan Municipal Debt Funds Average	9.13%	5.40%	6.38%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Spartan Michigan Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan Michigan Municipal Income Fund on June 30, 1991. As the chart shows, by June 30, 2001, the value of the investment would have grown to $19,059 - a 90.59% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,967 - a 99.67% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Spartan Michigan Municipal Income Fund
Performance - continued

Total Return Components

	Six months ended June 30,	Years ended December 31,
	2001	2000	1999	1998	1997	1996
Dividend returns	2.45%	5.58%	4.62%	4.91%	5.27%	5.63%
Capital returns	0.52%	5.61%	-7.25%	0.80%	3.75%	-2.25%
Total returns	2.97%	11.19%	-2.63%	5.71%	9.02%	3.38%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended June 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.56¢	27.77¢	56.19¢
Annualized dividend rate	4.80%	4.85%	4.94%
30-day annualized yield	4.16%	-	-
30-day annualized tax-equivalent yield	6.79%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.56 over the past one month, $11.55 over the past six months and $11.38 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 38.69% combined effective federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Semiannual Report

Spartan Michigan Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

In an effort to kick-start the sputtering U.S. economy, the Federal Reserve Board reduced key short-term interest rates six times during the first half of 2001, lowering the fed funds target rate from 6.50% to 3.75%. While the full effect of these cuts likely won't be felt for several months, they had an immediate impact on the performance of tax-free municipal bonds, particularly those of short and intermediate maturity, which typically benefit in a declining interest-rate environment. The muni market also received a boost given the steady demand from institutional, retail and high-net-worth investors, as well as an encouraging credit upgrade environment. For the overall six-month period ending June 30, 2001, the Lehman Brothers Municipal Bond Index - an index of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 2.88%. As is often the case in financial markets, some of the good news was offset by several factors. In April, for instance, the $25 billion downgrade of California's general obligation bonds - the largest muni downgrade on record - tempered performance. Additionally, as interest rates continued to trend downward, so did the prices of long-term munis. Also, President Bush's newly enacted tax program raised moderate concerns about higher muni supply and lower muni demand going forward.

(Portfolio Manager photograph)
An interview with George Fischer, Portfolio Manager of Spartan Michigan Municipal Income Fund

Q. How did the fund perform, George?

A. For the six-month period that ended June 30, 2001, the fund had a total return of 2.97%. To get a sense of how the fund did relative to its competitors, the Michigan municipal debt funds average returned 2.45% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers Michigan Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 3.32%. For the 12-month period that ended June 30, 2001, the fund had a total return of 10.11%. In comparison, the Michigan municipal debt funds average returned 9.13% and the Lehman Brothers index returned 10.56% for the same 12-month period.

Q. What factors characterized the investing environment during the past six months, and how did they affect the fund's performance?

A. Falling interest rates and balanced supply and demand conditions helped municipal bonds rally and boost the fund's returns. The Federal Reserve Board, looking to stimulate spending and prevent a recession, cut short-term rates six times in as many months from January through June, by a combined total of 2.75 percentage points, pushing bond yields lower and their prices higher. Favorable supply and demand conditions also boosted the market. The supply of Michigan municipals increased somewhat throughout the period, although demand remained reasonably strong as investors sought out alternatives to the wobbly stock market. The fund's total return for the period reflects the combination of price gains or losses plus the income generated by its holdings.

Semiannual Report

Spartan Michigan Municipal Income Fund

Fund Talk: The Manager's Overview - continued

Q. Which strategies worked in the fund's favor during the past six months?

A. The fund's fairly even diversification among bonds with various maturities was a positive contributor to performance. Long-maturity bonds of many types - including municipals - underperformed because inflation crept slightly higher, and there were growing concerns that lower interest rates could cause price increases in the future. By spreading the fund's investments among short-, intermediate- and long-term bonds, the fund benefited from this "steepening" of the yield curve. That said, the fund's stake in long-maturity bonds proved disappointing during the period.

Q. Were there any sectors that performed better or worse than others?

A. Yes, there were. After posting dismal results in 2000, many hospital bonds performed well in the first half of 2001 thanks to cost cutting, price increases and higher insurance reimbursements. These positive developments helped many of the fund's health care holdings. On the flip side, municipal bonds backed by a given corporation - known as industrial development bonds - generally performed poorly as corporate profits eroded. The fund owned only a few corporate-backed muni bonds early in the period, which I later sold.

Q. What changes, if any, did you make to the fund's investments in response to the weakening economy?

A. I didn't really make any major changes. Last year, I anticipated the economic weakness and I approached the market fairly cautiously in terms of credit quality. The economy had been good for so long that it was easy to get lulled into complacency. However, I maintained the fund's emphasis on bonds with higher credit ratings by having nearly 97% of the fund's investments in investment-grade bonds rated A or higher by Moody's or Standard & Poor's®. I also tilted the fund's investments toward essential services bonds, such as those issued by water, sewer and electric utility entities. Their revenues, which come in the form of fees and tolls, tend to be more stable in a slowing economy compared to general obligation bonds (GOs), which are backed by sales, income and other taxes.

Q. What's ahead for the municipal market and the fund?

A. The Fed continues to state that it's far more worried about a possible recession than it is about potential inflation. Given that, many observers are expecting rates to come down from current levels. If that's the case, municipal bonds could benefit. From a valuation standpoint, municipals remain attractive relative to U.S. Treasury securities, which could continue to fuel demand. A Aaa-rated general obligation bond issued by the state of Michigan offered a tax-equivalent yield of more than 8.00% at the end of June, compared with the 30-year Treasury bond that carried a yield of about 5.75%. Attractive prices and relatively high tax-free yields could bode well for continued strong demand for municipals, ultimately aiding their performance.

Semiannual Report

Spartan Michigan Municipal Income Fund

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current income for Michigan residents by normally investing in investment-grade securities whose interest is free from federal income tax and Michigan personal income tax

Fund number: 081

Trading symbol: FMHTX

Start date: November 12, 1985

Size: as of June 30, 2001, more than $481 million

Manager: George Fischer, since 2000; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1989

3

George Fischer on the weaker economy's effect on Michigan's municipal issuers:

"Weakening economic conditions have forced most states - including Michigan - and municipalities to re-evaluate their current budgets and assumptions about the future. A slowing economy has curtailed tax receipts - including key revenues such as corporate taxes, personal income taxes and sales taxes. Furthermore, the stock market's weakness has cut into revenue generated by taxes on stock-option profits and capital gains. This financial pinch has been exacerbated by rising expenses, particularly health care and education costs. Just a short time after enjoying surpluses, many issuers in Michigan and across the state and nation now are being forced to consider cutting spending on a wide range of programs.

"As a manager of municipal bond funds, my job is to monitor the economy's ebbs and flows to determine how they'll affect revenue collections. So far, I think that the issuers of bonds in which the fund invests have done a decent job of dealing with slower revenue growth. But, as always, I'll keep a close eye on these developments, looking for problems stemming from a slower economy."

Semiannual Report

Spartan Michigan Municipal Income Fund

Investment Changes

Top Five Sectors as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	26.8	25.5
Escrowed/Pre-Refunded	19.4	13.1
Health Care	15.6	16.9
Electric Utilities	8.6	8.2
Water & Sewer	8.0	7.1
Average Years to Maturity as of June 30, 2001
		6 months ago
Years	12.9	13.6
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of June 30, 2001
6 months ago
Years	6.6	6.4

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of June 30, 2001	As of December 31, 2000
Aaa 70.7%	Aaa 64.5%
Aa, A 26.2%	Aa, A 31.8%
Baa 1.7%	Baa 2.2%
Not Rated 1.4%	Not Rated 1.5%

Where Moody's ratings are not available, we have used S&P ratings. Amounts shown are as a percentage of the fund's investments.

Semiannual Report

Spartan Michigan Municipal Income

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Bonds - 98.1%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - 97.6%
Anchor Bay School District:
(School Bldg. & Site Proj.) Series II:
5.7% 5/1/25 (FGIC Insured)	Aaa	$ 1,250,000	$ 1,299,288
5.75% 5/1/30 (FGIC Insured)	Aaa	5,625,000	5,870,588
4.75% 5/1/26 (FGIC Insured)	Aaa	2,250,000	2,056,973
Bay City Gen. Oblig. (Street Impt. Proj.) 0% 6/1/15 (AMBAC Insured)	Aaa	1,725,000	842,680
Brighton Area School District Series II, 0% 5/1/15 (AMBAC Insured)	Aaa	10,000,000	4,906,100
Caladonia Cmnty. Schools:
4.75% 5/1/22 (FGIC Insured)	Aaa	2,095,000	1,940,494
5.5% 5/1/26 (FGIC Insured)	Aaa	3,000,000	3,061,170
Clarkston Cmnty. Schools 5.55% 5/1/10 (FGIC Insured) (Pre-Refunded to 5/1/05 @ 101) (d)	Aaa	2,600,000	2,804,022
Clintondale Cmnty. Schools 5.5% 5/1/15	Aa1	2,205,000	2,272,892
Comstock Pub. Schools 0% 5/1/05 (FSA Insured)	Aaa	1,300,000	1,119,053
Crawford Ausable School District Series 2001, 5.625% 5/1/18	Aaa	1,100,000	1,147,916
Davison Cmnty. School District 5.375% 5/1/16 (FGIC Insured)	Aaa	1,000,000	1,021,980
Detroit Convention Facilities Rev. (Cobo Hall Expansion Proj.) 5.25% 9/30/12	A	12,700,000	12,769,215
Detroit Gen. Oblig. (Distributable State Aid Proj.):
5.2% 5/1/07 (AMBAC Insured)	Aaa	4,000,000	4,231,240
5.25% 5/1/09 (AMBAC Insured)	Aaa	4,500,000	4,778,595
Detroit Swr. Disp. Rev.:
Series 1993 A, 5.7% 7/1/23 (Pre-Refunded to 7/17/03 @ 102) (d)	Aaa	1,000,000	1,068,180
Series 1997 A, 6% 7/1/06 (MBIA Insured)	Aaa	2,100,000	2,293,557
Series A:
0% 7/1/14 (FGIC Insured)	Aaa	3,730,000	1,932,103
5.75% 7/1/26 (FGIC Insured)	Aaa	10,000,000	10,503,100
Series B, 6.25% 7/1/07 (MBIA Insured)	Aaa	1,130,000	1,261,521
Detroit Wtr. Supply Sys. Rev.:
Series A:
5.5% 7/1/15 (FGIC Insured)	Aaa	3,675,000	3,846,402
5.75% 7/1/26 (FGIC Insured) (Pre-Refunded to 1/1/10 @ 101) (d)	Aaa	3,400,000	3,773,762
5.875% 7/1/29 (FGIC Insured) (Pre-Refunded to 1/1/10 @ 101) (d)	Aaa	3,000,000	3,356,250
Series B, 5.5% 7/1/33 (FGIC Insured)	Aaa	4,000,000	4,040,520
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - continued
Detroit Wtr. Supply Sys. Rev.: - continued
6.2% 7/1/04 (FGIC Insured)	Aaa	$ 3,795,000	$ 3,983,080
6.5% 7/1/15 (FGIC Insured)	Aaa	6,000,000	6,989,520
East Grand Rapids Pub. School District 5.5% 5/1/17 (b)	Aaa	1,690,000	1,750,063
Eastern Michigan Univ. Revs.:
Series 2000 B:
5.5% 6/1/20 (FGIC Insured)	Aaa	2,230,000	2,283,877
5.625% 6/1/30 (FGIC Insured)	Aaa	1,250,000	1,286,750
5.9% 6/1/02 (AMBAC Insured)	Aaa	1,000,000	1,028,860
Ecorse Pub. School District 5.5% 5/1/27 (FGIC Insured)	Aaa	430,000	435,977
Fowlerville Cmnty. School District 4.75% 5/1/26 (FSA Insured)	Aaa	2,500,000	2,285,525
Grand Rapids Downtown Dev. Auth. Tax Increment Rev. 0% 6/1/11 (MBIA Insured)	Aaa	3,160,000	1,977,086
Grand Rapids Wtr. Supply Sys. 5.75% 1/1/11 (FGIC Insured)	Aaa	2,000,000	2,198,580
Greater Detroit Resource Recovery Auth. Rev.:
Series A, 6.25% 12/13/05 (AMBAC Insured)	Aaa	4,000,000	4,379,760
Series B, 6.25% 12/13/05 (AMBAC Insured)	Aaa	2,000,000	2,189,880
Hamilton Cmnty. Schools District 5% 5/1/24 (FGIC Insured)	Aaa	1,500,000	1,444,605
Hastings School District 5.625% 5/1/18 (FGIC Insured) (Pre-Refunded to 5/1/05 @ 101) (d)	Aaa	485,000	524,343
Holt Pub. Schools Series 2000 A, 5.5% 5/1/23 (FGIC Insured)	Aaa	2,375,000	2,416,705
Howell Pub. Schools:
0% 5/1/10 (AMBAC Insured)	Aaa	1,130,000	749,924
6% 5/1/25 (MBIA Insured) (Pre-Refunded to 5/1/07 @ 100) (d)	Aaa	80,000	88,582
Huron School District 5.625% 5/1/16 (FSA Insured)	Aaa	1,050,000	1,104,884
Huron Valley School District:
0% 5/1/10 (FGIC Insured)	Aaa	2,500,000	1,659,125
0% 5/1/11 (FGIC Insured)	Aaa	5,830,000	3,661,998
0% 5/1/12 (FGIC Insured)	Aaa	1,420,000	839,163
0% 5/1/20 (FGIC Insured) (Pre-Refunded to 5/1/06 @ 36.7422) (d)	Aaa	9,000,000	2,726,820
Imlay City Cmnty. School District (School Bldg. and Site Proj.) 0% 5/1/06 (FGIC Insured)	Aaa	1,375,000	1,129,411
Jonesville Cmnty. Schools 5.75% 5/1/17 (FGIC Insured)	Aaa	1,150,000	1,206,787
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - continued
Kent Hosp. Fin. Auth. Hosp. Facilities Rev.:
(Butterworth Hosp. Proj.) Series A, 7.25% 1/15/13	Aa3	$ 3,685,000	$ 4,384,782
(Spectrum Health Proj.) Series A:
5.375% 1/15/11	Aa3	2,420,000	2,510,484
5.375% 1/15/12	Aa3	2,505,000	2,584,659
Lake Orion Cmnty. School District Series A, 5.85% 5/1/16 (FGIC Insured)	Aaa	3,840,000	4,107,878
Lakeshore Pub. Schools (Berrien County Proj.) 6.8% 5/1/06 (MBIA Insured)	Aaa	1,000,000	1,128,790
Lansing Bldg. Auth. Rev. 0% 6/1/12 (AMBAC Insured)	Aaa	3,000,000	1,765,710
Livonia Pub. School District 5.875% 5/1/25 (FGIC Insured)	Aaa	7,000,000	7,397,740
Lowell Area Schools 0% 5/1/15 (FGIC Insured) (Pre-Refunded to 5/1/05 @ 49.0888) (d)	Aaa	11,375,000	4,830,166
Manistee Area Pub. Schools:
5.875% 5/1/24 (FGIC Insured) (Pre-Refunded to 5/1/09 @ 100) (d)	Aaa	1,700,000	1,889,261
5.9% 5/1/29 (FGIC Insured) (Pre-Refunded to 5/1/09 @ 100) (d)	Aaa	1,250,000	1,391,225
Marquette City Hosp. Fin. Auth. Rev. (Marquette Gen. Hosp. Proj.) Series D, 5.875% 4/1/11 (FSA Insured)	Aaa	2,750,000	2,972,750
Michigan Bldg. Auth. Rev.:
(Facilities Prog.):
Series 2001 I, 5.5% 10/15/07 (b)	Aa1	3,850,000	4,156,075
Series I, 5.5% 10/15/09 (b)	Aa1	5,000,000	5,407,600
Series I:
0% 10/1/01 (Escrowed to Maturity) (d)	Aaa	1,000,000	993,310
0% 10/1/02 (Escrowed to Maturity) (d)	Aaa	2,000,000	1,927,100
0% 10/1/04 (Escrowed to Maturity) (d)	Aaa	6,820,000	6,067,959
6.25% 10/1/20	Aa2	1,500,000	1,536,615
Series II, 6.75% 10/1/11	Aa2	1,000,000	1,026,400
Michigan Comprehensive Trans. Rev. Series B, 5.75% 5/15/04	Aa3	1,275,000	1,327,046
Michigan Gen. Oblig. (College Savings Prog.) 0% 8/1/01	Aa1	1,045,000	1,042,701
Michigan Hosp. Fin. Auth. Rev.:
(Ascension Health Cr. Proj.) Series A:
5.75% 11/15/18 (MBIA Insured)	Aaa	5,000,000	5,109,600
6% 11/15/19 (MBIA Insured)	Aaa	17,000,000	17,910,851
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - continued
Michigan Hosp. Fin. Auth. Rev.: - continued
(Crittenton Hosp. Proj.) Series A, 5.25% 3/1/14	A1	$ 6,520,000	$ 6,449,714
(Daughters of Charity Health Sys. Proj.):
5.5% 11/1/05 (Escrowed to Maturity) (d)	Aa2	2,350,000	2,463,670
7% 11/1/21 (Pre-Refunded to 11/1/01 @ 102) (d)	Aa2	1,000,000	1,033,560
(Detroit Med. Ctr. Oblig. Group Proj.) Series A, 6.5% 8/15/18	Baa3	6,000,000	5,569,380
(Genesys Health Sys. Proj.):
Series 1995 A, 8.125% 10/1/21 (Pre-Refunded to 10/1/05 @ 102) (d)	AAA	5,400,000	6,414,444
Series A, 7.5% 10/1/27 (Pre-Refunded to 10/1/05 @ 100) (d)	AAA	5,875,000	6,747,908
(Genesys Reg'l. Med. Hosp. Proj.) Series A, 5.3% 10/1/11 (Escrowed to Maturity) (d)	Aaa	1,000,000	1,053,950
(McLaren Oblig. Group Proj.) Series A, 5.375% 10/15/13	A1	9,250,000	9,269,888
(Mercy Health Svcs. Proj.):
Series 1996 R, 5.375% 8/15/26 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	2,500,000	2,535,825
Series Q:
5.25% 8/15/10 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	2,195,000	2,305,606
5.375% 8/15/26 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	2,450,000	2,485,109
6% 8/15/08 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	1,130,000	1,239,102
6% 8/15/10 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	1,265,000	1,375,510
Series R, 5.375% 8/15/16 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	2,500,000	2,585,425
(Presbyterian Villages Proj.):
6.4% 1/1/15	-	1,000,000	939,840
6.5% 1/1/25	-	1,225,000	1,129,340
(Saint John Hosp. & Med. Ctr. Proj.) Series A:
6% 5/15/08 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	1,615,000	1,799,869
6% 5/15/09 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	1,710,000	1,915,388
(Sisters of Mercy Proj.) Series P, 5.375% 8/15/14 (MBIA Insured) (Escrowed to Maturity) (d)	Aaa	570,000	594,567
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - continued
Michigan Hosp. Fin. Auth. Rev.: - continued
(Trinity Health Proj.) Series 2000 A, 6% 12/1/27	Aa3	$ 1,535,000	$ 1,569,261
Michigan Hsg. Dev. Auth. Rental Hsg. Rev. Series B, 5.8% 4/1/19	AA-	4,650,000	4,738,071
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series A:
5.15% 12/1/26 (AMBAC Insured) (c)	Aaa	1,305,000	1,305,653
6.8% 12/1/16	AA+	485,000	499,894
Series C:
5.95% 12/1/14	AA+	2,500,000	2,613,350
6% 12/1/16	AA+	2,500,000	2,600,725
Michigan Muni. Bond Auth. Rev.:
(Clean Wtr. Revolving Fund Proj.) 5.625% 10/1/13	Aa1	2,000,000	2,136,240
(Local Govt. Ln. Prog.):
Series A:
0% 12/1/04 (FGIC Insured)	Aaa	2,000,000	1,761,720
0% 12/1/05 (FGIC Insured)	Aaa	1,855,000	1,559,721
0% 12/1/06 (FGIC Insured)	Aaa	5,000,000	4,010,950
0% 12/1/07 (FGIC Insured)	Aaa	5,340,000	4,069,721
4.75% 12/1/09 (FGIC Insured)	Aaa	6,000,000	6,008,160
Series CA, 0% 6/15/13 (FSA Insured)	Aaa	2,000,000	1,106,280
7.5% 11/1/09 (AMBAC Insured)	Aaa	65,000	66,132
(Pooled Ln. Prog.) Series B, 5.625% 10/1/19	Aaa	2,500,000	2,575,025
Michigan Pub. Pwr. Agcy. Rev. (Belle River Proj.) Series A, 5.25% 1/1/18	A1	10,000,000	10,015,700
Michigan South Central Pwr. Agcy. Supply Sys. Rev.:
5% 11/1/09 (AMBAC Insured)	Aaa	1,675,000	1,680,025
5.9% 11/1/06 (MBIA Insured)	Aaa	4,510,000	4,940,660
Michigan State Univ. Rev. Series A, 6.25% 8/15/15 (Pre-Refunded to 8/15/02 @ 101) (d)	Aa2	3,145,000	3,292,563
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Detroit Edison Co. Proj.):
Series A, 5.55% 9/1/29 (MBIA Insured) (c)	Aaa	1,000,000	1,011,060
Series AA, 6.4% 9/1/25 (MBIA Insured)	Aaa	5,000,000	5,363,800
Series BB:
6.5% 2/15/16 (FGIC Insured)	Aaa	1,250,000	1,290,538
7% 7/15/08 (MBIA Insured)	Aaa	2,000,000	2,335,340
7% 5/1/21 (AMBAC Insured)	Aaa	8,500,000	10,500,390
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - continued
Michigan Strategic Fund Ltd. Oblig. Rev.: - continued
(Envir. Research Institute Proj.):
6.25% 8/15/06 (Pre-Refunded to 8/15/02 @ 101) (d)	-	$ 2,660,000	$ 2,781,801
6.375% 8/15/12 (Pre-Refunded to 8/15/02 @ 101) (d)	-	1,770,000	1,853,456
Michigan Trunk Line:
Series 1992 A:
5.5% 10/1/21	Aa3	2,520,000	2,535,347
5.5% 10/1/21 (Pre-Refunded to 10/1/02 @ 100) (d)	Aa3	7,230,000	7,463,963
Series A:
0% 10/1/11 (AMBAC Insured)	Aaa	3,630,000	2,235,681
5.5% 11/1/16	Aa3	7,000,000	7,463,050
5.75% 10/1/04	Aa3	3,395,000	3,564,003
Michigan Underground Storage Tank Fin. Assurance Auth. Rev. Series I, 6% 5/1/06 (AMBAC Insured)	Aaa	5,000,000	5,460,150
Mona Shores School District School Bldg. & Site 6.75% 5/1/10 (FGIC Insured)	Aaa	2,220,000	2,611,097
Mount Clemens Cmnty. School District 0% 5/1/17 (MBIA Insured) (Pre-Refunded to 5/1/07 @ 50.5287) (d)	Aaa	5,000,000	1,981,200
Muskegon Heights Wtr. Sys. Rev. Series 2000 A:
5.625% 11/1/20 (MBIA Insured)	Aaa	1,000,000	1,039,500
5.625% 11/1/30 (MBIA Insured)	Aaa	1,500,000	1,545,750
Okemos Pub. School District:
0% 5/1/12 (MBIA Insured)	Aaa	2,500,000	1,477,400
0% 5/1/13 (MBIA Insured)	Aaa	1,700,000	946,050
Pinckney Cmnty. Schools Livingston & Washtenaw Counties:
5.5% 5/1/10 (FGIC Insured)	Aaa	2,175,000	2,308,763
5.5% 5/1/11 (FGIC Insured)	Aaa	2,350,000	2,484,585
5.5% 5/1/14 (FGIC Insured)	Aaa	3,075,000	3,194,956
Plymouth-Canton Cmnty. School District 4.625% 5/1/23 (FGIC Insured)	Aaa	2,000,000	1,811,960
Port Huron Area School District (School Bldg. Site Proj.) 0% 5/1/08 (Liquidity Facility Michigan School Bond Ln. Fund)	Aa1	1,975,000	1,464,186
Reese Pub. Schools School District (School Bldg. & Site Proj.) 5.5% 5/1/30 (MBIA Insured)	Aaa	2,140,000	2,171,522
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - continued
Rockford Pub. Schools Series 1997, 6% 5/1/07 (FGIC Insured)	Aaa	$ 1,000,000	$ 1,102,200
Romulus Cmnty. Schools Series I, 0% 5/1/06 (FSA Insured)	Aaa	3,610,000	2,965,218
Royal Oak City School District (School Bldg. & Site Proj.) 0% 5/1/05 (AMBAC Insured)	Aaa	3,000,000	2,582,430
Royal Oak Hosp. Fin. Auth. Hosp. Rev. (William Beaumont Hosp. Proj.):
Series M, 5.25% 11/15/31 (MBIA Insured)	Aaa	2,000,000	1,941,200
5.5% 1/1/14	Aa3	4,000,000	4,092,960
Saline Area School District Series 2000 A, 5.75%, tender 5/1/13	Aaa	2,325,000	2,500,049
South Redford School District 6.65% 5/1/06 (FGIC Insured)	Aaa	1,150,000	1,288,426
Southfield Library Bldg. Auth. 5.5% 5/1/21 (MBIA Insured)	Aaa	1,425,000	1,455,068
Standish Sterling Cmnty. Schools 5.15% 5/1/28 (FGIC Insured)	Aaa	4,900,000	4,795,777
Stockbridge Cmnty. Schools 5.625% 5/1/26	Aaa	1,400,000	1,445,808
Sturgis Pub. School District 5.625% 5/1/30	Aaa	3,000,000	3,091,740
Tecumseh Pub. Schools 5.5% 5/1/30 (FGIC Insured)	Aaa	1,250,000	1,268,413
Univ. of Michigan Univ. Revs. (Univ. Hosp. Proj.) Series A, 5.75% 12/1/12	Aa2	9,000,000	9,297,720
Walled Lake Consolidated School District 5.3% 5/1/09 (MBIA Insured) (Pre-Refunded to 5/1/07 @ 100) (d)	Aaa	3,550,000	3,802,618
Waverly Cmnty. School District:
5.75% 5/1/14 (FGIC Insured)	Aaa	1,000,000	1,080,550
5.75% 5/1/16 (FGIC Insured)	Aaa	1,000,000	1,064,130
Wayne Charter County Arpt. Rev.:
(Detroit Metro Wayne County Arpt. Proj.):
Series B, 6.875% 12/1/11 (MBIA Insured) (c)	Aaa	1,500,000	1,547,940
Series C, 5.25% 12/1/13 (MBIA Insured)	Aaa	2,000,000	2,056,760
(Detroit Metro. Wayne County Proj.) Series A:
5% 12/1/28 (MBIA Insured) (c)	Aaa	8,400,000	7,831,824
5.25% 12/1/12 (MBIA Insured) (c)	Aaa	2,500,000	2,596,450
Wayne County Bldg. Auth. Series A, 8% 3/1/17 (Pre-Refunded to 3/1/02 @ 102) (d)	A3	2,250,000	2,370,758
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Michigan - continued
West Ottawa Pub. School District:
(School Bldg. & Site Proj.) 0% 5/1/06 (MBIA Insured) (Pre-Refunded to 5/1/05 @ 95.9187) (d)	Aaa	$ 4,110,000	$ 3,410,108
5.25% 5/1/10 (FGIC Insured)	Aaa	2,875,000	3,019,641
			469,968,890
Puerto Rico - 0.5%
Puerto Rico Commonwealth Urban Renewal & Hsg. Corp. 7.875% 10/1/04	Baa3	2,240,000	2,266,387
TOTAL INVESTMENT PORTFOLIO - 98.1% (Cost $449,806,877)	472,235,277
NET OTHER ASSETS - 1.9%	9,180,915
NET ASSETS - 100%	$ 481,416,192
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security purchased on a delayed delivery or when-issued basis.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	89.2%	AAA, AA, A	94.0%
Baa	1.7%	BBB	1.7%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 1.4%.
Purchases and sales of securities, other than short-term securities, aggregated $65,580,268 and $37,907,904, respectively.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	26.8%
Escrowed/Pre-Refunded	19.4
Health Care	15.6
Electric Utilities	8.6
Water & Sewer	8.0
Special Tax	7.8
Others* (individually less than 5%)	13.8
100.0%
* Includes net other assets.
Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $449,388,357. Net unrealized appreciation aggregated $22,846,920, of which $24,092,606 related to appreciated investment securities and $1,245,686 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $14,335,000 of which $12,379,000 and $1,956,000 will expire on December 31, 2006 and 2007, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Michigan Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $449,806,877) - See accompanying schedule		$ 472,235,277
Cash		16,218,333
Receivable for fund shares sold		450,031
Interest receivable		5,283,727
Other receivables		39,740
Total assets		494,227,108
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 11,352,526
Payable for fund shares redeemed	642,718
Distributions payable	607,412
Accrued management fee	149,743
Other payables and accrued expenses	58,517
Total liabilities		12,810,916
Net Assets		$ 481,416,192
Net Assets consist of:
Paid in capital		$ 473,996,550
Undistributed net investment income		97,139
Accumulated undistributed net realized gain (loss) on investments		(15,105,897)
Net unrealized appreciation (depreciation) on investments		22,428,400
Net Assets, for 41,710,798 shares outstanding		$ 481,416,192
Net Asset Value, offering price and redemption price per share ($481,416,192 ÷ 41,710,798 shares)		$11.54

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Michigan Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Interest		$ 12,378,886
Expenses
Management fee	$ 886,712
Transfer agent fees	187,408
Accounting fees and expenses	70,050
Non-interested trustees' compensation	990
Custodian fees and expenses	3,809
Registration fees	18,464
Audit	15,741
Legal	897
Total expenses before reductions	1,184,071
Expense reductions	(207,581)	976,490
Net investment income		11,402,396
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		294,537
Change in net unrealized appreciation (depreciation) on investment securities		1,894,492
Net gain (loss)		2,189,029
Net increase (decrease) in net assets resulting from operations		$ 13,591,425

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Michigan Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 11,402,396	$ 22,306,805
Net realized gain (loss)	294,537	857,868
Change in net unrealized appreciation (depreciation)	1,894,492	23,092,973
Net increase (decrease) in net assets resulting from operations	13,591,425	46,257,646
Distributions to shareholders from net investment income	(11,311,961)	(22,283,323)
Share transactions Net proceeds from sales of shares	49,826,225	78,971,676
Reinvestment of distributions from net investment income	7,568,181	15,108,154
Cost of shares redeemed	(37,177,716)	(84,273,786)
Net increase (decrease) in net assets resulting from share transactions	20,216,690	9,806,044
Redemption fees	9,904	-
Total increase (decrease) in net assets	22,506,058	33,780,367
Net Assets
Beginning of period	458,910,134	425,129,767
End of period (including undistributed net investment income of $97,139 and $7,642, respectively)	$ 481,416,192	$ 458,910,134
Other Information Shares
Sold	4,311,167	7,169,399
Issued in reinvestment of distributions	656,396	1,366,422
Redeemed	(3,220,636)	(7,670,375)
Net increase (decrease)	1,746,927	865,446

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 11.480	$ 10.870	$ 11.720	$ 11.630	$ 11.300	$ 11.560
Income from Investment Operations Net investment income	.280 D, G	.570 D	.551	.557	.571	.630 E
Net realized and unrealized gain (loss)	.058 G	.610	(.850)	.093	.420	(.258)
Total from investment operations	.338	1.180	(.299)	.650	.991	.372
Less Distributions
From net investment income	(.278)	(.570)	(.551)	(.557)	(.571)	(.630)
In excess of net investment income	-	-	-	(.003)	-	(.002)
In excess of net realized gain	-	-	-	-	(.090)	-
Total distributions	(.278)	(.570)	(.551)	(.560)	(.661)	(.632)
Redemption fees added to paid in capital	.000	-	-	-	-	-
Net asset value, end of period	$ 11.540	$ 11.480	$ 10.870	$ 11.720	$ 11.630	$ 11.300
Total Return B, C	2.97%	11.19%	(2.63)%	5.71%	9.02%	3.38%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 481,416	$ 458,910	$ 425,130	$ 479,935	$ 457,932	$ 455,729
Ratio of expenses to average net assets before expense reductions	.51% A	.51%	.52%	.56%	.58%	.59%
Ratio of expenses to average net assets after voluntary waivers	.51% A	.51%	.52%	.55%	.56%	.59%
Ratio of expenses to aver- age net assets after all expense reductions	.42% A, F	.45% F	.52%	.55%	.56%	.59%
Ratio of net investment income to average net assets	4.89% A, G	5.17%	4.86%	4.77%	5.08%	5.52%
Portfolio turnover rate	14% A	18%	19%	24%	16%	29%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E Net investment income per share reflects a payment of approximately $0.049 received from an issuer that was in bankruptcy.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

G Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.010 and decrease net realized and unrealized gain (loss) per share by $.010. Without this change the Ratio of net investment income to average net assets would have been 4.72%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Michigan Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total return would have been lower.

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® MI Municipal Money Market	1.46%	3.40%	16.70%	34.11%
All Tax-Free Money Market Funds Average	1.40%	3.26%	16.26%	32.96%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past six months average represents a peer group of 507 money market funds.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity MI Municipal Money Market	3.40%	3.14%	2.98%
All Tax-Free Money Market Funds Average	3.26%	3.06%	2.89%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Semiannual Report

Fidelity Michigan Municipal Money Market Fund
Performance - continued

Yields

	7/2/01	4/2/01	1/1/01	10/2/00	7/3/00
Fidelity Michigan Municipal Money Market Fund	2.50%	3.14%	4.23%	4.49%	4.10%
All Tax-Free Money Market Funds Average	2.37%	2.93%	3.97%	3.72%	3.85%
Fidelity Michigan Municipal Money Market Fund Tax-Equivalent	4.08%	5.12%	6.90%	7.34%	6.69%
Portion of fund's income subject to state taxes	0.00%	0.00%	0.83%	0.71%	0.00%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 38.69%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Semiannual Report

Fidelity Michigan Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Kim Miller became Portfolio Manager of Fidelity Michigan Municipal Money Market Fund on May 1, 2001.

Q. Kim, what was the investment environment like during the six months that ended June 30, 2001?

A. The market was dominated by the Federal Reserve Board's rate-cutting policy. As 2000 came to a close, signs emerged that the U.S. economy was weakening. There was a drop-off in industrial production, and corporate spending declined amid an environment of a struggling stock market and rising energy prices. In spite of higher fuel costs, however, there were no signs that inflationary pressures were building. In an attempt to prevent the U.S. economy from falling into recession, the Fed cut the rate banks charge each other for overnight loans - known as the fed funds target rate - six times. The first cut of 0.50 percentage points came as a surprise to the market, as the Fed implemented it just a few days into the new year, well in advance of its scheduled meeting at the end of January. Amid continued concerns about stagnant economic growth, the Fed reduced the fed funds rate by one-half percentage point four more times. Three of these cuts came at the Fed's regularly scheduled meetings in January, March and May. The Fed surprised the market again with a 0.50 percentage-point cut between meetings in April, and followed that move with a 0.25 percentage point decrease in June. When all was said and done, the Fed had reduced the fed funds target rate from 6.50% at the beginning of 2001 to 3.75% at the end of June 2001.

Q. Were there any other developments of note within the municipal money market?

A. Yes, there were. Municipal money market funds typically experience cash inflows and outflows at certain times of the year. For example, investors typically take assets out of money market funds in December and April in order to meet tax payments, and January usually brings with it a significant influx of new assets to money market funds. That didn't happen during this period. This time around, withdrawals in December and April were lower than anticipated, and inflows in January were higher than normal. It appears there were two factors driving this development. First, municipal money market yields remained attractive when compared to alternatives in the taxable market. In addition, investors were attracted to less-volatile investments such as money market funds due to the continuing struggles suffered by the equity markets.

Q. What kind of approach was taken with the fund?

A. As is typically the case in a declining interest-rate environment, our strategy focused on lengthening the average maturity of the fund by investing in longer-term maturities. This approach enables the fund to lock in higher rates as interest rates declined. However, two factors made it somewhat difficult for us to extend the average maturity. The significant amount of new capital coming into the fund, by nature, shortened the average maturity. Furthermore, the limited supply of new securities that came to market in Michigan was quickly sold. We made it a point to be aggressive at securing new deals when they became available.

Semiannual Report

Fidelity Michigan Municipal Money Market Fund

Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on June 30, 2001, was 2.57%, compared to 4.20% six months ago. The latest yield was the equivalent of a 4.19% taxable yield for Michigan investors in the 38.69% combined federal and state income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through June 30, 2001, the fund's six-month total return was 1.46%, compared to 1.40% for the all tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook?

A. We are approaching the time when the Fed should finish its program of easing rates to stimulate the economy. There are differing opinions as to when that will happen. Many economists and media commentators believe the Fed is very close to being done; others feel we will witness more rate cuts at the next two or three meetings. Within this environment, I'm looking to take advantage of opportunities along all parts of the yield curve, while maintaining a bias toward lengthening the average maturity. Another aspect that bodes well for the municipal money market is that municipal money market securities remain relatively cheap on an after-tax basis.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current tax-free income while maintaining a stable $1 share price by investing in high-quality, short-term municipal money market securities

Fund number: 420

Trading symbol: FMIXX

Start date: January 12, 1990

Size: as of June 30, 2001, more than $520 million

Manager: Kim Miller, since May 2001; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1990

3

Semiannual Report

Fidelity Michigan Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 6/30/01	% of fund's investments 12/31/00	% of fund's investments 6/30/00
0 - 30	82.5	81.6	86.0
31 - 90	6.7	5.1	5.5
91 - 180	5.8	5.0	1.8
181 - 397	5.0	8.3	6.7
Weighted Average Maturity
	6/30/01	12/31/00	6/30/00
Fidelity Michigan Municipal Money Market Fund	31 Days	33 Days	33 Days
All Tax-Free Money Market Funds Average *	42 Days	42 Days	40 Days
Asset Allocation (% of fund's net assets)
As of June 30, 2001	As of December 31, 2000
Variable Rate Demand Notes (VRDNs) 77.9%	Variable Rate Demand Notes (VRDNs) 78.8%
Commercial Paper (including CP Mode) 5.0%	Commercial Paper (including CP Mode) 4.7%
Tender Bonds 0.0%	Tender Bonds 4.3%
Municipal Notes 7.2%	Municipal Notes 7.4%
Other Investments 11.0%	Other Investments 3.7%
Net Other Assets** (1.1)%	Net Other Assets 1.1%

* Source: iMoneyNet, Inc.

** Net Other Assets are not included in pie chart

Semiannual Report

Fidelity Michigan Municipal Money Market Fund

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Securities - 101.1%
	Principal Amount	Value (Note 1)
Michigan - 101.1%
Bay City School District Rev. Bonds 6.5% 5/1/08 (AMBAC Insured) (Pre-Refunded to 5/1/02 @ 101.5) (c)	$ 5,000,000	$ 5,209,189
Chelsea Econ. Dev. Corp. Ltd. Oblig. Rev. (Silver Maples of Chelsea Proj.) Series 1996, 2.8%, LOC Comerica Bank, Detroit, VRDN (a)	5,590,000	5,590,000
Chippewa Valley Schools Participating VRDN Series MSDW 00 253, 2.78% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)	3,410,000	3,410,000
Clinton Econ. Dev. Corp. Rev. (Clinton Area Care Ctr. Proj.) 2.78%, LOC Northern Trust Co., Chicago, VRDN (a)	5,800,000	5,800,000
Delta County Econ. Dev. Corp. Envir. Impt. Rev. (Escanaba Paper Co. Proj.) Series 85 D, 3.3%, LOC Cr. Suisse First Boston Bank, VRDN (a)	1,150,000	1,150,000
Detroit Econ. Dev. Corp. Rev. (Waterfront Reclamation & Casino Dev. Proj.) Series 1999 C, 2.7%, LOC Lasalle Bank NA, VRDN (a)	2,775,000	2,775,000
Detroit Swr. Disp. Rev.:
Bonds 6.625% 7/1/21 (FGIC Insured) (Pre-Refunded to 7/1/01 @ 102) (c)	5,750,000	5,865,000
Participating VRDN:
Series BS 99 81, 2.73% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)	6,900,000	6,900,000
Series Merlots 00 I, 2.8% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)	4,300,000	4,300,000
Detroit Wtr. Supply Sys. Rev. Participating VRDN:
Series Merlots 00 D, 2.8% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)	4,500,000	4,500,000
Series Putters 200, 2.75% (Liquidity Facility Morgan Guaranty Trust Co., NY) (a)(d)	2,685,000	2,685,000
Series SG 64, 2.76% (Liquidity Facility Societe Generale) (a)(d)	3,500,000	3,500,000
Series SGB 6, 2.78% (Liquidity Facility Societe Generale) (a)(d)	7,570,000	7,570,000
Detroit Wtr. Sys. Rev. Participating VRDN:
Series EGL 99 2201, 2.78% (Liquidity Facility Citibank NA, New York) (a)(d)	4,000,000	4,000,000
Series EGL 99 2202, 2.78% (Liquidity Facility Citibank NA, New York) (a)(d)	8,200,000	8,200,000
Genesee County Economic Dev. Corp. (Creative Foam Corp. Proj.) Series 1994, 2.95%, LOC Bank One NA, Michigan, VRDN (a)(b)	2,200,000	2,200,000
Georgetown Charter Township Indl. Dev. Rev. (J&F Steel Corp. Proj.) Series 1989, 2.75%, LOC Societe Generale, VRDN (a)(b)	1,000,000	1,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Grand Rapids Econ. Dev. Corp. Econ. Dev. Rev. (Holland Home Proj.) Series 2000, 2.8%, LOC Old Kent Bank, Michigan, VRDN (a)	$ 3,635,000	$ 3,635,000
Hartland Consolidated School District Participating VRDN Series BS 01 127 Class A, 2.73% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)	6,655,000	6,655,000
Jackson Pub. Schools:
BAN 3.6% 8/22/01, LOC Comerica Bank, Detroit	3,500,000	3,501,725
RAN Series B, 5% 7/3/01, LOC Comerica Bank, Detroit	3,750,000	3,750,078
Kalamazoo Gen. Oblig. TAN 3.8% 12/1/01	5,500,000	5,514,636
Kent County Arpt. Facilities Rev. Participating VRDN Series MSDW 98 118, 2.78% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)	2,245,000	2,245,000
Kentwood Pub. Schools Bonds 6.4% 5/1/12 (Pre-Refunded to 5/1/02 @ 102) (c)	7,750,000	8,122,222
Livonia Pub. School District Bonds Series II, 6.3% 5/1/22 (FGIC Insured) (Pre-Refunded to 5/1/02 @ 102) (c)	3,000,000	3,144,389
Michigan Bldg. Auth. Rev.:
Bonds:
(Facilities Prog.):
Series I:
4.5% 10/15/01	4,080,000	4,096,756
5% 10/15/01	2,410,000	2,422,630
Series II, 5% 10/15/01	3,000,000	3,013,192
(State Police Communication Proj.) Series II, 5% 10/1/01	3,230,000	3,234,938
Participating VRDN Series MSDW 00 481X, 2.78% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)	9,670,000	9,670,000
Michigan Gen. Oblig. Ctfs. of Prtn. Bonds 4% 10/1/01, LOC Bank of New York NA	4,900,000	4,909,115
Michigan Hosp. Fin. Auth. Rev.:
Participating VRDN Series 1997 X, 2.8% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)	3,700,000	3,700,000
(Health Care Equip. Ln. Prog.) Series B, 3.04%, LOC Michigan Nat'l. Bank, Farmington Hills, VRDN (a)	4,200,000	4,200,000
(United Memorial Hosp. Assoc. Proj.) Series 1999, 2.78%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)(b)	3,810,000	3,810,000
Michigan Hsg. Dev. Auth. Multi-family Hsg. Rev.:
Bonds Series 1988 A, 3.15% tender 8/8/01, LOC Landesbank Hessen-Thuringen, CP mode (b)	3,550,000	3,550,000
(Canton Club East Apts. Proj.) Series 1998 A, 2.8%, LOC Key Bank Nat'l. Assoc., VRDN (a)(b)	4,000,000	4,000,000
(Lexington Place Apts. Proj.) Series 1999 A, 2.75%, LOC Bank of America NA, VRDN (a)(b)	7,520,000	7,520,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Participating VRDN:
Series PA 635R, 2.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(b)(d)	$ 4,105,000	$ 4,105,000
Series PT 01 556, 2.82% (Liquidity Facility Landesbank Hessen-Thuringen) (a)(b)(d)	3,630,000	3,630,000
Series PT 58, 2.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(b)(d)	3,795,000	3,795,000
Series 1999 B2, 2.9% (MBIA Insured), VRDN (a)(b)	6,850,000	6,850,000
Michigan Muni. Bond Auth. Rev.:
Bonds:
(School Ln. Prog.) 5% 12/1/01	7,000,000	7,051,954
Series 2001 A1, 4% 4/11/02	10,000,000	10,069,405
Participating VRDN:
Series EGL 00 2201, 2.78% (Liquidity Facility Citibank NA, New York) (a)(d)	6,600,000	6,600,000
Series PA 757, 2.76% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)	3,500,000	3,500,000
BAN:
Series 2000 B1, 5% 7/2/01	8,345,000	8,345,142
Series 2000 B2, 5% 7/2/01, LOC Morgan Guaranty Trust Co., NY	6,645,000	6,645,113
RAN:
Series 2000 C1, 5% 8/23/01	3,615,000	3,618,522
Series 2000 C2, 5% 8/23/01, LOC Morgan Guaranty Trust Co., NY	5,700,000	5,705,554
Michigan Strategic Fund Indl. Dev. Rev.:
(Althaus Family Investors II Proj.) Series 1997, 2.88%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)	2,100,000	2,100,000
(C-Tec, Inc. Proj.) 2.8%, LOC Suntrust Bank, VRDN (a)(b)	1,500,000	1,500,000
Michigan Strategic Fund Ltd. Oblig. Rev.:
Participating VRDN Series MSDW 00 382, 2.78% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)	2,000,000	2,000,000
(B&C Leasing Proj.) 2.8%, LOC Bank of America NA, VRDN (a)	1,350,000	1,350,000
(B&G Realty Co. Proj.) 3.3%, LOC Bank One, Wisconsin, VRDN (a)(b)	2,000,000	2,000,000
(BC&C Proj.) 2.9%, LOC Comerica Bank, Detroit, VRDN (a)(b)	1,680,000	1,680,000
(Bico Michigan, Inc. Proj.) Series 1999, 2.95%, LOC Bank One NA, VRDN (a)(b)	3,900,000	3,900,000
(Bosal Ind. Proj.) Series 1998, 2.8%, LOC Bank of New York NA, VRDN (a)(b)	7,500,000	7,500,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Michigan Strategic Fund Ltd. Oblig. Rev.: - continued
(CJS Properties LLC Proj.) 2.95%, LOC Bank One NA, Michigan, VRDN (a)(b)	$ 2,200,000	$ 2,200,000
(Conti Properties LLC Proj.) Series 1997, 2.9%, LOC Comerica Bank, Detroit, VRDN (a)(b)	3,360,000	3,360,000
(Creative Foam Corp. Proj.) 2.95%, LOC Bank One NA, Michigan, VRDN (a)(b)	1,700,000	1,700,000
(Cyberplast Inds. Ltd. Proj.) 2.89%, LOC Wells Fargo Bank NA, Minnesota, VRDN (a)(b)	3,675,000	3,675,000
(Dawnbreakers LLC Proj.) Series 1998, 2.95%, LOC Bank One NA, Michigan, VRDN (a)(b)	4,540,000	4,540,000
(Doss Ind. Dev. Co. Proj.) 2.95%, LOC Bank One NA, Michigan, VRDN (a)(b)	3,100,000	3,100,000
(Dow Chemical Co. Proj.):
Series 1992, 3.4%, VRDN (a)(b)	4,000,000	4,000,000
Series 1999, 3.5%, VRDN (a)(b)	11,800,000	11,800,000
Series 2000, 3.5%, VRDN (a)(b)	13,500,000	13,500,000
(Envir. Quality Co. Proj.) Series 1995, 2.89%, LOC Comerica Bank, Detroit, VRDN (a)(b)	945,000	945,000
(Fintex LLC Proj.) Series 2000, 2.9%, LOC Comerica Bank, Detroit, VRDN (a)(b)	4,400,000	4,400,000
(Future Fence Co. Proj.) 2.9%, LOC Comerica Bank, Detroit, VRDN (a)(b)	3,435,000	3,435,000
(Grandview Plaza Riverview Assoc. One LP Proj.) 2.95%, LOC Nat'l. City Bank, VRDN (a)(b)	2,840,000	2,840,000
(Hi-Tech Mold & Engineering Proj.) 2.95%, LOC Bank One NA, Michigan, VRDN (a)(b)	300,000	300,000
(John H. Dekker & Sons Proj.) Series 1998, 2.95%, LOC Michigan Nat'l. Bank, Farmington Hills, VRDN (a)(b)	2,190,000	2,190,000
(K&M Engineering, Inc. Proj.) 2.9%, LOC Comerica Bank, Detroit, VRDN (a)(b)	2,140,000	2,140,000
(Majestic Ind., Inc. Proj.) 2.9%, LOC Comerica Bank, Detroit, VRDN (a)(b)	3,145,000	3,145,000
(Mans Proj.) Series 1998, 2.9%, LOC Comerica Bank, Detroit, VRDN (a)(b)	3,105,000	3,105,000
(Muskegen Cast Products Proj.) 2.88%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)(b)	3,250,000	3,250,000
(Nat'l. Rubber Michigan, Inc. Proj.) Series 1995, 2.8%, LOC Michigan Nat'l. Bank, Farmington Hills, VRDN (a)(b)	2,800,000	2,800,000
(PBL Enterprises, Inc. Proj.) Series 1997, 2.9%, LOC Comerica Bank, Detroit, VRDN (a)(b)	2,860,000	2,860,000
(Prime Acquisition LLC Proj.) 2.9%, LOC Comerica Bank, Detroit, VRDN (a)(b)	4,400,000	4,400,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Michigan Strategic Fund Ltd. Oblig. Rev.: - continued
(Rochester Gear, Inc. Proj.) Series 1995, 2.8%, LOC Comerica Bank, Detroit, VRDN (a)(b)	$ 3,950,000	$ 3,950,000
(S&S LLC Proj.) Series 2000, 3.22%, LOC Michigan Nat'l. Bank, Farmington Hills, VRDN (a)(b)	4,000,000	4,000,000
(TEI Investments LLC Proj.) Series 1997, 2.9%, LOC Comerica Bank, Detroit, VRDN (a)(b)	800,000	800,000
(Temperance Enterprise Proj.) Series 1996, 2.95%, LOC Nat'l. City Bank, VRDN (a)(b)	3,280,000	3,280,000
(Templeton Properties LLC Proj.) Series 2000, 2.95%, LOC Bank One NA, Michigan, VRDN (a)(b)	2,000,000	2,000,000
(The Monarch Press, Inc. Proj.) Series 2000, 2.9%, LOC Comerica Bank, Detroit, VRDN (a)(b)	2,500,000	2,500,000
(The Spiratex Co. Proj.) Series 1994, 2.95%, LOC Bank One NA, Michigan, VRDN (a)(b)	1,800,000	1,800,000
(Trilan LLC Proj.) 2.95%, LOC Bank One NA, Michigan, VRDN (a)(b)	4,000,000	4,000,000
(True Industries-Roseville Proj.) Series 2000, 2.95%, LOC Bank One NA, Michigan, VRDN (a)(b)	3,000,000	3,000,000
(Unified-Boring Co., Inc. Proj.) Series 1992, 2.95%, LOC Bank One NA, Michigan, VRDN (a)(b)	1,200,000	1,200,000
(Vent-Rite Valve Corp. Proj.) 2.75%, LOC Fleet Nat'l. Bank, VRDN (a)(b)	1,505,000	1,505,000
(W.H. Porter, Inc. Proj.) Series 2001, 3.35%, LOC Comerica Bank, Detroit, VRDN (a)(b)	3,550,000	3,550,000
(Wayland Enterprises Proj.) Series 1999, 2.95%, LOC Bank One NA, Michigan, VRDN (a)(b)	3,000,000	3,000,000
(Whitehall Products LLC Proj.) Series 2000, 2.8%, LOC Lasalle Bank NA, VRDN (a)(b)	3,300,000	3,300,000
(Windcrest Properties LLC Proj.) 2.8%, LOC Bank One NA, Michigan, VRDN (a)(b)	5,100,000	5,100,000
(YMCA Metro. Detroit Proj.) Series 2001, 2.78%, LOC Bank One NA, Michigan, VRDN (a)	5,000,000	5,000,000
Series 1999, 2.99%, LOC Michigan Nat'l. Bank, Farmington Hills, VRDN (a)(b)	2,275,000	2,275,000
Michigan Strategic Fund Poll. Cont. Rev.:
Bonds (Dow Chemical Co. Proj.):
Series 1986:
3.2% tender 7/24/01, CP mode	3,600,000	3,600,000
3.2% tender 9/21/01, CP mode	1,200,000	1,200,000
Series 1988:
2.8% tender 9/10/01, CP mode (b)	10,450,000	10,450,000
3.15% tender 8/16/01, CP mode (b)	3,250,000	3,250,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Michigan Strategic Fund Poll. Cont. Rev.: - continued
(Consumers Pwr. Co. Proj.) Series 1988 A, 3.3% (AMBAC Insured), VRDN (a)	$ 12,700,000	$ 12,700,000
(Gen. Motors Corp. Proj.) Series 1988 A, 2.75%, VRDN (a)	13,430,000	13,430,000
Michigan Strategic Fund Solid Waste Disp. Rev.:
(Grayling Gen. Station Proj.) Series 1990, 2.75%, LOC Barclays Bank PLC, VRDN (a)(b)	7,673,000	7,673,000
(Great Lakes Recovery Proj.) 2.8%, LOC Bank One NA, Michigan, VRDN (a)(b)	1,800,000	1,800,000
Midland County Econ. Dev. Rev. (Dow Chemical Co. Proj.) Series 1993 A, 3.4%, VRDN (a)(b)	6,300,000	6,300,000
Oakland County Econ. Dev. Corp. (Pontiac Vision School Proj.) Series 2000, 2.8%, LOC Comerica Bank, Detroit, VRDN (a)	4,400,000	4,400,000
Saint Clair County Econ. Dev. Corp. Poll. Cont. Rev. Participating VRDN Series MSDW 00 282, 2.78% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)	7,995,000	7,995,000
Sanilac County Econ. Dev. Corp. (Marlette Cmnty. Hosp. Proj.) Series 2001, 2.78%, LOC Bank One NA, Michigan, VRDN (a)	5,400,000	5,400,000
Sterling Heights Econ. Dev. Corp. Ltd. Oblig. Rev. (Cherrywood Ctr. Assoc. Proj.) 2.89%, LOC Comerica Bank, Detroit, VRDN (a)(b)	4,000,000	4,000,000
Univ. of Michigan Univ. Revs.:
Series 1992 A, 3.3%, VRDN (a)	2,500,000	2,500,000
Series C, 3.2% 8/8/01, CP	4,000,000	4,000,000
Waverly Cmnty. School District Participating VRDN Series PA 761R, 2.76% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)	5,395,000	5,395,000
Wayne Charter County Arpt. Rev. Participating VRDN Series SG 122, 2.76% (Liquidity Facility Societe Generale) (a)(d)	13,700,000	13,700,000
Wayne-Westland Cmnty. Schools Participating VRDN:
Series MSDW 98 56, 2.78% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)	16,935,000	16,934,999
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Michigan - continued
Wayne-Westland Cmnty. Schools Participating VRDN: - continued
Series MSDW 98 67, 2.78% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)	$ 6,100,000	$ 6,100,000
Zeeland Hosp. Fin. Auth. Rev. (Zeeland Cmnty. Hosp. Proj.) Series 1999, 2.78%, LOC Huntington Nat'l. Bank, Columbus, VRDN (a)	4,620,000	4,620,000
TOTAL INVESTMENT PORTFOLIO - 101.1%		526,687,559
NET OTHER ASSETS - (1.1)%		(5,825,372)
NET ASSETS - 100%		$ 520,862,187
Total Cost for Income Tax Purposes $ 526,687,559
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
RAN - REVENUE ANTICIPATION NOTE
TAN - TAX ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Security collateralized by an amount sufficient to pay interest and principal.
(d) Provides evidence of ownership in one or more underlying municipal bonds.
Income Tax Information
At December 31, 2000, the fund had a capital loss carryforward of approximately $50,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Michigan Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value - See accompanying schedule		$ 526,687,559
Cash		62,068
Receivable for fund shares sold		2,957,987
Interest receivable		4,417,180
Other receivables		14,453
Prepaid expenses		8,288
Total assets		534,147,535
Liabilities
Payable for fund shares redeemed	$ 13,032,035
Distributions payable	1,622
Accrued management fee	167,489
Other payables and accrued expenses	84,202
Total liabilities		13,285,348
Net Assets		$ 520,862,187
Net Assets consist of:
Paid in capital		$ 520,786,086
Accumulated undistributed net realized gain (loss) on investments		76,101
Net Assets, for 520,768,732 shares outstanding		$ 520,862,187
Net Asset Value, offering price and redemption price per share ($520,862,187 ÷ 520,768,732 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Michigan Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Interest		$ 8,858,966
Expenses
Management fee	$ 972,333
Transfer agent fees	347,806
Accounting fees and expenses	47,574
Non-interested trustees' compensation	900
Custodian fees and expenses	4,828
Registration fees	27,407
Audit	12,668
Reports to shareholders	13,176
Legal	4,231
Miscellaneous	8,289
Total expenses before reductions	1,439,212
Expense reductions	(60,688)	1,378,524
Net investment income		7,480,442
Net realized gain (loss) on Investments		126,360
Net increase (decrease) in net assets resulting from operations		$ 7,606,802

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Michigan Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 7,480,442	$ 16,105,844
Net realized gain (loss)	126,360	(25,267)
Net increase (decrease) in net assets resulting from operations	7,606,802	16,080,577
Distributions to shareholders from net investment income	(7,480,442)	(16,105,844)
Share transactions at net asset value of $1.00 per share Net proceeds from sales of shares	590,941,687	1,335,602,996
Reinvestment of distributions from net investment income	7,265,678	15,687,950
Cost of shares redeemed	(584,694,172)	(1,288,722,259)
Net increase (decrease) in net assets and shares resulting from share transactions	13,513,193	62,568,687
Total increase (decrease) in net assets	13,639,553	62,543,420
Net Assets
Beginning of period	507,222,634	444,679,214
End of period	$ 520,862,187	$ 507,222,634

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.015	.036	.028	.030	.031	.030
Less Distributions
From net investment income	(.015)	(.036)	(.028)	(.030)	(.031)	(.030)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B, C	1.46%	3.69%	2.82%	3.00%	3.18%	3.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 520,862	$ 507,223	$ 444,679	$ 357,354	$ 287,940	$ 260,592
Ratio of expenses to average net assets	.56% A	.57%	.58%	.60%	.61%	.62%
Ratio of expenses to average net assets after all expense reductions	.54% A, D	.57%	.58%	.59% D	.61%	.61% D
Ratio of net investment income to average net assets	2.93% A	3.63%	2.80%	2.97%	3.14%	2.96%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Spartan Michigan Municipal Income Fund (the income fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the money market fund) is a fund of Fidelity Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Michigan. The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation.

Each fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Money Market Fund. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures transactions and excise tax regulations. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $389,846 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $47,188, decrease net unrealized appreciation/depreciation by $42,034, and decrease net realized gain (loss) by $5,154. The Statement of Changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fees were equivalent to the following annualized rates expressed as a percentage of average net assets.

Spartan Michigan Municipal Income Fund	.38%
Fidelity Michigan Municipal Money Market Fund	.38%

Sub-Adviser Fee. As each fund's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), an affiliate of FMR, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the funds. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees - continued

mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to the following annualized rates as a percentage of the average net assets:

Spartan Michigan Municipal Income	.08%
Fidelity Michigan Municipal Money Market	.14%

Fidelity Municipal Cash Central Fund. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Fidelity Municipal Cash Central Fund (the Cash Fund) managed by FIMM, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. The Cash Fund does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year.

5. Expense Reductions.

Through arrangements with certain fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction
Spartan Michigan Municipal Income	$ 3,809	$ 183,586	$ 20,186
Fidelity Michigan Municipal Money Market	4,828	55,860

Semiannual Report

Proxy Voting Results

A special meeting of Fidelity Michigan Municipal Money Market Fund's shareholders was held on April 18, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.*
	# of Votes Cast	% of Votes Cast
Affirmative	588,735,972.83	88.967
Against	21,107,857.68	3.190
Abstain	51,905,965.49	7.844
TOTAL	661,749,796.00	100.000
Broker Non-Votes	3,928,544.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Trust Instrument.*
	# of Votes Cast	% of Votes Cast
Affirmative	569,063,418.55	85.994
Against	38,954,429.61	5.887
Abstain	53,731,947.84	8.120
TOTAL	661,749,796.00	100.000
Broker Non-Votes	3,928,544.00
PROPOSAL 3
To elect the fourteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	590,566,097.42	88.716
Withheld	75,112,242.58	11.284
TOTAL	665,678,340.00	100.000
	# of Votes Cast	% of Votes Cast
Ralph F. Cox
Affirmative	590,884,350.73	88.764
Withheld	74,793,989.27	11.236
TOTAL	665,678,340.00	100.000
Phyllis Burke Davis
Affirmative	590,088,213.15	88.645
Withheld	75,590,126.85	11.355
TOTAL	665,678,340.00	100.000
Robert M. Gates
Affirmative	590,595,725.60	88.721
Withheld	75,082,614.40	11.279
TOTAL	665,678,340.00	100.000
Abigail P. Johnson
Affirmative	587,416,641.22	88.243
Withheld	78,261,698.78	11.757
TOTAL	665,678,340.00	100.000
Edward C. Johnson 3d
Affirmative	589,796,637.97	88.601
Withheld	75,881,702.03	11.399
TOTAL	665,678,340.00	100.000
Donald J. Kirk
Affirmative	590,875,468.88	88.763
Withheld	74,802,871.12	11.237
TOTAL	665,678,340.00	100.000
Marie L. Knowles
Affirmative	590,543,328.44	88.713
Withheld	75,135,011.56	11.287
TOTAL	665,678,340.00	100.000
Ned C. Lautenbach
Affirmative	590,728,794.94	88.741
Withheld	74,949,545.06	11.259
TOTAL	665,678,340.00	100.000
	# of Votes Cast	% of Votes Cast
Peter S. Lynch
Affirmative	591,037,063.37	88.787
Withheld	74,641,276.63	11.213
TOTAL	665,678,340.00	100.000
Marvin L. Mann
Affirmative	590,676,424.63	88.733
Withheld	75,001,915.37	11.267
TOTAL	665,678,340.00	100.000
William O. McCoy
Affirmative	590,708,035.68	88.738
Withheld	74,970,304.32	11.262
TOTAL	665,678,340.00	100.000
Robert C. Pozen
Affirmative	590,554,497.90	88.715
Withheld	75,123,842.10	11.285
TOTAL	665,678,340.00	100.000
William S. Stavropoulos
Affirmative	589,991,243.07	88.630
Withheld	75,687,096.93	11.370
TOTAL	665,678,340.00	100.000
PROPOSAL 4
To approve an amended management contract for Fidelity Michigan Municipal Money Market Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	241,179,467.49	85.853
Against	9,399,844.80	3.346
Abstain	30,343,513.99	10.801
TOTAL	280,922,826.28	100.000
PROPOSAL 6
To eliminate Fidelity Michigan Municipal Money Market Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.
	# of Votes Cast	% of Votes Cast
Affirmative	229,226,987.36	81.598
Against	20,264,724.93	7.213
Abstain	31,431,113.99	11.189
TOTAL	280,922,826.28	100.000
PROPOSAL 9
To amend Fidelity Michigan Municipal Money Market Fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	230,985,667.63	82.224
Against	18,972,330.65	6.753
Abstain	30,964,828.00	11.023
TOTAL	280,922,826.28	100.000
PROPOSAL 11
To amend Fidelity Michigan Municipal Money Market Fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	230,741,482.08	82.137
Against	19,466,009.98	6.929
Abstain	30,715,334.22	10.934
TOTAL	280,922,826.28	100.000

*Denotes trust-wide proposals and voting results.

Semiannual Report

Managing Your Investments

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Semiannual Report

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Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investment Money
Management, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Dwight D. Churchill, Vice President,

David L. Murphy, Vice President,

George A. Fischer, Vice President,
Income Fund

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

Stanley N. Griffith, Assistant Vice President

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos * -
funds of Fidelity Municipal Trust II

* Independent trustees

Advisory Board

Robert C. Pozen

William S. Stavropoulos -
funds of Fidelity Municipal Trust

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Spartan®

Minnesota Municipal Income

Fund

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Amid a slowing economy highlighted by frequent corporate earnings disappointments, mounting unemployment and waning consumer confidence, equity investors abandoned expensive, large-cap growth stocks in favor of the current earnings delivered by small- and mid-cap value stocks during the first six months of 2001. Fixed-income investments also offered a measure of stability, as corporate, mortgage and agency securities generally outperformed many popular equity indexes through the mid-point of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Spartan ® MN Municipal Income	2.45%	9.15%	32.69%	82.22%
LB Minnesota Enhanced Municipal Bond	2.94%	9.74%	35.71%	n/a*
Minnesota Municipal Debt Funds Average	2.25%	8.78%	28.83%	83.29%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Minnesota Enhanced Municipal Bond Index - a market value-weighted index of Minnesota investment-grade municipal bonds with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Minnesota municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 50 mutual funds. These benchmarks include reinvested dividends and capital gains, if any.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan MN Municipal Income	9.15%	5.82%	6.18%
LB Minnesota Enhanced Municipal Bond	9.74%	6.30%	n/a*
Minnesota Municipal Debt Funds Average	8.78%	5.19%	6.24%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan® Minnesota Municipal Income Fund on June 30, 1991. As the chart shows, by June 30, 2001, the value of the investment would have grown to $18,222 - an 82.22% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,967 - a 99.67% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Performance - continued

Total Return Components

	Six months ended June 30,	Years ended December 31,
	2001	2000	1999	1998	1997	1996
Dividend returns	2.36%	5.26%	4.41%	4.80%	5.29%	5.22%
Capital returns	0.09%	5.36%	-6.84%	0.71%	3.56%	-1.44%
Total returns	2.45%	10.62%	-2.43%	5.51%	8.85%	3.78%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended June 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.31¢	26.27¢	52.81¢
Annualized dividend rate	4.67%	4.71%	4.76%
30-day annualized yield	4.18%	-	-
30-day annualized tax-equivalent yield	7.09%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.23 over the past one month, $11.25 over the past six months and $11.09 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 41.02% combined effective federal and state income tax bracket, but does not reflect the payment of the alternative minimum tax, if applicable.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

In an effort to kick-start the sputtering U.S. economy, the Federal Reserve Board reduced key short-term interest rates six times during the first half of 2001, lowering the fed funds target rate from 6.50% to 3.75%. While the full effect of these cuts likely won't be felt for several months, they had an immediate impact on the performance of tax-free municipal bonds, particularly those of short and intermediate maturity, which typically benefit in a declining interest-rate environment. The muni market also received a boost given the steady demand from institutional, retail and high-net-worth investors, as well as an encouraging credit upgrade environment. For the overall six-month period ending June 30, 2001, the Lehman Brothers Municipal Bond Index - an index of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 2.88%. As is often the case in financial markets, some of the good news was offset by several factors. In April, for instance, the $25 billion downgrade of California's general obligation bonds - the largest muni downgrade on record - tempered performance. Additionally, as interest rates continued to trend downward, so did the prices of long-term munis. Also, President Bush's newly enacted tax program raised moderate concerns about higher muni supply and lower muni demand going forward.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Minnesota Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the six-month period that ended June 30, 2001, the fund had a total return of 2.45%. To get a sense of how the fund did relative to its competitors, the Minnesota municipal debt funds average returned 2.25% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers Minnesota Enhanced Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 2.94%. For the 12-month period that ended June 30, 2001, the fund had a total return of 9.15%. In comparison, the Minnesota municipal debt funds average returned 8.78% and the Lehman Brothers index returned 9.74% for the same 12-month period.

Q. What drove the fund's performance and helped it outpace it peers during the past six months?

A. Falling interest rates, of course, were the main factor driving the municipal bond market's and the fund's performance during the period. Municipal bonds generally performed well as the Federal Reserve Board cut rates to stimulate the sagging economy. From January through June, the Fed cut short-term rates six times by a combined total of 2.75 percentage points. In response, short- and intermediate-maturity bond yields generally fell, pushing their prices higher. Long-maturity bonds, on the other hand, tended to stall due to concerns about creeping inflation, now and in the future. The performance discrepancy between long- and shorter-maturity bonds was a key reason why the fund outpaced its peers. I kept the fund's investments broadly diversified, emphasizing specific maturities that, based on supply and demand trends, offered the best total return potential. By doing so, the fund benefited from the rally enjoyed by shorter-term bonds. That said, the fund's stake in long-maturity bonds turned in lackluster returns on a relative basis.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What other factors aided performance?

A. The fund's larger weighting in health care and education bonds relative to the Lehman Brothers index also was a plus for performance because both sectors outperformed the broader Minnesota municipal market. During most of 2000, health care bonds had come under pressure due to a lack of demand for their bonds. Investors generally avoided health care bonds following the cutbacks in Medicare and the expansion of managed care programs, both of which curtailed medical reimbursement rates and put pressure on hospital operating results. This year, however, hospital financial trends have stabilized and lower valuations lured investors back to health care securities. The education sector continued to be supported by favorable demographic trends with the college-aged population expanding.

Q. Given Minnesota's economic slowdown, did you make any changes to the fund's investments during the past six months?

A. Not really, since I already had positioned the fund anticipating economic weakness in 2001. I maintained the fund's relatively high credit quality, with more than 96% of its investments in bonds rated A or higher by Moody's Investors Service or Standard & Poor's® at the end of the period. In addition, approximately one-third of the fund's investments were insured, meaning their principal and interest payments are guaranteed by a municipal bond insurer. My emphasis on these investment-grade and insured bonds reflected that, for the most part, I didn't feel lower-quality bonds offered enough incentive in the form of additional yield for their increased risk, especially given the weakness of the economy. In another strategy to prepare for a worsening economy, I kept the fund diversified away from economically sensitive sectors - such as general obligation bonds - and into groups such as education and health care bonds. General obligation bonds made up about 35.3% of the Minnesota municipal market, but only 30.5% of the fund's net assets at the end of the period.

Q. What's ahead for the municipal market?

A. The direction of interest rates and, ultimately, the performance of the bond markets largely will be determined by the strength of the economy. At the end of June, bond prices reflected expectations for further interest-rate cuts. Continued economic weakness could help sustain the drop in interest rates, while an economic rebound could spell higher rates in the fall. As for municipals in particular, their performance also will be dependent on whether investors view them as attractively valued relative to other fixed-income alternatives.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high level of current income exempt from federal and Minnesota personal income taxes by normally investing in investment-grade municipal debt securities

Fund number: 082

Trading symbol: FIMIX

Start date: November 21, 1985

Size: as of June 30, 2001, more than $306 million

Manager: Christine Thompson, since 1998; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on credit quality trends:

"During the past year, municipal issuers across the nation and in Minnesota generally enjoyed strong revenue growth as tax receipts and user fees exceeded budget forecasts. Infrastructure spending on transportation projects and school facility improvements accelerated, but generally were met with strong taxpayer support that eased the challenges associated with financing such projects. That said, revenue growth is slowing in response to weaker economic conditions, although most Minnesota issuers have responded responsibly so far.

"Within the municipal market, there were some widely divergent trends. After two years of general decline, some health care issuers have begun to stabilize. In light of this development, the fund has taken a selective approach, concentrating hospital bond investments in those facilities identified as the dominant service providers in their market with the ability to translate their competitive strength into higher prices.

"On the other hand, corporate-backed municipal bond issues lagged as slowing economic growth gave rise to heightened concerns about leveraged corporate balance sheets. Corporate-backed municipal issues are concentrated in some cyclical industry groups - such as the paper, automobile and airline industries - and those industries that are subject to aggressive restructuring - such as the electric utility industry."

Semiannual Report

Investment Changes

Top Five Sectors as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	30.5	27.2
Health Care	18.1	18.9
Education	14.6	14.0
Electric Utilities	14.0	14.2
Transportation	5.5	5.4
Average Years to Maturity as of June 30, 2001
		6 months ago
Years	13.6	14.8
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of June 30, 2001
6 months ago
Years	6.3	6.1

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of June 30, 2001	As of December 31, 2000
Aaa 48.8%	Aaa 45.6%
Aa, A 47.4%	Aa, A 48.6%
Baa 3.8%	Baa 5.8%

Where Moody's ratings are not available, we have used S&P ratings. Amounts shown are as a percentage of the fund's investments.

Semiannual Report

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Bonds - 99.7%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Minnesota - 96.9%
Albany Independent School District #745 Series A, 6% 2/1/16	Aa1	$ 1,000,000	$ 1,055,660
Anoka-Hennepin Independent School District #11 Series A, 5.75% 2/1/20	Aa1	3,950,000	4,143,787
Centennial Independent School District #12 Series 1996 A, 5.625% 2/1/16	Aa1	1,000,000	1,041,310
Chanhassen Gen. Oblig. Impt. Series D, 0% 2/1/03 (AMBAC Insured)	Aaa	1,730,000	1,641,701
Cloquet Poll. Cont. Rev. (Potlach Corp. Proj.) 5.9% 10/1/26	BBB	3,995,000	3,549,637
Dakota County Hsg. & Redev. Auth. Interest For South Saint Paul Rev. (Single Family-GNMA Prog.) Series A, 8.1% 9/1/12	AAA	80,000	80,135
Golden Valley Gen. Oblig. Rev. (Covenant Retirement Cmnty. Proj.) Series A, 5.5% 12/1/29	A-	2,500,000	2,314,500
Hastings Independent School District #200 Series A, 5% 2/1/22	Aa1	4,750,000	4,618,853
Lakeville Independent School District #194 0% 2/1/05	Aa1	2,810,000	2,448,718
Maple Grove Gen. Oblig. Impt. Series A, 5.2% 2/1/17	Aa2	1,120,000	1,124,469
Metro Council Minneapolis-Saint Paul Metro. Area:
5.25% 12/1/07 (b)	Aaa	2,150,000	2,272,873
5.25% 12/1/08 (b)	Aaa	2,100,000	2,217,222
5.25% 12/1/09 (b)	Aaa	2,000,000	2,111,460
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev.:
(Health One Oblig. Group Proj.) Series A, 7.4% 8/15/11 (MBIA Insured) (Pre-Refunded to 8/15/02 @ 100) (d)	Aaa	2,750,000	2,787,978
(Healthspan Corp. Proj.) Series A, 4.75% 11/15/18 (AMBAC Insured)	Aaa	4,500,000	4,225,185
Minneapolis & Saint Paul Metro. Arpts. Commission Arpt. Rev.:
Series 1999 A, 5.125% 1/1/31 (FGIC Insured)	Aaa	3,375,000	3,253,871
Series 2000 A, 5.75% 1/1/32 (FGIC Insured)	AAA	1,000,000	1,048,690
Series 2001 C, 5.25% 1/1/32 (FGIC Insured)	AAA	1,000,000	985,450
Series A, 5% 1/1/19 (AMBAC Insured)	Aaa	4,000,000	3,939,960
Series B:
5.25% 1/1/11 (AMBAC Insured) (c)	Aaa	3,475,000	3,627,970
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Minnesota - continued
Minneapolis & Saint Paul Metro. Arpts. Commission Arpt. Rev.: - continued
5.5% 1/1/04 (FGIC Insured) (c)	AAA	$ 2,875,000	$ 3,003,225
5.625% 1/1/13 (FGIC Insured) (c)	Aaa	1,000,000	1,057,140
Minneapolis Cmnty. Dev. Agcy. Tax Increment Rev.:
0% 9/1/07 (MBIA Insured)	Aaa	2,860,000	2,212,124
0% 9/1/08 (MBIA Insured)	Aaa	4,600,000	3,379,850
Minneapolis Gen. Oblig.:
(Sports Arena Proj.):
5.125% 10/1/20	Aaa	2,565,000	2,563,769
6% 4/1/06	Aaa	1,055,000	1,156,755
6% 10/1/06	Aaa	1,000,000	1,105,800
Series B, 5.1% 9/1/08	Aaa	2,000,000	2,077,740
6.15% 10/1/05	Aaa	2,000,000	2,078,980
6.25% 4/1/07	Aaa	2,000,000	2,077,720
Minneapolis Health Care Facilities Rev. (Children's Hosp. & Clinics Proj.) Series A 4.5% 8/15/02 (FSA Insured)	Aaa	1,360,000	1,383,433
Minneapolis Hosp. Rev. (Fairview Hosp. & Health Care Proj.) Series A, 6.5% 1/1/11 (MBIA Insured)	Aaa	3,000,000	3,098,040
Minneapolis Rev. (Univ. of Minnesota Gateway Proj.) Series 1997 A, 5.25% 12/1/24	Aa2	1,900,000	1,906,764
Minneapolis Saint Paul Hsg. Fin. Rev. (Single Family Mtg. Phase IX Proj.) 7.25% 8/1/21 (c)	AAA	1,285,000	1,311,754
Minneapolis Saint Paul Metro. Arpts. Commission Series 13, 5.25% 1/1/11 (c)	Aaa	2,840,000	2,976,150
Minneapolis Spl. School District #1 Ctfs. of Prtn.:
Series A, 5.8% 2/1/10 (MBIA Insured) (Pre-Refunded to 2/1/06 @ 100) (d)	Aaa	2,000,000	2,171,620
Series B, 5% 2/1/13	Aa1	2,575,000	2,605,385
5.75% 2/1/20	Aa1	4,210,000	4,381,979
Minnesota Agric. & Economic Dev. Board Rev. (Health Care Sys. Proj.) Series A, 6.375% 11/15/29	A2	3,000,000	3,098,730
Minnesota Gen. Oblig.:
(Duluth Arpt. Proj.) Series B, 6.25% 8/1/14 (c)	Aaa	1,000,000	1,060,870
4.875% 8/1/07	Aaa	1,000,000	1,049,880
5.2% 5/1/07	Aaa	3,750,000	3,954,150
5.3% 8/1/10	Aaa	1,450,000	1,483,611
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Minnesota - continued
Minnesota Higher Ed. Facilities Auth. Rev.:
(Carleton College Proj.):
Series 3L 1, 5.75% 11/1/12	Aa2	$ 2,000,000	$ 2,090,540
Series 4N:
5% 11/1/18	Aa2	2,000,000	1,963,240
5.25% 11/1/04	Aa2	870,000	918,998
5.25% 11/1/05	Aa2	945,000	1,001,776
(Hamline Univ. Proj.):
Series 4I, 6% 10/1/12	Baa1	2,000,000	2,078,220
Series 5B, 5.95% 10/1/19	Baa1	600,000	616,086
(MacAlester College Proj.) Series 4C:
5.2% 3/1/08	Aa3	1,070,000	1,106,220
5.5% 3/1/12	Aa3	815,000	841,585
(Saint Johns Univ. Proj.) Series 4L, 5.4% 10/1/22	A3	3,500,000	3,508,190
(Saint Thomas Univ. Proj.):
Series 3C, 6.25% 9/1/16	A2	2,310,000	2,315,244
Series 3R 1, 5.6% 10/1/15	A2	1,000,000	1,031,940
Series 3R 2:
5.45% 9/1/07	A2	650,000	673,842
5.6% 9/1/14	A2	4,275,000	4,410,902
Series 4M, 5.35% 4/1/17	A2	1,000,000	1,009,980
Minnesota Hsg. Fin. Agcy. (Single Family Mtg. Prog.):
Series A, 6.95% 7/1/16	Aa1	540,000	540,000
Series B, 5.8% 7/1/25 (c)	Aa1	7,000,000	7,048,160
Series E, 6.85% 1/1/24 (c)	Aa1	915,000	940,510
Series H, 6.5% 1/1/26 (c)	Aa1	1,530,000	1,564,823
Minnesota Pub. Facilities Auth. Wtr. Poll. Cont. Rev.:
Series A:
5% 3/1/06	Aaa	1,000,000	1,051,210
5% 3/1/16	Aaa	1,000,000	1,001,610
6% 3/1/07	Aaa	2,500,000	2,756,875
Series B:
5.125% 3/1/13	Aaa	1,000,000	1,029,640
5.125% 3/1/15	Aaa	5,000,000	5,083,700
Mounds View Independent School District #621 Series 2000 A, 5.375% 2/1/24	Aa1	3,000,000	3,042,090
Northern Muni. Pwr. Agcy. Elec. Sys. Rev.:
Series B:
4.75% 1/1/20 (AMBAC Insured)	Aaa	3,500,000	3,286,185
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Minnesota - continued
Northern Muni. Pwr. Agcy. Elec. Sys. Rev.: - continued
5.5% 1/1/18 (AMBAC Insured)	Aaa	$ 4,500,000	$ 4,589,910
5.25% 1/1/13 (FSA Insured)	Aaa	1,500,000	1,563,030
5.375% 1/1/14 (FSA Insured)	Aaa	8,500,000	8,871,535
Northfield College Facilities Rev. (Saint Olaf College Proj.):
6.3% 10/1/12	A3	1,455,000	1,518,860
6.4% 10/1/21	A3	1,690,000	1,750,536
Osseo Independent School District #279 (School Bldg. Proj.):
Series 2000 A, 5.25% 2/1/21	Aa1	2,625,000	2,649,938
Series A:
5.75% 2/1/11	Aa1	2,420,000	2,659,096
5.75% 2/1/12	Aa1	3,100,000	3,360,400
Prior Lake Ind. School District #719 Series 2000, 5.5% 2/1/15 (FSA Insured)	Aaa	1,000,000	1,049,580
Robbinsdale Independent School District #281 5% 2/1/09	Aa1	2,035,000	2,135,712
Rochester Health Care Facilities Rev.:
(Mayo Foundation Proj.):
Series A, 5.5% 11/15/27	AA+	5,750,000	5,836,020
Series H, 6.026% 11/15/15	AA+	13,000,000	13,423,150
(Mayo Foundation/Mayo Med. Ctr. Proj.) Series I:
5.875% 11/15/08	AA+	1,000,000	1,107,910
5.9% 11/15/09	AA+	1,000,000	1,114,020
Roseville Independent School District #623 (School District Cr. Enhancement Prog.) Series A:
5% 2/1/14 (FSA Insured)	Aaa	1,460,000	1,483,681
5% 2/1/15 (FSA Insured)	Aaa	1,015,000	1,023,699
Saint Cloud Health Care Rev. (Saint Cloud Hosp. Group Oblig. Proj.) Series A:
5.75% 5/1/26 (FSA Insured)	Aaa	4,500,000	4,715,505
5.875% 5/1/30 (FSA Insured)	Aaa	4,000,000	4,217,920
Saint Cloud Hosp. Facilities Rev. (Saint Cloud Hosp. Proj.):
Series A, 5.5% 7/1/05 (AMBAC Insured)	Aaa	995,000	1,060,471
Series B, 5% 7/1/20 (AMBAC Insured)	Aaa	1,000,000	980,710
Saint Cloud Independent School District #742 Series A, 6.1% 2/1/10 (FGIC Insured)	Aaa	1,000,000	1,035,680
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Minnesota - continued
Saint Louis Park Health Care Facilities Rev.:
(Healthsystem Obligated Proj.) Series A, 5.2% 7/1/23 (AMBAC Insured)	Aaa	$ 2,750,000	$ 2,707,568
Series B, 5.1% 7/1/13 (AMBAC Insured)	Aaa	3,600,000	3,629,736
Saint Louis Park Independent School District #283:
5.65% 2/1/16	Aa1	2,630,000	2,756,924
5.75% 2/1/20	Aa1	3,765,000	3,933,898
Saint Paul Gen. Oblig. (Block 39 Proj.) 4.75% 2/1/25	Aa2	2,000,000	1,863,100
Saint Paul Hsg. & Redev. Auth. Health Care Facilities Rev. (Regions Hosp. Proj.) 5.3% 5/15/28	BBB+	2,600,000	2,232,386
Saint Paul Independent School District #625:
Series B, 5.8% 2/1/12	Aa1	1,200,000	1,253,316
Series 2000 A, 5.5% 2/1/21	Aa1	1,060,000	1,087,772
Series C:
6.125% 2/1/03	Aa3	1,225,000	1,280,444
6.125% 2/1/04	Aa3	1,300,000	1,385,189
6.125% 2/1/05	Aa3	1,350,000	1,462,320
Saint Paul Port Auth. Energy Park Tax Increment Rev. 5% 2/1/08 (FSA Insured)	Aaa	2,500,000	2,612,075
Seaway Port Auth. Duluth Indl. Dev. Dock & Wharf Rev. (Cargill, Inc. Proj.) Series B, 6.8% 5/1/12 (e)	A1	2,750,000	2,858,763
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series A, 5% 1/1/12	A2	6,500,000	6,562,010
Stillwater Independent School District #834 5% 2/1/05 (b)	Aa1	2,935,000	3,036,258
Suburban Hennepin Reg'l. Park District 5% 2/1/12	Aa1	1,000,000	1,022,760
Univ. of Minnesota Gen. Oblig. 4.8% 8/15/03	Aa2	15,800,000	16,165,447
Washington County Gen. Oblig. 5.5% 2/1/21	Aa2	1,450,000	1,487,990
West Saint Paul Independent School District #197:
0% 2/1/02 (MBIA Insured)	Aaa	1,550,000	1,524,503
0% 2/1/03 (MBIA Insured)	Aaa	1,180,000	1,119,773
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series A:
5.375% 1/1/08 (AMBAC Insured)	Aaa	3,900,000	4,155,450
5.4% 1/1/09 (AMBAC Insured)	Aaa	4,325,000	4,590,685
5.5% 1/1/11 (AMBAC Insured)	Aaa	1,000,000	1,059,140
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Minnesota - continued
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series A: - continued
5.5% 1/1/12 (AMBAC Insured)	Aaa	$ 1,000,000	$ 1,054,480
6.25% 1/1/04 (AMBAC Insured)	Aaa	2,600,000	2,768,350
6.25% 1/1/05 (AMBAC Insured)	Aaa	3,000,000	3,249,240
6.375% 1/1/16 (Escrowed to Maturity) (d)	Aaa	1,740,000	1,943,284
Western Minnesota Muni. Pwr. Agcy. Transmission Rev. Series A, 5.5% 1/1/09 (AMBAC Insured)	Aaa	1,000,000	1,077,540
			296,624,228
Puerto Rico - 2.8%
Puerto Rico Commonwealth Gen. Oblig. Series A, 6% 7/1/14 (Pre-Refunded to 7/1/02 @ 101.5) (d)	Baa1	1,000,000	1,048,100
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series 1996 Y, 5% 7/1/36 (FSA Insured)	Aaa	1,500,000	1,459,425
Series Y, 5.5% 7/1/36 (FSA Insured)	Aaa	2,680,000	2,805,236
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev.:
Series A, 4.75% 7/1/38 (MBIA Insured)	Aaa	1,045,000	961,984
Series B, 6% 7/1/31	Baa1	2,000,000	2,173,400
			8,448,145
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $295,196,152)	305,072,373
NET OTHER ASSETS - 0.3%	1,014,122
NET ASSETS - 100%	$ 306,086,495
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security purchased on a delayed delivery or when-issued basis.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Seaway Port Auth. Duluth Indl. Dev. Dock & Wharf Rev. (Cargill, Inc. Proj.) Series B, 6.8% 5/1/12	5/20/92	$ 2,750,000
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	86.3%	AAA, AA, A	73.4%
Baa	1.9%	BBB	1.9%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
Purchases and sales of securities, other than short-term securities, aggregated $32,283,265 and $12,282,818, respectively.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,858,763 or 0.9% of net assets.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	30.5%
Health Care	18.1
Education	14.6
Electric Utilities	14.0
Transportation	5.5
Special Tax	5.1
Others * (individually less than 5%)	12.2
100.0%
* Includes net other assets.
Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $294,678,816. Net unrealized appreciation aggregated $10,393,557, of which $11,872,775 related to appreciated investment securities and $1,479,218 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $3,299,000 of which $2,562,000 and $737,000 will expire on December 31, 2003 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $295,196,152) - See accompanying schedule		$ 305,072,373
Cash		5,852,308
Receivable for fund shares sold		63,073
Interest receivable		5,235,561
Other receivables		16,845
Total assets		316,240,160
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 9,703,341
Payable for fund shares redeemed	31,521
Distributions payable	283,965
Accrued management fee	95,269
Other payables and accrued expenses	39,569
Total liabilities		10,153,665
Net Assets		$ 306,086,495
Net Assets consist of:
Paid in capital		$ 298,703,363
Undistributed net investment income		55,963
Accumulated undistributed net realized gain (loss) on investments		(2,549,052)
Net unrealized appreciation (depreciation) on investments		9,876,221
Net Assets, for 27,292,740 shares outstanding		$ 306,086,495
Net Asset Value, offering price and redemption price per share ($306,086,495 ÷ 27,292,740 shares)		$11.21

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Interest		$ 7,763,691
Expenses
Management fee	$ 567,847
Transfer agent fees	120,702
Accounting fees and expenses	45,892
Non-interested trustees' compensation	624
Custodian fees and expenses	2,490
Registration fees	17,981
Audit	14,175
Legal	801
Total expenses before reductions	770,512
Expense reductions	(96,285)	674,227
Net investment income		7,089,464
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		716,706
Change in net unrealized appreciation (depreciation) on investment securities		(366,300)
Net gain (loss)		350,406
Net increase (decrease) in net assets resulting from operations		$ 7,439,870

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 7,089,464	$ 13,731,717
Net realized gain (loss)	716,706	(432,169)
Change in net unrealized appreciation (depreciation)	(366,300)	15,013,982
Net increase (decrease) in net assets resulting from operations	7,439,870	28,313,530
Distributions to shareholders from net investment income	(7,034,481)	(13,649,249)
Share transactions Net proceeds from sales of shares	29,927,901	39,368,838
Reinvestment of distributions	5,290,025	10,158,618
Cost of shares redeemed	(23,209,664)	(55,554,857)
Net increase (decrease) in net assets resulting from share transactions	12,008,262	(6,027,401)
Redemption fees	7,290	-
Total increase (decrease) in net assets	12,420,941	8,636,880
Net Assets
Beginning of period	293,665,554	285,028,674
End of period (including undistributed net investment income of $55,963 and $6,979, respectively)	$ 306,086,495	$ 293,665,554
Other Information Shares
Sold	2,660,172	3,643,787
Issued in reinvestment of distributions	471,285	939,942
Redeemed	(2,064,926)	(5,169,729)
Net increase (decrease)	1,066,531	(586,000)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 11.200	$ 10.630	$ 11.410	$ 11.330	$ 10.940	$ 11.100
Income from Invest- ment Operations Net investment income	.265 D, F	.529 D	.511	.531	.551	.562
Net realized and unrealized gain (loss)	.008 F	.568	(.780)	.080	.390	(.160)
Total from investment operations	.273	1.097	(.269)	.611	.941	.402
Less Distributions
From net investment income	(.263)	(.527)	(.511)	(.531)	(.551)	(.562)
Redemption fees added to paid in capital	.000	-	-	-	-	-
Net asset value, end of period	$ 11.210	$ 11.200	$ 10.630	$ 11.410	$ 11.330	$ 10.940
Total Return B, C	2.45%	10.62%	(2.43)%	5.51%	8.85%	3.78%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 306,086	$ 293,666	$ 285,029	$ 312,036	$ 296,607	$ 294,432
Ratio of expenses to average net assets before expense reductions	.52% A	.52%	.53%	.59%	.58%	.60%
Ratio of expenses to average net assets after voluntary waivers	.52% A	.52%	.53%	.55%	.56%	.60%
Ratio of expenses to average net assets after all expense reductions	.45% A, E	.46% E	.51% E	.55%	.56%	.60%
Ratio of net invest- ment income to average net assets	4.75% A, F	4.90%	4.62%	4.68%	5.00%	5.15%
Portfolio turnover rate	8% A	18%	21%	17%	18%	17%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.018 and decrease net realized and unrealized gain (loss) per share by $.018. Without this change the Ratio of net investment income (loss) to average net assets would have been 4.43%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Spartan Minnesota Municipal Income Fund (the fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The fund may be affected by economic and political developments in the state of Minnesota. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. The fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $468,648 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $52,741; decrease net unrealized appreciation/depreciation by $51,481, and decrease net realized gain (loss) by $1,260. The Statement of Changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .38% of average net assets.

Sub-Adviser Fee. As the fund's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), an affiliate of FMR, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annualized rate of .08% of average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer expenses by $2,490 and $93,795, respectively.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

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Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
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Overnight Express
Fidelity Investments
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Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

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Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
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Naples, FL

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Georgia

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Atlanta, GA

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Illinois

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Indiana

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Maine

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Maryland

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Massachusetts

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Boston, MA

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Boston, MA

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44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

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Missouri

700 West 47th Street
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New Jersey

150 Essex Street
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56 South Street
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501 Route 17, South
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New York

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999 Walt Whitman Road
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North Carolina

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Charlotte, NC

Ohio

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28699 Chagrin Boulevard
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Oregon

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Pennsylvania

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Rhode Island

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Tennessee

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Dallas, TX

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Houston, TX

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Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
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Washington

411 108th Avenue, N.E.
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511 Pine Street
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Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Dwight D. Churchill, Vice President

Christine J. Thompson, Vice President

Boyce I. Greer, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

Stanley N. Griffith, Assistant Vice President

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agents

Citibank, N.A.

New York, NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

Fidelity's Municipal Bond Funds

Spartan® Arizona Municipal Income

Spartan California Municipal Income

Spartan Connecticut Municipal Income

Spartan Florida Municipal Income

Spartan Intermediate Municipal Income

Spartan Maryland Municipal Income

Spartan Massachusetts Municipal Income

Spartan Michigan Municipal Income

Spartan Minnesota Municipal Income

Spartan Municipal Income

Spartan New Jersey Municipal Income

Spartan New York Municipal Income

Spartan Ohio Municipal Income

Spartan Pennsylvania Municipal Income

Spartan Short-Intermediate
Municipal Income

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

MNF-SANN-0801 140681
1.705580.103

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan®

Ohio Municipal Income
Fund

and

Fidelity ®
Ohio Municipal Money Market
Fund

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Spartan Ohio Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Ohio Municipal Money Market Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Amid a slowing economy highlighted by frequent corporate earnings disappointments, mounting unemployment and waning consumer confidence, equity investors abandoned expensive, large-cap growth stocks in favor of the current earnings delivered by small- and mid-cap value stocks during the first six months of 2001. Fixed-income investments also offered a measure of stability, as corporate, mortgage and agency securities generally outperformed many popular equity indexes through the mid-point of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Spartan Ohio Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year, and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Spartan OH Municipal Income	2.61%	9.75%	34.59%	92.39%
LB Ohio 4 Plus Year Enhanced Municipal Bond	2.91%	10.10%	36.23%	n/a*
Ohio Municipal Debt Funds Average	2.25%	8.76%	29.59%	87.14%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index - a market value-weighted index of Ohio investment-grade municipal bonds with maturities of four years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Ohio municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 47 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan OH Municipal Income	9.75%	6.12%	6.76%
LB Ohio 4 Plus Year Enhanced Municipal Bond	10.10%	6.38%	n/a*
Ohio Municipal Debt Funds Average	8.76%	5.31%	6.46%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a different figure than that obtained by averaging cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Spartan Ohio Municipal Income Fund

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan Ohio Municipal Income Fund on June 30, 1991. As the chart shows, by June 30, 2001, the value of the investment would have grown to $19,239 - a 92.39% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends reinvested, the same $10,000 would have grown to $19,967 - a 99.67% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Spartan Ohio Municipal Income Fund

Performance - continued

Total Return Components

	Six months ended June 30,	Years ended December 31,
	2001	2000	1999	1998	1997	1996
Dividend returns	2.35%	5.42%	4.48%	4.69%	5.08%	4.98%
Capital returns	0.26%	6.26%	-7.31%	1.10%	3.66%	-0.75%
Total returns	2.61%	11.68%	-2.83%	5.79%	8.74%	4.23%

Total Return Components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains if any, paid by the fund, are reinvested.

Dividends and Yield

Periods ended June 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.44¢	26.91¢	54.89¢
Annualized dividend rate	4.66%	4.67%	4.80%
30-day annualized yield	4.19%	-	-
30-day annualized tax-equivalent yield	7.04%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.60 over the past one month, $11.61 over the past six months and $11.43 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 40.47% combined effective federal and state tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Semiannual Report

Spartan Ohio Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

In an effort to kick-start the sputtering U.S. economy, the Federal Reserve Board reduced key short-term interest rates six times during the first half of 2001, lowering the fed funds target rate from 6.50% to 3.75%. While the full effect of these cuts likely won't be felt for several months, they had an immediate impact on the performance of tax-free municipal bonds, particularly those of short and intermediate maturity, which typically benefit in a declining interest-rate environment. The muni market also received a boost given the steady demand from institutional, retail and high-net-worth investors, as well as an encouraging credit upgrade environment. For the overall six-month period ending June 30, 2001, the Lehman Brothers Municipal Bond Index - an index of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 2.88%. As is often the case in financial markets, some of the good news was offset by several factors. In April, for instance, the $25 billion downgrade of California's general obligation bonds - the largest muni downgrade on record - tempered performance. Additionally, as interest rates continued to trend downward, so did the prices of long-term munis. Also, President Bush's newly enacted tax program raised moderate concerns about higher muni supply and lower muni demand going forward.

(Portfolio Manager photograph)
An interview with George Fischer, Portfolio Manager of Spartan Ohio Municipal Income Fund

Q. How did the fund perform, George?

A. For the six-month period that ended June 30, 2001, the fund had a total return of 2.61%. To get a sense of how the fund did relative to its competitors, the Ohio municipal debt funds average returned 2.25% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers Ohio 4 Plus Year Enhanced Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 2.91%. For the 12-month period that ended June 30, 2001, the fund had a total return of 9.75%. In comparison, the Ohio municipal debt funds average returned 8.76% and the Lehman Brothers index returned 10.10% for the same 12-month period.

Q. What factors characterized the investing environment during the past six months, and how did they affect the fund's performance?

A. Falling interest rates and balanced supply and demand conditions helped municipal bonds rally and boost the fund's returns. The Federal Reserve Board, looking to stimulate spending and prevent a recession, cut short-term rates six times in as many months between January and June by a combined total of 2.75 percentage points, pushing bond yields lower and their prices higher. Favorable supply and demand conditions also boosted the market. The supply of Ohio municipals increased somewhat throughout the period, although demand remained reasonably strong as investors sought out alternatives to the wobbly stock market. The fund's total return for the period reflects the combination of price gains or losses plus the income generated by its holdings.

Semiannual Report

Spartan Ohio Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. Which strategies worked in the fund's favor during the past six months?

A. The fund's fairly even diversification among bonds with various maturities was a positive contributor to performance. Long-maturity bonds of many types - including municipals - underperformed because inflation crept slightly higher, and there were growing concerns that lower interest rates could cause price increases in the future. By spreading the fund's investments among short-, intermediate- and long-term bonds, the fund benefited from this "steepening" of the yield curve. That said, the fund's stake in long-maturity bonds proved disappointing during the period.

Q. Were there any sectors that performed better or worse than others?

A. Yes, there were. After posting dismal results in 2000, many hospital bonds performed well in the first half of 2001 thanks to cost cutting, price increases and higher insurance reimbursements. These positive developments helped many of the fund's health care holdings. On the flip side, the fund's small stake in municipal bonds backed by a given corporation - known as industrial development bonds - generally performed poorly as corporate profits eroded.

Q. What changes, if any, did you make to the fund's investments in response to the weakening economy?

A. I didn't really make any major changes. Last year, I anticipated the economic weakness and I approached the market fairly cautiously in terms of credit quality. The economy had been good for so long that it was easy to get lulled into complacency. However, I maintained the fund's emphasis on bonds with higher credit ratings, by having nearly 95% of the fund's investments in investment-grade bonds rated A or higher by Moody's or Standard & Poor's®. I also tilted the fund's investments toward essential services bonds, such as those issued by water, sewer, utility and transportation entities. Their revenues, which come in the form of fees and tolls, tend to be more stable in a slowing economy compared to general obligation bonds (GOs), which are backed by sales, income and other taxes.

Q. What's ahead for the municipal market and the fund?

A. The Fed continues to state that it's far more worried about a possible recession than it is about potential inflation. Given that, many observers are expecting rates to come down from current levels. If that's the case, municipal bonds could benefit. From a valuation standpoint, municipals remain attractive relative to U.S. Treasury securities, which could continue to fuel demand. A Aaa-rated general obligation bond issued by the state of Ohio offered a tax-equivalent yield of more than 8.00% at the end of June, compared with the 30-year Treasury bond that carried a yield of about 5.75%. Attractive prices and relatively high tax-free yields could bode well for continued strong demand for municipals, ultimately aiding their performance.

Semiannual Report

Spartan Ohio Municipal Income Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current tax-free income for Ohio residents by normally investing in investment-grade municipal securities whose interest is free from federal income tax and Ohio personal income tax

Fund number: 088

Trading symbol: FOHFX

Start date: November 15, 1985

Size: as of June 30, 2001, more than $393 million

Manager: George Fischer, since 1997; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1989

3

George Fischer on the weaker economy's effect on Ohio's municipal issuers:

"Weakening economic conditions have forced most states - including Ohio - and municipalities to re-evaluate their current budgets and assumptions about the future. A slowing economy has curtailed tax receipts, including key revenues such as corporate taxes, personal income taxes and sales taxes. Furthermore, the stock market's weakness has cut into revenue generated by taxes on stock-option profits and capital gains. This financial pinch has been exacerbated by rising expenses - particularly health care and education costs. Just a short time after enjoying surpluses, many issuers in Ohio and across the nation now are being forced to consider cutting spending on a wide range of programs.

"As a manager of municipal bond funds, my job is to monitor the economy's ebbs and flows to determine how they'll affect revenue collections. So far, I think that the issuers of bonds in which the fund invests have done a decent job of dealing with slower revenue growth. But, as always, I'll keep a close eye on these developments, looking for problems stemming from a slower economy."

Semiannual Report

Spartan Ohio Municipal Income Fund

Investment Changes

Top Five Sectors as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	48.5	42.8
Education	10.0	9.9
Escrowed/Pre-Refunded	8.5	7.0
Water & Sewer	6.9	8.6
Health Care	6.6	7.4
Average Years to Maturity as of June 30, 2001
		6 months ago
Years	13.9	15.1
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of June 30, 2001
6 months ago
Years	7.0	7.1

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of June 30, 2001	As of December 31, 2000
Aaa 56.8%	Aaa 57.2%
Aa, A 37.8%	Aa, A 34.3%
Baa 3.2%	Baa 6.3%
Ba and Below 0.2%	Ba and Below 0.2%
Not Rated 2.0%	Not Rated 2.0%

Where Moody's ratings are not available, we have used S&P® ratings. Amounts shown are as a percentage of the fund's investments.

Semiannual Report

Spartan Ohio Municipal Income Fund

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Bonds - 98.6%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - 97.0%
Adams County Valley Local School District:
(Adams & Highland County Proj.) 6.65% 12/1/05 (MBIA Insured)	Aaa	$ 1,000,000	$ 1,118,480
6.65% 12/1/03 (MBIA Insured)	Aaa	1,000,000	1,078,750
6.65% 12/1/04 (MBIA Insured)	Aaa	1,000,000	1,099,920
Akron Gen. Oblig.:
(Parking Facilities Proj.) 8.75% 11/1/03	A1	160,000	179,557
Series 1997, 6% 12/1/12 (MBIA Insured)	Aaa	1,250,000	1,408,263
5.5% 12/1/21	A1	2,000,000	2,054,860
Akron Wtrwks. Rev. (Mtg. Impt. Proj.) 4.875% 3/1/12 (MBIA Insured)	Aaa	2,000,000	2,019,540
Alliance Wtrwks. Rev. 0% 10/15/06 (FGIC Insured) (Escrowed to Maturity) (c)	Aaa	765,000	617,814
Avon Lake City School District 5.5% 12/1/26 (FGIC Insured)	Aaa	2,205,000	2,247,667
Bowling Green Univ. Gen. Receipts:
5.75% 6/1/11 (FGIC Insured)	Aaa	1,425,000	1,574,411
5.75% 6/1/14 (FGIC Insured)	Aaa	1,190,000	1,289,103
5.75% 6/1/16 (FGIC Insured)	Aaa	1,250,000	1,339,925
Buckeye Local School District (Jefferson County Proj.):
0% 12/1/06 (AMBAC Insured)	Aaa	375,000	300,821
0% 12/1/07 (AMBAC Insured)	Aaa	760,000	578,846
Buckeye Valley Local School District Delaware County Series A, 6.85% 12/1/15 (MBIA Insured)	Aaa	2,500,000	2,982,200
Butler County Trans. Impt. District Series 1997 A, 6% 4/1/10 (FSA Insured)	Aaa	1,500,000	1,666,485
Cincinnati Gen. Oblig. (Police & Firemen's Disability Proj.) 6% 12/1/35	Aa1	5,000,000	5,368,900
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series A:
5.5% 12/1/01 (b)	A1	2,020,000	2,036,988
7.25% 2/1/08 (b)	A	4,000,000	4,004,560
Cincinnati Wtr. Sys. Rev. 5.5% 12/1/09	Aa2	2,200,000	2,376,902
Cleveland Arpt. Sys. Rev. Series A:
5.5% 1/1/08 (FSA Insured) (b)	Aaa	1,500,000	1,596,480
6% 1/1/10 (FGIC Insured) (b)	Aaa	2,620,000	2,768,633
Cleveland Gen. Oblig.:
5.25% 12/1/17 (FGIC Insured)	Aaa	1,355,000	1,376,057
5.375% 9/1/11 (AMBAC Insured)	Aaa	1,960,000	2,073,660
5.5% 9/1/16 (AMBAC Insured)	Aaa	2,000,000	2,065,400
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Cleveland Pub. Pwr. Sys. Rev.:
(First Mtg. Prog.):
Series A:
0% 11/15/08 (MBIA Insured)	Aaa	$ 5,480,000	$ 3,968,068
0% 11/15/10 (MBIA Insured)	Aaa	2,685,000	1,737,947
0% 11/15/11 (MBIA Insured)	Aaa	2,685,000	1,644,133
Sub Series 1, 5.125% 11/15/18 (MBIA Insured)	Aaa	2,000,000	2,002,840
5.25% 11/15/14 (MBIA Insured)	Aaa	1,000,000	1,039,050
Cleveland Wtrwks. Rev. (First Mtg. Prog.):
Series F 92A, 6.25% 1/1/15 (AMBAC Insured)	Aaa	125,000	128,608
Series F 92B, 6.25% 1/1/05 (AMBAC Insured)	Aaa	1,000,000	1,034,710
Series H, 5.75% 1/1/16 (MBIA Insured)	Aaa	45,000	47,252
Columbus Gen. Oblig.:
(Various Purp. Proj.) Series 1, 6% 5/15/10 (Pre-Refunded to 5/15/04 @ 102) (c)	Aaa	1,000,000	1,088,720
Series 1, 5.25% 9/15/11	Aaa	2,000,000	2,064,920
Series 1999 2, 5.5% 6/15/12	Aaa	4,000,000	4,312,760
Series D, 5.25% 9/15/11	Aaa	2,000,000	2,064,920
Cuyahoga County Gen. Oblig.:
Series A:
0% 10/1/08 (MBIA Insured)	Aaa	4,000,000	2,911,920
0% 10/1/09 (MBIA Insured)	Aaa	4,200,000	2,886,912
0% 10/1/11 (MBIA Insured)	Aaa	2,400,000	1,478,136
0% 10/1/12 (MBIA Insured)	Aaa	1,505,000	872,554
0% 10/1/13 (MBIA Insured)	Aaa	1,500,000	818,685
5.75% 12/1/11	Aa1	4,350,000	4,775,126
5.75% 12/1/12	Aa1	1,950,000	2,120,235
5.75% 12/1/13	Aa1	2,210,000	2,383,640
5.75% 12/1/14	Aa1	1,460,000	1,571,267
Delaware City School District:
0% 12/1/09 (FGIC Insured)	Aaa	1,000,000	682,180
5.5% 12/1/08 (FGIC Insured)	Aaa	1,400,000	1,488,172
Delaware County Gen. Oblig.:
4.75% 12/1/24 (MBIA Insured)	Aaa	1,900,000	1,755,923
6% 12/1/25	Aa2	1,000,000	1,077,720
6.25% 12/1/20	Aa2	1,250,000	1,377,275
Dublin City School District 0% 12/1/04 (AMBAC Insured)	Aaa	1,930,000	1,701,199
Dublin Gen. Oblig. Series 2000 B, 6% 12/1/15	Aa1	2,000,000	2,186,860
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Fairborn City School District (School Impt. Proj.) 5.75% 12/1/26 (FSA Insured)	Aaa	$ 2,200,000	$ 2,307,866
Fairfield City School District:
(School Impt. Proj.):
5% 12/1/10 (FGIC Insured)	Aaa	1,740,000	1,821,554
5.25% 12/1/14 (FGIC Insured)	Aaa	2,430,000	2,529,752
7.1% 12/1/07 (FGIC Insured) (Pre-Refunded to 12/1/05 @ 103) (c)	Aaa	1,120,000	1,308,048
7.45% 12/1/14 (FGIC Insured)	Aaa	1,000,000	1,271,060
Franklin County Gen. Oblig.:
5.375% 12/1/20	Aaa	2,000,000	2,051,620
5.5% 12/1/15	Aaa	1,225,000	1,270,901
5.5% 12/1/16	Aaa	1,290,000	1,334,015
Franklin County Gen. Oblig. Rev. (Online Computer Library Ctr., Inc. Proj.):
6% 4/15/13	-	3,500,000	3,530,100
7.2% 7/15/06 (Pre-Refunded to 7/15/01 @ 100) (c)	-	1,000,000	1,001,220
Franklin County Hosp. Rev.:
(Holy Cross Health Sys. Corp. Proj.) 5.875% 6/1/21	Aa3	1,000,000	1,024,520
5.5% 5/1/13 (AMBAC Insured)	Aaa	1,130,000	1,202,535
Gallia County Hosp. Facilities Rev. (Holzer Med. Ctr. Proj.) 5.125% 10/1/13 (AMBAC Insured)	Aaa	3,000,000	3,065,820
Gateway Economic Dev. Corp. Greater Cleveland Stadium Rev. Series 1990, 6.5% 9/15/14 (b)	-	3,000,000	3,035,970
Greater Cleveland Reg'l. Trans. Auth. 5.65% 12/1/16 (FGIC Insured) (Pre-Refunded to 12/1/06 @ 101) (c)	Aaa	1,800,000	1,981,512
Greene County Gen. Oblig. Rev. (Fairview Extended Proj.) Series B, 4.5% 1/1/11 (MBIA Insured)	Aaa	2,150,000	2,171,436
Greene County Swr. Sys. Rev. 0% 12/1/09 (AMBAC Insured)	Aaa	775,000	528,690
Greene County Wtr. Sys. Rev. Series A, 6% 12/1/16 (FGIC Insured)	Aaa	2,500,000	2,716,200
Hamilton County Gen. Oblig.:
5.25% 12/1/16	Aa2	1,900,000	1,930,153
5.25% 12/1/17	Aa2	2,005,000	2,034,333
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Hamilton County Health Care Sys. Rev. (Sisters of Charity Health Care Proj.) Series A:
6.25% 5/15/08 (AMBAC Insured) (Pre-Refunded to 5/15/03 @ 101) (c)	Aaa	$ 4,220,000	$ 4,496,663
6.25% 5/15/14 (AMBAC Insured) (Pre-Refunded to 5/15/03 @ 101) (c)	Aaa	1,000,000	1,065,560
Hamilton County Health Sys. Rev. (Providence Hosp./Franciscan Sisters Poor Health Sys. Proj.) 6.875% 7/1/15 (Pre-Refunded to 7/1/02 @ 102) (c)	Baa2	5,000,000	5,301,250
Hamilton County Swr. Sys. Rev. (Metro. Swr. District Proj.) Series A, 5.75% 12/1/25 (MBIA Insured)	Aaa	6,000,000	6,283,020
Hamilton Elec. Sys. Mtg. Rev. Series A:
6% 10/15/09 (FGIC Insured)	Aaa	2,920,000	3,052,597
6% 10/15/12 (FGIC Insured)	Aaa	2,000,000	2,085,180
Hilliard School District:
Series 2001 B, 5.5% 12/1/08	Aa2	2,780,000	3,019,136
Series A, 6% 12/1/05 (FGIC Insured)	Aaa	1,415,000	1,545,562
0% 12/1/11 (FGIC Insured)	Aaa	3,720,000	2,273,143
5.75% 12/1/28 (FGIC Insured)	Aaa	3,005,000	3,157,384
Indian Hill Exempt Village School District Hamilton County:
5.25% 12/1/13	Aa1	2,115,000	2,208,906
5.25% 12/1/14	Aa1	1,275,000	1,320,964
Kings Local School District 6.1% 12/1/25	AA-	6,800,000	7,363,040
Lakewood Gen. Oblig. Series A:
6.6% 12/1/08	Aa3	1,525,000	1,743,456
6.6% 12/1/11	Aa3	1,630,000	1,902,422
Lakota Local School District:
0% 12/1/01	A1	590,000	583,097
0% 12/1/02	Aa3	555,000	530,924
0% 12/1/03	Aa3	260,000	239,520
0% 12/1/04	Aa3	730,000	643,459
0% 12/1/05	Aa3	690,000	580,166
0% 12/1/06	Aa3	650,000	521,423
0% 12/1/07	Aa3	610,000	464,600
5.125% 12/1/26 (FGIC Insured)	Aaa	1,800,000	1,763,820
Licking Heights Local School District (Facilities Construction & Impt. Proj.) Series A, 5.5% 12/1/24 (FGIC Insured)	Aaa	2,400,000	2,444,520
Lima Swr. Sys. Rev. Impt. 6.3% 12/1/12 (AMBAC Insured)	Aaa	2,500,000	2,624,300
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Lowellville San. Swr. Sys. Rev. (Browning-Ferris Industries, Inc. Proj.) 7.25% 6/1/06 (b)	BB-	$ 700,000	$ 710,829
Lucas County Hosp. Rev. (Promedia Health Care Oblig. Group Proj.):
5.375% 11/15/23 (AMBAC Insured)	Aaa	5,000,000	5,034,900
5.625% 11/15/12 (AMBAC Insured)	Aaa	2,000,000	2,137,620
5.625% 11/15/13 (AMBAC Insured)	Aaa	1,200,000	1,276,572
Marion County Hosp. Impt. Rev. (Cmnty. Hosp. Proj.):
5.7% 5/15/02	BBB+	1,500,000	1,502,745
5.8% 5/15/03	BBB+	1,825,000	1,828,979
6.1% 5/15/06	BBB+	1,000,000	1,004,920
Medina City School District 5.25% 12/1/28 (FGIC Insured)	Aaa	11,175,000	11,128,171
Mentor Exempted Village School District:
0% 12/1/01 (MBIA Insured)	Aaa	795,000	785,945
0% 12/1/03 (MBIA Insured)	Aaa	840,000	773,833
Montgomery County Gen. Oblig. 5.5% 12/1/25	Aa2	2,235,000	2,296,306
Montgomery County Rev. (Catholic Health Initiatives Proj.) Series A, 6% 12/1/19	Aa3	2,000,000	2,098,540
Montgomery County Solid Waste Rev. 6% 11/1/05 (MBIA Insured)	Aaa	1,940,000	2,111,748
Newark Gen. Oblig. (Wtr. Sys. Impt. Proj.) 0% 12/1/07 (AMBAC Insured)	Aaa	455,000	346,546
North Canton School District Impt. 5.9% 12/1/14 (AMBAC Insured) (Pre-Refunded to 12/1/04 @ 102) (c)	Aaa	2,000,000	2,197,820
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. 6.25% 11/15/04 (AMBAC Insured)	Aaa	1,000,000	1,086,100
Ohio Air Quality Dev. Auth. Rev.:
(Columbus & Southern Pwr. Co. Proj.) Series A, 6.375% 12/1/20 (FGIC Insured)	Aaa	3,000,000	3,129,480
(Dayton Pwr. & Lt. Co. Proj.) 6.1% 9/1/30	A3	4,000,000	4,014,040
Ohio Bldg. Auth.:
(Administration Bldg. Fund Prog.):
Series 1999 A, 5.25% 10/1/11	Aa2	2,155,000	2,271,564
Series A:
4.75% 10/1/17	Aa2	1,000,000	955,020
4.875% 10/1/10	Aa2	1,000,000	1,025,990
(Adult Correctional Proj.):
Series 1999 A, 5.5% 10/1/11	Aa2	3,325,000	3,567,060
Series 2001 A, 5.5% 10/1/09 (FSA Insured)	Aaa	6,000,000	6,500,160
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Ohio Bldg. Auth.: - continued
Series A:
5.25% 10/1/17	Aa2	$ 1,000,000	$ 1,011,080
5.75% 4/1/11	Aa2	2,865,000	3,139,209
(Ohio Ctr. for the Arts Proj.) Series A, 5.45% 10/1/07	Aa2	1,300,000	1,397,747
(Sports Facility Bldg. Proj.) Series 1999 A, 5.25% 10/1/12	Aa2	2,940,000	3,072,212
(State Correctional Facilities Proj.) Series A, 5.7% 10/1/04	Aa2	1,125,000	1,199,036
(W. Green Bldg. Proj.) Series A, 4.75% 4/1/14	A2	4,620,000	4,531,619
Ohio Cap. Corp. for Hsg. Multi-family Rev. Series A, 7.5% 1/1/24	AAA	335,000	340,735
Ohio Gen. Oblig.:
(College Savings Prog.):
0% 8/1/09	Aa1	2,290,000	1,585,985
0% 8/1/10	Aa1	2,000,000	1,312,000
0% 8/1/14	Aa1	1,375,000	710,146
6.15% 8/1/10 (Pre-Refunded to 8/1/05 @ 102) (c)	Aa1	3,530,000	3,931,926
6.65% 8/1/05	Aa1	3,000,000	3,333,840
(Infrastructure Impt. Proj.) 6.65% 9/1/09	Aa1	1,000,000	1,136,340
(Parks & Recreation Cap. Facilities Proj.) Series 2001 IIA, 5.5% 12/1/13	Aa2	2,020,000	2,146,997
Ohio Higher Edl. Facilities Rev.:
(Case Western Reserve Univ. Proj.):
Series B, 6.5% 10/1/20	Aa2	2,250,000	2,639,880
Series C, 5.125% 10/1/17	Aa2	2,985,000	2,989,985
6% 10/1/14	Aa2	1,500,000	1,683,855
6% 10/1/22 (Pre-Refunded to 10/1/02 @ 102) (c)	Aa2	650,000	687,518
6.125% 10/1/15	Aa2	2,000,000	2,266,200
6.25% 10/1/16	Aa2	2,500,000	2,867,700
Series II B, 5.9% 12/1/06 (AMBAC Insured) (Pre-Refunded to 12/1/01 @ 102) (c)	Aaa	1,000,000	1,032,890
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series A, 6% 7/1/06	Aa2	1,375,000	1,503,686
(Denison Univ. Proj.):
5.3% 11/1/21	A1	3,775,000	3,784,060
5.5% 11/1/14	A1	1,000,000	1,055,690
(Oberlin College Proj.) 5% 10/1/29	AA	3,000,000	2,831,430
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Ohio Hsg. Fin. Agcy. Mtg. Rev. (Residential Proj.):
Series B2, 5.375% 9/1/19 (b)	AAA	$ 2,585,000	$ 2,609,377
Series C, 4.9% 9/1/26 (b)	Aaa	1,110,000	1,116,704
Ohio Poll. Cont. Rev. (Standard Oil Co.- BP Petrolium Proj.) 6.75% 12/1/15	Aa2	3,100,000	3,722,728
Ohio Pub. Facilities Commission Rev. (Mental Health Cap. Facilities Proj.):
Series 2000 IIA, 5.375% 6/1/14	Aa2	2,200,000	2,288,902
Series IIB, 5.125% 6/1/11 (FSA Insured) (Pre-Refunded to 6/1/06 @ 100) (c)	Aaa	2,600,000	2,759,926
Ohio Tpk. Commission Tpk. Rev. Series A:
5.5% 2/15/21 (FGIC Insured)	Aaa	5,000,000	5,290,750
5.6% 2/15/12 (MBIA Insured)	Aaa	2,840,000	3,011,337
5.7% 2/15/13 (MBIA Insured)	Aaa	2,660,000	2,823,430
6% 2/15/06 (FSA Insured)	Aaa	1,000,000	1,087,430
Ohio Univ. Gen. Receipts Series A, 5.8% 12/1/29	Aa2	3,300,000	3,441,405
Ohio Wtr. Dev. Auth. Poll. Cont. Facilites Rev.:
(Wtr. Cont. Ln. Fund Prog.) State Match Series, 6.5% 12/1/05 (MBIA Insured)	Aaa	2,735,000	3,036,616
(Wtr. Cont. Ln. Fund Proj.) 5.625% 6/1/06 (MBIA Insured)	Aaa	1,035,000	1,109,903
Ohio Wtr. Dev. Auth. Rev.:
(Pure Wtr. Proj.) Series I, 6% 12/1/16 (AMBAC Insured) (Escrowed to Maturity) (c)	Aaa	1,685,000	1,862,296
Impt. (Pure Wtr. Proj.) 5.5% 12/1/18 (AMBAC Insured)	Aaa	2,500,000	2,539,350
Ohio Wtr. Dev. Auth. Solid Waste Disp. Rev. (North Star BHP Steel/Cargill Proj.) 6.3% 9/1/20 (b)	A1	6,350,000	6,562,281
Ottawa County San. Swr. Sys. Rev. (Danbury Proj.) 0% 10/1/06 (AMBAC Insured)	Aaa	1,445,000	1,167,025
Pickerington Local School District 5.8% 12/1/09 (FGIC Insured)	Aaa	1,000,000	1,105,810
Plain Local School District 6% 12/1/25 (FGIC Insured)	Aaa	5,500,000	5,892,975
Portage County Hosp. Rev. (Robinson Memorial Hosp. Proj.) 6.5% 11/15/03 (MBIA Insured)	Aaa	1,080,000	1,158,592
Richland County Hosp. Facilities (MedCentral Health Sys. Proj.) Series B:
6.375% 11/15/22	A-	1,500,000	1,511,190
6.375% 11/15/30	A-	1,000,000	1,001,010
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Ohio - continued
Scioto County Marine Term. Facilities Rev. (Norfolk Southern Corp. Proj.) 5.3% 8/15/13	Baa1	$ 3,000,000	$ 2,994,000
Southwestern City School District Franklin & Pickway County Series A, 6.2% 12/1/06 (AMBAC Insured)	Aaa	1,000,000	1,056,580
Springboro Cmnty. City School District 0% 12/1/06 (AMBAC Insured)	Aaa	915,000	734,004
Summit County Gen. Oblig. 6% 12/1/21 (FGIC Insured)	Aaa	1,500,000	1,624,815
Swanton Local School District 5.25% 12/1/21 (FGIC Insured)	Aaa	3,415,000	3,430,948
Toledo Gen. Oblig.:
5.5% 12/1/08 (FGIC Insured)	Aaa	1,000,000	1,088,020
5.5% 12/1/09 (FGIC Insured)	Aaa	1,000,000	1,082,850
6.1% 12/1/14 (AMBAC Insured)	Aaa	1,750,000	1,867,495
7.625% 12/1/04 (AMBAC Insured)	Aaa	1,000,000	1,129,240
Univ. of Cincinnati Ctfs. of Prtn.:
5.5% 6/1/11 (MBIA Insured)	Aaa	1,045,000	1,132,247
5.5% 6/1/12 (MBIA Insured)	Aaa	1,315,000	1,413,231
5.5% 6/1/15 (MBIA Insured)	Aaa	1,000,000	1,046,560
Warren County Gen. Oblig.:
Swr. Impt. (P&G Co./Lower Miami Proj.) 5.5% 12/1/16	Aa2	1,455,000	1,493,427
6.1% 12/1/12	Aa2	500,000	558,405
6.65% 12/1/11	Aa2	500,000	567,590
Westerville City School District:
Series 2001, 5.5% 12/1/13 (MBIA Insured)	Aaa	1,250,000	1,335,025
5.5% 12/1/14 (MBIA Insured)	Aaa	1,430,000	1,515,586
Westlake City School District Series A, 6.15% 12/1/05	Aa3	1,060,000	1,167,844
			382,090,929
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Puerto Rico - 1.6%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Series Y, 5.5% 7/1/36 (FSA Insured)	Aaa	$ 1,000,000	$ 1,046,730
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series A, 4.75% 7/1/38 (MBIA Insured)	Aaa	1,750,000	1,610,980
Puerto Rico Commonwealth Infrastructure Fing. Auth. Series 2000 A, 5.5% 10/1/40 (Escrowed to Maturity) (c)	Aaa	3,500,000	3,603,110
			6,260,820
TOTAL INVESTMENT PORTFOLIO - 98.6% (Cost $372,618,031)	388,351,749
NET OTHER ASSETS - 1.4%	5,622,359
NET ASSETS - 100%	$ 393,974,108
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	90.6%	AAA, AA, A	82.5%
Baa	2.1%	BBB	4.3%
Ba	0.0%	BB	0.2%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 2%.
Purchases and sales of securities, other than short-term securities, aggregated $60,481,178 and $43,154,324, respectively.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	48.5%
Education	10.0
Escrowed/Pre-Refunded	8.5
Water & Sewer	6.9
Health Care	6.6
Electric Utilities	5.7
Others* (individually less than 5%)	13.8
100.0%
* Includes net other assets.
Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $372,442,276. Net unrealized appreciation aggregated $15,909,473, of which $16,636,982 related to appreciated investment securities and $727,509 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $848,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Ohio Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $372,618,031) - See accompanying schedule		$ 388,351,749
Cash		11,548,303
Receivable for fund shares sold		106,980
Interest receivable		3,452,795
Other receivables		36,278
Total assets		403,496,105
Liabilities
Payable for investments purchased	$ 7,634,824
Payable for fund shares redeemed	1,290,365
Distributions payable	422,930
Accrued management fee	123,469
Other payables and accrued expenses	50,409
Total liabilities		9,521,997
Net Assets		$ 393,974,108
Net Assets consist of:
Paid in capital		$ 379,406,944
Undistributed net investment income		88,208
Accumulated undistributed net realized gain (loss) on investments		(1,254,762)
Net unrealized appreciation (depreciation) on investments		15,733,718
Net Assets, for 34,042,389 shares outstanding		$ 393,974,108
Net Asset Value, offering price and redemption price per share ($393,974,108 ÷ 34,042,389 shares)		$11.57

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Ohio Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Interest		$ 10,027,572
Expenses
Management fee	$ 735,437
Transfer agent fees	153,559
Accounting fees and expenses	60,084
Non-interested trustees' compensation	825
Custodian fees and expenses	3,285
Registration fees	17,996
Audit	15,699
Legal	1,112
Total expenses before reductions	987,997
Expense reductions	(113,628)	874,369
Net investment income		9,153,203
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		133,490
Change in net unrealized appreciation (depreciation) on investment securities		850,974
Net gain (loss)		984,464
Net increase (decrease) in net assets resulting from operations		$ 10,137,667

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Ohio Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 9,153,203	$ 17,673,915
Net realized gain (loss)	133,490	(1,095,002)
Change in net unrealized appreciation (depreciation)	850,974	22,927,354
Net increase (decrease) in net assets resulting from operations	10,137,667	39,506,267
Distributions to shareholders from net investment income	(9,048,852)	(17,700,231)
Share transactions Net proceeds from sales of shares	43,783,879	54,525,383
Reinvestment of distributions	6,361,393	12,141,443
Cost of shares redeemed	(38,323,517)	(60,394,239)
Net increase (decrease) in net assets resulting from share transactions	11,821,755	6,272,587
Redemption fees	11,630	-
Total increase (decrease) in net assets	12,922,200	28,078,623
Net Assets
Beginning of period	381,051,908	352,973,285
End of period (including undistributed net investment income of $88,208 and $6,609, respectively)	$ 393,974,108	$ 381,051,908
Other Information Shares
Sold	3,770,820	4,903,769
Issued in reinvestment of distributions	549,202	1,094,262
Redeemed	(3,303,511)	(5,482,947)
Net increase (decrease)	1,016,511	515,084

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 11.540	$ 10.860	$ 11.740	$ 11.720	$ 11.430	$ 11.590
Income from Investment Operations Net investment income	.271 E	.552 E	.536	.538	.554	.560
Net realized and unrealized gain (loss)	.028	.681	(.857)	.125	.413	(.090)
Total from investment operations	.299	1.233	(.321)	.663	.967	.470
Less Distributions
From net investment income	(.269)	(.553)	(.536)	(.538)	(.554)	(.560)
From net realized gain	-	-	(.011)	(.105)	(.105)	(.070)
In excess of net realized gain	-	-	(.012)	-	(.018)	-
Total distributions	(.269)	(.553)	(.559)	(.643)	(.677)	(.630)
Redemption fees added to paid in capital	.000	-	-	-	-	-
Net asset value, end of period	$ 11.570	$ 11.540	$ 10.860	$ 11.740	$ 11.720	$ 11.430
Total Return B, C	2.61%	11.68%	(2.83)%	5.79%	8.74%	4.23%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 393,974	$ 381,052	$ 352,973	$ 396,166	$ 388,907	$ 381,626
Ratio of expenses to average net assets before expense reductions	.51% A	.52%	.52%	.55%	.58%	.59%
Ratio of expenses to average net assets after voluntary waivers	.51% A	.52%	.52%	.55%	.56%	.59%
Ratio of expenses to average net assets after all expense reductions	.45% A, D	.46% D	.51% D	.55%	.56%	.59%
Ratio of net investment income to average net assets	4.73% A	4.99%	4.71%	4.58%	4.83%	4.93%
Portfolio turnover rate	23% A	28%	14%	19%	15%	43%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

E Net investment income per share has been calculated based on average shares outstanding during the period.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Ohio Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity OH Municipal Money Market	1.55%	3.50%	17.12%	35.20%
Ohio Tax-Free Money Market Funds Average	1.41%	3.27%	16.41%	34.44%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Ohio tax-free money market funds average, which reflects the performance of Ohio tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past six months average represents a peer group of 14 mutual funds.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity OH Municipal Money Market	3.50%	3.21%	3.06%
Ohio Tax-Free Money Market Funds Average	3.27%	3.08%	3.00%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Semiannual Report

Fidelity Ohio Municipal Money Market Fund

Performance - continued

Yields

	7/2/01	4/2/01	1/1/01	10/2/00	7/3/00

Fidelity Ohio Municipal Money Market Fund	2.61%	3.37%	4.24%	4.44%	3.97%

Ohio Tax-Free Money Market Funds Average	2.39%	2.97%	3.91%	3.73%	3.83%

Ohio Municipal Money Market Tax-equivalent	4.37%	5.65%	7.13%	7.46%	6.67%

Portion of fund's income subject to state taxes	3.28%	2.12%	1.04%	0.00%	0.00%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Ohio tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 40.47%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to states taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. And there is no assurance that a money fund will maintain a $1 share price.

3

Semiannual Report

Fidelity Ohio Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Norm Lind, Portfolio Manager of Fidelity Ohio Municipal Money Market Fund

Q. Norm, what was the investment environment like during the six months that ended June 30, 2001?

A. The Federal Reserve Board's rate-cutting policy dominated discussion. At the end of 2000, U.S. economic growth started to trend downward. Industrial production declined and corporate spending diminished within a climate of a struggling stock market and rising energy prices. Despite higher fuel costs, however, inflation remained under control. In order to reduce the possibility of a recession, the Fed lowered the rate banks charge each other for overnight loans - known as the fed funds target rate - six times. The Fed surprised the market by implementing the first rate cut of a half-percentage point just a few days into 2001, well in advance of its next scheduled meeting. Continued concerns about the stalling economy encouraged the Fed to follow through with four more half-percentage point reductions. Three of these moves came at the Fed's regularly scheduled meetings in January, March and May. The fourth was another surprise cut that occurred in April, which was followed by the Fed's 0.25 percentage point reduction of the target rate at the end of June. All in all, the Fed reduced the fed funds target rate from 6.50% at the beginning of 2001 to 3.75% at the end of June 2001.

Q. Were there any developments of note specific to the municipal money market during the period?

A. Yes, there were. Municipal money market funds did not experience the same kind of cash inflows and outflows that usually occur at different points during the year. For example, investors typically take assets out of money market funds in December and April in order to meet tax payments, and January usually brings with it a significant influx of new assets to money market funds. This year, withdrawals in December and April were lower than anticipated, and inflows in January were higher than normal. There were two main reasons for this anomaly. First, yields in the municipal money market remained attractive relative to alternatives in the taxable market. Second, with the equity markets experiencing some protracted struggles, investors were attracted to less-volatile investments such as money market funds.

Q. What was your strategy with the fund?

A. With interest rates on the decline, I looked to invest in longer-term maturities to lengthen the average maturity of the fund. I did so in order to lock in higher rates in a declining rate environment. However, there were two factors that made it difficult for us to extend the average maturity at times. Any new capital coming into the fund, by nature, shortened the average maturity. In addition, the constrained supply of new issuance in the Ohio market was swallowed up quickly, and we needed to be aggressive at securing new deals when they came to market.

Semiannual Report

Fidelity Ohio Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on June 30, 2001, was 2.63%, compared to 4.22% six months ago. The more recent seven-day yield was the equivalent of a 4.46% taxable rate of return for Ohio investors in the 40.47% combined state and federal income tax bracket. Through June 30, 2001, the fund's six-month total return was 1.55%, compared to 1.41% for the Ohio tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, Norm?

A. There are differing opinions about when the Fed will finish this latest cycle of easing monetary policy. It seems that most economists and media pundits feel that the Fed is just about done. Nevertheless, it's quite conceivable that the Fed could continue to lower rates at its next two or three meetings. My approach will be a cautious one. I'll be selectively choosing investments along the yield curve that offer particular value, with a bias toward keeping the fund's average maturity on the long side. Broadly speaking, municipal money market securities remain relatively cheap on an after-tax basis.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high current tax-free income while maintaining a stable $1 share price by investing in high-quality, short-term municipal money market securities whose interest is free from federal income tax and Ohio individual income tax

Fund number: 419

Trading symbol: FOMXX

Start date: August 29, 1989

Size: as of June 30, 2001, more than $535 million

Manager: Norm Lind, since 2000; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1986

3

Semiannual Report

Fidelity Ohio Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 6/30/01	% of fund's investments 12/31/00	% of fund's investments 6/30/00
0 - 30	70.7	73.5	66.8
31 - 90	8.9	4.8	8.7
91 - 180	3.6	7.6	12.3
181 - 397	16.8	14.1	12.2
Weighted Average Maturity
	6/30/01	12/31/00	6/30/00
Ohio Municipal Money Market Fund	64 Days	52 Days	62 Days
Ohio Tax-Free Money Market Funds Average *	55 Days	56 Days	50 Days
Asset Allocation (% of fund's net assets)
As of June 30, 2001	As of December 31, 2000
Variable Rate Demand Notes (VRDNs) 65.2%	Variable Rate Demand Notes (VRDNs) 67.2%
Commercial Paper (including CP Mode) 0.8%	Commercial Paper (including CP Mode) 0.0%
Tender Bonds 2.7%	Tender Bonds 8.4%
Municipal Notes 29.1%	Municipal Notes 21.7%
Municipal Money Market Funds 0.0%	Municipal Money Market Funds 0.7%
Other Investments 3.4%	Other Investments 0.0%
Net Other Assets** (1.2)%	Net Other Assets 2.0%

** Net Other Assets are not included in pie chart.

*Source: iMoneyNet, Inc.

Semiannual Report

Fidelity Ohio Municipal Money Market Fund

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Securities - 101.2%
	Principal Amount	Value (Note 1)
Ohio - 101.2%
American Muni. Pwr. BAN (Cleveland Elec. Co. Proj.) 4.55% 8/22/01	$ 4,700,000	$ 4,700,000
Anthony Wayne Local School District BAN 4.77% 12/6/01	2,875,000	2,878,806
Ashland Gen. Oblig. BAN:
(Court & Jail Facilities Proj.) 4.75% 7/12/01	4,100,000	4,100,295
3% 7/11/02 (a)	3,240,000	3,251,016
Ashtabula County Indl. Dev. Rev.:
(Plasticolors, Inc. Proj.) Series 1996 A, 2.99%, LOC Key Bank Nat'l. Assoc., VRDN (b)(c)	2,140,000	2,140,000
(Zehro Plastics, Inc. Proj.) Series 1999, 2.8%, LOC Bank One NA, Michigan, VRDN (b)(c)	5,000,000	5,000,000
Bay Village Gen. Oblig. BAN 3.25% 6/28/02	3,500,000	3,515,864
Bedford Heights Indl. Dev. Rev. (Olympic Steel Proj.) Series 1989, 2.9%, LOC Nat'l. City Bank, VRDN (b)(c)	700,000	700,000
Bowling Green Gen. Oblig. BAN:
3.25% 6/13/02	4,755,000	4,776,078
4.75% 9/6/01	4,700,000	4,702,639
Brecksville Gen. Oblig. BAN:
3.2% 9/4/01	700,000	700,324
3.2% 5/30/02	1,000,000	1,002,390
Bryan Gen. Oblig. BAN 4.45% 12/12/01	2,400,000	2,400,000
Cambridge Hosp. Facilities Rev. Bonds (Southeastern Reg'l. Med. Ctr. Proj.) 3.1%, tender 8/1/01, LOC Nat'l. City Bank (b)	6,625,000	6,625,000
Cincinnati Student Ln. Fdg. Corp. Student Ln. Rev. Series 1998 A1, 2.75% (BPA Bank of America NA), VRDN (b)(c)	7,100,000	7,100,000
Clark County Gen. Oblig. BAN Series 2001 E, 3.2% 6/18/02	875,000	877,624
Clermont County Indl. Dev. Rev. (American Micro Products Proj.) 2.99%, LOC Firstar Bank NA, VRDN (b)(c)	3,800,000	3,800,000
Cleveland Wtrwks. Rev.:
Bonds Series F, 6.5% 1/1/21 (AMBAC Insured) (Pre-Refunded to 1/1/02 @ 102) (d)	8,565,000	8,869,403
Participating VRDN Series Merlots 01 A24, 2.8% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(e)	4,020,000	4,020,000
Columbus Wtr. Sys. Rev. Bonds 6.2% 11/1/04 (Pre-Refunded to 11/1/01 @ 102) (d)	4,090,000	4,213,317
Cuyahoga County Civic Facilities Rev. (Fairfax Dev. Corp. Proj.) 2.83%, LOC Key Bank Nat'l. Assoc., VRDN (b)	4,850,000	4,850,000
Cuyahoga County Health Care Facilities Rev. (Althenheim Proj.) 2.83%, LOC Firstar Bank NA, VRDN (b)	7,355,000	7,355,000
Cuyahoga County Indl. Dev. Rev.:
(Marine Mechanical Corp. Proj.) 2.95%, LOC Nat'l. City Bank, VRDN (b)(c)	4,540,000	4,540,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Cuyahoga County Indl. Dev. Rev.: - continued
(Progressive Plastics, Inc. Proj.) 2.95%, LOC Bank One NA, VRDN (b)(c)	$ 1,890,000	$ 1,890,000
(The Great Lakes Brewing Co. Proj.) Series 1997, 2.88%, LOC Huntington Nat'l. Bank, Columbus, VRDN (b)(c)	4,995,000	4,995,000
Cuyahoga Falls Gen. Oblig. BAN 4.875% 9/5/01	2,000,000	2,001,484
Dayton Gen. Oblig. BAN 4.75% 8/30/01	2,150,000	2,151,129
Delaware County Health Care Facilities (Willow Brook Christian Cmnty. Proj.) Series 1999, 2.83%, LOC Huntington Nat'l. Bank, Columbus, VRDN (b)	4,170,000	4,170,000
Erie County Indl. Dev. Rev. (US Tsubaki Proj.) Series 99, 2.8%, LOC Lasalle Bank NA, VRDN (b)(c)	5,000,000	5,000,000
Erie County Multi-family Hsg. Rev. (Providence Residential Comnty. Corp. Proj.) Series 1999 A, 2.83%, LOC Bank One NA, VRDN (b)	10,600,000	10,600,000
Euclid City School District BAN 3.2% 12/11/01	500,000	500,874
Fairfield County Gen. Oblig. BAN:
3.1% 7/9/02 (a)	3,000,000	3,013,110
3.65% 1/25/02	3,500,000	3,506,342
4.87% 7/11/01	4,600,000	4,600,446
Franklin County Econ. Dev. Rev. (Hopkins Printing, Inc. Proj.) 2.95%, LOC Nat'l. City Bank, VRDN (b)(c)	2,600,000	2,600,000
Franklin County Indl. Dev. Rev. (Inland Products, Inc. Proj.) 2.9%, LOC PNC Bank NA, VRDN (b)(c)	400,000	400,000
Franklin County Multi-family Rev.:
Bonds (BlackLick Station Apts. Proj.) Series 1999, 4.65%, tender 10/1/01, LOC Fifth Third Bank, Cincinnati (b)(c)	3,000,000	3,000,000
(Golf Pointe Apts. Proj.) Series 2000 A, 2.8%, LOC Lasalle Bank NA, VRDN (b)(c)	4,600,000	4,600,000
Franklin Multi-family Rev. Bonds (260 East Naghten Street Proj.) 5.05%, tender 8/1/01, LOC Fifth Third Bank, Cincinnati (b)(c)	4,600,000	4,600,000
Geauga County Gen. Oblig. BAN 3.75% 3/8/02	1,600,000	1,603,167
Geauga County Health Care Facilities Rev. (Montefiore Hsg. Corp. Proj.) Series 2001, 2.83%, LOC Key Bank Nat'l. Assoc., VRDN (b)	6,000,000	6,000,000
Granville Exempted Village School District BAN:
3.6% 5/2/02	2,500,000	2,510,118
4.87% 7/17/01	2,500,000	2,500,610
Hamilton County Indl. Dev. Rev. (Metro Containers, Inc. Proj.) 2.95%, LOC Bank One NA, VRDN (b)(c)	1,080,000	1,080,000
Hamilton Local School District BAN 4% 7/12/01	2,231,000	2,231,433
Highland Heights Gen. Oblig. BAN 4% 12/13/01	1,215,000	1,217,931
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Hilliard Gen. Oblig. BAN 3.76% 1/25/02	$ 2,900,000	$ 2,907,354
Kettering Indl. Dev. Rev. (Millat Industries Corp. Proj.) 2.95%, LOC Nat'l. City Bank, VRDN (b)(c)	4,225,000	4,225,000
Lake County BAN 4.75% 10/3/01	2,225,000	2,226,645
Lake County Indl. Dev. Rev.:
(American Bus. Co. Proj.) 2.88%, LOC Huntington Nat'l. Bank, Columbus, VRDN (b)(c)	1,175,000	1,175,000
(Norshar Co. Proj.) 2.95%, LOC Bank One NA, VRDN (b)(c)	3,275,000	3,275,000
Lakewood Gen. Oblig. BAN 3.5% 5/24/02	1,350,000	1,354,681
Lebanon City School District BAN 3.03% 3/5/02	5,400,000	5,410,016
Lebanon Gen. Oblig. BAN:
3.15% 5/23/02	1,200,000	1,200,000
3.21% 5/23/02	1,290,000	1,293,133
Lorain County Hosp. Rev. (Elyria United Methodist Village Proj.) Series 1996 B, 2.76%, LOC Bank One NA, VRDN (b)	4,100,000	4,100,000
Lucas County Multi-family Rev.:
(Beacon Place/Cubbon Proj.) 2.85%, LOC Firstar Bank NA, VRDN (b)	3,120,000	3,120,000
(Lakewoods Proj.) 2.99%, LOC Key Bank Nat'l. Assoc., VRDN (b)(c)	4,000,000	4,000,000
Mason City School District BAN Series A, 3.58% 2/14/02	5,650,000	5,660,228
Medina County Indl. Dev. Rev.:
(Firedex, Inc. Proj.) Series 1997, 2.99%, LOC Key Bank Nat'l. Assoc., VRDN (b)(c)	1,015,000	1,015,000
(Rembond Proj.) Series 1996, 2.95%, LOC Firstar Bank NA, VRDN (b)(c)	2,550,000	2,550,000
Medina Wtr. Sys. Impt. BAN 4.75% 7/12/01	4,100,000	4,100,295
Miamisburg Gen. Oblig. BAN 3% 6/27/02	1,320,000	1,324,184
Montgomery County Health Care Rev. (Eastway Corp. & Property Resource Proj.) Series 1997, 2.88%, LOC Huntington Nat'l. Bank, Columbus, VRDN (b)(c)	2,820,000	2,820,000
Montgomery County Multi-family Hsg. Dev. Rev.:
(Pedcor Investments-Lyons Gate Proj.) 2.89%, LOC Fed. Home Ln. Bank, Cincinnati, VRDN (b)(c)	4,421,000	4,421,000
(Timber Creek Village Apts. Proj.) Series 1998, 2.82%, LOC Key Bank Nat'l. Assoc., VRDN (b)(c)	3,530,000	3,530,000
North Baltimore Local School District BAN 4% 4/11/02	1,730,000	1,737,802
North Olmsted Library Impt. BAN 4.55% 7/31/01	685,000	685,192
North Ridgeville Gen. Oblig. BAN 3.3% 5/9/02	2,000,000	2,003,470
Ohio Air Quality Dev. Auth. Rev. Bonds (Cleveland Elec. Illumination Co. Proj.) Series 1988 B, 3.2% tender 9/10/01 (FGIC Insured) (Liquidity Facility FGIC-SPI), CP mode	4,295,000	4,295,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Ohio Higher Edl. Facility Commission Rev.:
Participating VRDN Series MSDW 98 116, 2.78% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(e)	$ 4,500,000	$ 4,500,000
(Pooled Fing. Prog.) Series 1996, 2.8%, LOC Fifth Third Bank, Cincinnati, VRDN (b)	3,800,000	3,800,000
Ohio Hsg. Fin. Agcy. Mtg. Rev.:
Bonds Series B, 3.4% 3/1/02 (c)	5,000,000	5,000,000
Participating VRDN:
Series BA 00 Q, 2.83% (Liquidity Facility Bank of America NA) (b)(c)(e)	2,675,000	2,675,000
Series BA 98 B, 2.83% (Liquidity Facility Bank of America NA) (b)(c)(e)	14,695,000	14,695,000
Series BA 98 Q, 2.83% (Liquidity Facility Bank of America NA) (b)(c)(e)	4,600,000	4,600,000
Series BA 99 Q, 2.83% (Liquidity Facility Bank of America NA) (b)(c)(e)	12,310,000	12,310,000
Series CDC 99 A, 2.82% (Liquidity Facility Caisse des Depots et Consignations) (b)(c)(e)	4,600,000	4,600,000
Series FRRI 25, 2.95% (Liquidity Facility Bank of New York NA) (b)(c)(e)	3,100,000	3,100,000
Series Merlots 00 A1, 2.8% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(c)(e)	4,505,000	4,505,000
Series Merlots 00 AA, 2.85% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (b)(c)(e)	6,970,000	6,970,000
Series PA 758R, 2.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	3,950,000	3,950,000
Series PA 806, 2.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	8,540,000	8,540,000
Series PA 93, 2.87% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	679,000	679,000
Series PT 122, 2.82% (Liquidity Facility Banco Santander Central Hispano SA) (b)(c)(e)	2,815,000	2,815,000
Series PT 228, 2.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	6,400,000	6,400,000
Series PT 241, 2.82% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (b)(c)(e)	5,990,000	5,990,000
Series PT 282, 2.82% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(c)(e)	4,400,000	4,400,000
Series PT 567, 2.82% (Liquidity Facility Banco Santander Central Hispano SA) (b)(c)(e)	5,400,000	5,400,000
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev.:
(Club at Spring Valley Apts. Proj.) Series 1996 A, 2.89%, LOC Key Bank Nat'l. Assoc., VRDN (b)(c)	4,100,000	4,100,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev.: - continued
(Pedcor Invt. Willowlake Apts. Proj.):
Series A, 2.83%, LOC Bank One NA, VRDN (b)(c)	$ 3,160,000	$ 3,160,000
Series B, 2.93%, LOC Fed. Home Ln. Bank, Indianapolis, VRDN (b)(c)	495,000	495,000
Series C, 2.93%, LOC Fed. Home Ln. Bank, Indianapolis, VRDN (b)(c)	625,000	625,000
Series D, 2.93%, LOC Fed. Home Ln. Bank, Indianapolis, VRDN (b)(c)	625,000	625,000
Ohio Indl. Dev. Rev.:
(Carpenter/Clapp & Haney Tool Co. Proj.) Series 1987 P, 2.89%, LOC Bank One NA, VRDN (b)(c)	105,000	105,000
(Dramex Int'l., Inc. Proj.):
Series 1988 I, 2.89%, LOC Bank One NA, VRDN (b)(c)	500,000	500,000
Series 1988 II, 2.89%, LOC PNC Bank NA, VRDN (b)(c)	200,000	200,000
(K&S Realty Proj.) Series 1989 I, 2.89%, LOC Nat'l. City Bank, VRDN (b)(c)	165,000	165,000
(K&S Realty/Starr Fabricating, Inc. Proj.) Series 1989 III, 2.89%, LOC Nat'l. City Bank, VRDN (b)(c)	180,000	180,000
(Kaufmans Bakery Co. Proj.) Series 1987 K, 2.89%, LOC Bank One NA, VRDN (b)(c)	205,000	205,000
(Midwest Acoust-A-Fiber, Inc. Proj.) Series 1989 I, 2.89%, LOC Nat'l. City Bank, VRDN (b)(c)	210,000	210,000
(Morrow Macke Realty Proj.) Series 1988 C, 2.89%, LOC Bank One NA, VRDN (b)(c)	240,000	240,000
(Plasticos Co. Proj.) Series 1989 III A, 2.89%, LOC Nat'l. City Bank, VRDN (b)(c)	245,000	245,000
(Southwest Fin. Svcs. Proj.) Series 1986 J, 2.89%, LOC Nat'l. City Bank, VRDN (b)(c)	45,000	45,000
(Standby Screw & Machine Proj.) Series 1991 IA, 2.89%, LOC Nat'l. City Bank, VRDN (b)(c)	360,000	360,000
Ohio Solid Waste Rev.:
(BP Exploration & Oil, Inc. Proj.) Series 1999, 3.45% (BP PLC Guaranteed), VRDN (b)(c)	3,000,000	3,000,000
(BP Exploration & Oil Co. Proj.) Series 2000, 3.45% (BP PLC Guaranteed), VRDN (b)(c)	5,000,000	5,000,000
Ohio Tpk. Cmnty. Tpk. Rev. Participating VRDN Series BS 00 104, 3.35% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)	3,100,000	3,100,000
Ohio Tpk. Commission Tpk. Rev. Participating VRDN Series MSDW 98 71, 2.81% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (b)(e)	11,335,000	11,335,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Ohio Univ. Gen. Receipts Athens BAN:
Series 2001, 3.71% 1/25/02	$ 5,000,000	$ 5,008,519
3.68% 3/28/02	1,200,000	1,202,831
Ohio Wtr. Dev. Auth. (Waste Mgmt. Proj.) Series B, 3.05%, LOC Fleet Bank NA, VRDN (b)(c)	4,700,000	4,700,000
Ohio Wtr. Dev. Auth. Poll. Cont. Facilites Rev. (Philip Morris Co., Inc. Proj.) 2.9%, VRDN (b)	12,000,000	12,000,000
Ohio Wtr. Dev. Auth. Solid Waste Disp. Rev. (American Steel & Wire Corp. Proj.) 2.8%, LOC Bank of America NA, VRDN (b)(c)	9,100,000	9,100,000
Pepper Pike Gen. Oblig. BAN 3.6% 11/8/01	750,000	751,039
Perrysburg Gen. Oblig. BAN:
4.9% 11/15/01	2,000,000	2,003,229
5.05% 8/16/01	1,470,000	1,470,884
Port Auth. for Columbiana County (Polar Minerals, Inc. Proj.) 2.95%, LOC Nat'l. City Bank, VRDN (b)(c)	4,455,000	4,455,000
Portage County Indl. Dev. Rev. (Mantaline Corp. Proj.) 2.95%, LOC Nat'l. City Bank, VRDN (b)(c)	4,455,000	4,455,000
Richland County Indl. Dev. Rev.:
(Carton Svc., Inc. Proj.) Series 1996, 2.95%, LOC Nat'l. City Bank, VRDN (b)(c)	330,000	330,000
(Sabin Robbins Paper Co. Proj.) Series 1997, 2.85%, LOC Fifth Third Bank, Cincinnati, VRDN (b)(c)	2,300,000	2,300,000
Rickenbacker Port Auth. Indl. Dev. (Micro Industries Corp. Proj.) Series 2000, 2.95%, LOC Bank One NA, VRDN (b)(c)	3,250,000	3,250,000
River Valley Local School District BAN:
4.16% 7/25/01	4,825,000	4,826,758
4.95% 7/25/01	5,000,000	5,001,770
Salem City Hosp. Facilities Rev. Series 2000, 2.8%, LOC PNC Bank NA, VRDN (b)	2,700,000	2,700,000
Seven Hills Gen. Oblig. BAN 3.4% 5/2/02	3,000,000	3,007,516
Shaker Heights Gen. Oblig. BAN 3.4% 5/23/02	3,775,000	3,788,422
Sidney City School District BAN 4.79% 8/7/01	2,500,000	2,500,961
Solon Gen. Oblig. BAN 3.25% 5/24/02	1,150,000	1,152,194
Solon Indl. Dev. Rev. (Custom Graphic, Inc. Proj.) Series 1999, 2.95%, LOC Bank One NA, VRDN (b)(c)	4,000,000	4,000,000
Solon School District BAN 3.7% 7/31/01	1,650,000	1,650,605
Southwestern City School District Franklin & Pickway County BAN 4.875% 9/6/01	2,750,000	2,752,071
Springboro Gen. Oblig. BAN 3.3% 5/30/02	1,620,000	1,623,587
Springdale Gen. Oblig. BAN 4.61% 9/21/01	2,750,000	2,751,239
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Stark County Indl. Dev. Rev.:
(H-P Products, Inc. Proj.) 2.99%, LOC Key Bank Nat'l. Assoc., VRDN (b)(c)	$ 2,970,000	$ 2,970,000
(Kidd Dev. Proj.) 2.95%, LOC Bank One NA, VRDN (b)(c)	3,475,000	3,475,000
Summit County Gen. Oblig. BAN 3.5% 5/30/02	4,200,000	4,220,462
Summit County Indl. Dev. Rev.:
(Commercial Alloys Corp. Proj.):
2.95%, LOC Nat'l. City Bank, VRDN (b)(c)	2,400,000	2,400,000
3%, LOC Nat'l. City Bank, VRDN (b)(c)	3,600,000	3,600,000
(Hampshire Properties Proj.) 2.95%, LOC Key Bank Nat'l. Assoc., VRDN (b)(c)	750,000	750,000
(Kaiser Dev. Proj.) 2.95%, LOC Bank One NA, VRDN (b)(c)	745,000	745,000
(Keltec, Inc. Proj.) Series 1987, 2.95%, LOC Bank One NA, VRDN (b)(c)	240,000	240,000
(Mannix Co. Proj.) Series 1987, 2.95%, LOC Bank One NA, VRDN (b)(c)	1,310,000	1,310,000
(Sigma Properties Proj.) Series 2000 B, 2.95%, LOC Nat'l. City Bank, VRDN (b)(c)	2,480,000	2,480,000
(Summit Plastic Co. Proj.) 2.95%, LOC Nat'l. City Bank, VRDN (b)(c)	2,020,000	2,020,000
(Triumph Hldgs. Proj.) 2.95%, LOC Nat'l. City Bank, VRDN (b)(c)	1,635,000	1,635,000
Sylvania City School District BAN 4.7% 7/25/01	2,500,000	2,500,804
Toledo-Lucas County Port Auth. Rev. (P&G Industries Proj.) 2.95%, LOC Nat'l. City Bank, VRDN (b)(c)	3,145,000	3,145,000
Trotwood City Gen. Oblig. BAN 5% 7/25/01	2,300,000	2,300,433
Trumbull County Health Care Facilities Rev. (Shepard of the Valley Retire Howland Proj.) Series 1998, 2.8%, LOC Nat'l. City Bank, VRDN (b)	5,000,000	5,000,000
Trumbull County Indl. Dev. Rev. (McDonald Steel Corp. Proj.) Series 1990, 2.9%, LOC PNC Bank NA, VRDN (b)(c)	1,100,000	1,100,000
Twinsburg Gen. Oblig. BAN 5% 9/12/01	5,250,000	5,255,580
Union County Gen. Oblig. BAN 3.18% 6/13/02	3,000,000	3,007,750
Univ. of Toledo Gen. Receipts Participating VRDN Series SGA 125, 2.73% (Liquidity Facility Societe Generale) (b)(e)	8,455,000	8,455,000
Van Wert County Indl. Dev. Rev. (Toledo Molding & Die, Inc. Proj.) Series 1994, 2.95%, LOC Bank One NA, VRDN (b)(c)	1,365,000	1,365,000
Wadsworth City School District BAN 3.96% 8/6/01	1,600,000	1,600,717
Warren County Health Care Facilities Rev. (Otterbein Homes Proj.) Series 1998 B, 2.95%, LOC Fifth Third Bank, Cincinnati, VRDN (b)	5,300,000	5,300,000
Wayne County Gen. Oblig. BAN 3% 7/11/02 (a)	4,900,000	4,916,660
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Ohio - continued
West Chester Township Gen. Oblig. BAN Series I, 3.73% 4/9/02	$ 2,500,000	$ 2,509,916
Wood County Indl. Dev. Rev.:
(Dowa THT America, Inc. Proj.) Series 1999, 2.8%, LOC Comerica Bank, Detroit, VRDN (b)(c)	3,800,000	3,800,000
(TL Industries & AMPP, Inc. Proj.) 2.95%, LOC Nat'l. City Bank, VRDN (b)(c)	545,000	545,000
Zanesville-Muskingum Port Auth. Indl. Dev. Rev. (Almana II LLC Proj.) Series 2000, 2.88%, LOC Bank One NA, VRDN (b)(c)	4,700,000	4,700,000
TOTAL INVESTMENT PORTFOLIO - 101.2%		542,271,347
NET OTHER ASSETS - (1.2)%		(6,474,370)
NET ASSETS - 100%		$ 535,796,977
Total Cost for Income Tax Purposes $ 542,271,347
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
Income Tax Information

At December 31, 2000, the fund had a capital loss carryforward of approximately $85,000 of which $1,000, $50,000, $6,000, $20,000 and $8,000 will expire on December 31, 2003, 2004, 2005, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Ohio Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value - See accompanying schedule		$ 542,271,347
Cash		75,069
Receivable for fund shares sold		2,626,291
Interest receivable		5,271,829
Other receivables		13,989
Prepaid expenses		8,886
Total assets		550,267,411
Liabilities
Payable for investments purchased Regular delivery	$ 1,324,184
Delayed delivery	11,180,786
Payable for fund shares redeemed	1,698,088
Distributions payable	13,637
Accrued management fee	169,909
Other payables and accrued expenses	83,830
Total liabilities		14,470,434
Net Assets		$ 535,796,977
Net Assets consist of:
Paid in capital		$ 535,882,043
Accumulated undistributed net realized gain (loss) on investments		(85,066)
Net Assets, for 535,882,130 shares outstanding		$ 535,796,977
Net Asset Value, offering price and redemption price per share ($535,796,977 ÷ 535,882,130 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Ohio Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Interest		$ 9,312,155
Expenses
Management fee	$ 978,022
Transfer agent fees	325,825
Accounting fees and expenses	50,460
Non-interested trustees' compensation	920
Custodian fees and expenses	4,938
Registration fees	27,510
Audit	12,716
Legal	4,425
Reports to shareholders	11,848
Miscellaneous	8,888
Total expenses before reductions	1,425,552
Expense reductions	(61,915)	1,363,637
Net investment income		7,948,518
Net realized gain (loss) on investment securities		11
Net increase (decrease) in net assets resulting from operations		$ 7,948,529

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Ohio Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 7,948,518	$ 17,390,862
Net realized gain (loss)	11	(8,406)
Net increase (decrease) in net assets resulting from operations	7,948,529	17,382,456
Distributions to shareholders from net investment income	(7,948,518)	(17,390,862)
Share transactions at net asset value of 1.00 per share Proceeds from sales of shares	625,086,204	1,338,533,818
Reinvestment of distributions	7,686,358	16,792,368
Cost of shares redeemed	(612,993,814)	(1,329,270,358)
Net increase (decrease) in net assets resulting from share transactions	19,778,748	26,055,828
Total increase (decrease) in net assets	19,778,759	26,047,422
Net Assets
Beginning of period	516,018,218	489,970,796
End of period	$ 535,796,977	$ 516,018,218

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.015	.036	.028	.030	.032	.030
Less Distributions
From net investment income	(.015)	(.036)	(.028)	(.030)	(.032)	(.030)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B, C	1.55%	3.71%	2.86%	3.09%	3.29%	3.08%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 535,797	$ 516,018	$ 489,971	$ 400,737	$ 364,472	$ 327,593
Ratio of expenses to average net assets	.55% A	.56%	.57%	.58%	.59%	.60%
Ratio of expenses to average net assets after all expense reductions	.53% A, D	.55% D	.56% D	.57% D	.59%	.59% D
Ratio of net investment income to average net assets	3.09% A	3.64%	2.83%	3.05%	3.24%	3.03%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Spartan Ohio Municipal Income Fund (the income fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the money market fund) is a fund of Fidelity Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Ohio. The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation.

Each fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Money Market Fund. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures transactions and excise tax regulations. Spartan Ohio Municipal Income Fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares purchased after April 16, 2001 and held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the income fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $157,080 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $31,782; decrease net unrealized appreciation/depreciation by $30,888; and decrease net realized gain (loss) by $894. The Statement of Changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fees were equivalent to the following annualized rates expressed as a percentage of average net assets:

Spartan Ohio Municipal Income	.38%
Fidelity Ohio Municipal Money Market	.38%

Sub-Adviser Fee. As each fund's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the funds. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to the following annualized rates as a percentage of average net assets:

Spartan Ohio Municipal Income	.08%
Fidelity Ohio Municipal Money Market	.13%

Fidelity Municipal Cash Central Fund. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Fidelity Municipal Cash Central Fund (the Cash Fund) managed by FIMM, an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. The Cash Fund does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

Money Market Insurance. Pursuant to an Exemptive Order issued by the the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

5. Expense Reductions.

Through arrangements with certain funds custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction

Spartan Ohio Municipal Income	$ 3,285	$ 101,447	$ 8,896
Fidelity Ohio Municipal Money Market	4,930	56,985	0

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on Wednesday, April 18, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.
	# of Votes Cast	% of Votes Cast
Affirmative	232,389,864.98	89.567
Against	9,095,391.26	3.506
Abstain	17,974,005.81	6.927
TOTAL	259,459,262.05	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Trust Instrument.*
	# of Votes Cast	% of Votes Cast
Affirmative	226,733,555.85	87.387
Against	13,050,110.59	5.030
Abstain	19,675,595.61	7.583
TOTAL	259,459,262.05	100.00
PROPOSAL 3
To elect the fourteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	236,446,661.43	91.131
Withheld	23,012,600.62	8.869
TOTAL	259,459,262.05	100.00
Ralph F. Cox
Affirmative	236,515,558.46	91.157
Withheld	22,943,703.59	8.843
TOTAL	259,459,262.05	100.00
	# of Votes Cast	% of Votes Cast
Phyllis Burke Davis
Affirmative	236,448,058.15	91.131
Withheld	23,011,203.90	8.869
TOTAL	259,459,262.05	100.00
Robert M. Gates
Affirmative	236,505,720.09	91.153
Withheld	22,953,541.96	8.847
TOTAL	259,459,262.05	100.00
Abigail P. Johnson
Affirmative	236,459,009.75	91.135
Withheld	23,000,252.30	8.865
TOTAL	259,459,262.05	100.00
Edward C. Johnson 3d
Affirmative	236,572,207.28	91.179
Withheld	22,887,054.77	8.821
TOTAL	259,459,262.05	100.00
Donald J. Kirk
Affirmative	236,519,386.26	91.159
Withheld	22,939,875.79	8.841
TOTAL	259,459,262.05	100.00
Marie L. Knowles
Affirmative	236,640,920.70	91.205
Withheld	22,818,341.35	8.795
TOTAL	259,459,262.05	100.00
Ned C. Lautenbach
Affirmative	236,499,070.13	91.151
Withheld	22,960,191.92	8.849
TOTAL	259,459,262.05	100.00
Peter S. Lynch
Affirmative	236,641,173.23	91.206
Withheld	22,818,088.82	8.794
TOTAL	259,459,262.05	100.00
	# of Votes Cast	% of Votes Cast
Marvin L. Mann
Affirmative	236,504,770.70	91.153
Withheld	22,954,491.35	8.847
TOTAL	259,459,262.05	100.00
William O. McCoy
Affirmative	236,548,431.47	91.170
Withheld	22,910,830.58	8.830
TOTAL	259,459,262.05	100.00
Robert C. Pozen
Affirmative	236,606,125.33	91.192
Withheld	22,853,136.72	8.808
TOTAL	259,459,262.05	100.00
William S. Stavropoulos
Affirmative	236,586,672.58	91.185
Withheld	22,872,589.47	8.815
TOTAL	259,459,262.05	100.00
PROPOSAL 4
To approve an amended management contract for Fidelity Ohio Municipal Money Market Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	231,785,791.57	89.334
Against	8,400,837.59	3.238
Abstain	19,272,632.89	7.428
TOTAL	259,459,262.05	100.00
PROPOSAL 7
To Eliminate Fidelity Ohio Municipal Money Market Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.
	# of Votes Cast	% of Votes Cast
Affirmative	221,128,815.04	85.227
Against	18,840,758.90	7.261
Abstain	19,489,688.11	7.512
TOTAL	259,459,262.05	100.00
PROPOSAL 9
To amend Fidelity Ohio Municipal Money Market Fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	224,804,189.64	86.643
Against	15,155,185.34	5.841
Abstain	19,499,887.07	7.516
TOTAL	259,459,262.05	100.00
PROPOSAL 11
To amend Fidelity Ohio Municipal Money Market Fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	222,366,389.38	85.704
Against	17,091,837.11	6.587
Abstain	20,001,035.56	7.709
TOTAL	259,459,262.05	100.00

*Denotes trust-wide proposals and voting results.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Automated
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1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

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Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

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Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

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Semiannual Report

Michigan

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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

(such as changing name, address, bank, etc.)

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Buying shares

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Selling shares

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General Correspondence

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Semiannual Report

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Dwight D. Churchill, Vice President

Boyce I. Greer, Vice President -
Money Market Fund

George A. Fischer, Vice President -
Income Fund

Norman U. Lind, Vice President -
Money Market Fund

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

Stanley N. Griffith, Assistant Vice President

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos * - the Fidelity Ohio Municipal Money Market Fund

* Independent trustees

Advisory Board

Robert C. Pozen

William S. Stavropoulos - the Spartan Ohio Municipal Income Fund

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www.fidelity.com

Spartan®

Pennsylvania
Municipal

Funds

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Spartan Pennsylvania Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Spartan Pennsylvania Municipal Money Market Fund
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Amid a slowing economy highlighted by frequent corporate earnings disappointments, mounting unemployment and waning consumer confidence, equity investors abandoned expensive, large-cap growth stocks in favor of the current earnings delivered by small- and mid-cap value stocks during the first six months of 2001. Fixed-income investments also offered a measure of stability, as corporate, mortgage and agency securities generally outperformed many popular equity indexes through the mid-point of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Spartan Pennsylvania Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as measured by the fund's yield, to measure performance.

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Spartan PA Municipal Income	2.92%	9.85%	34.21%	97.63%
LB Pennsylvania Municipal Bond	3.10%	9.95%	36.08%	n/a*
Pennsylvania Municipal Debt Funds Average	2.50%	9.12%	29.09%	87.62%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Pennsylvania Municipal Bond Index - a market value-weighted index of Pennsylvania investment-grade municipal bonds with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the Pennsylvania municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 63 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan PA Municipal Income	9.85%	6.06%	7.05%
LB Pennsylvania Municipal Bond	9.95%	6.36%	n/a*
Pennsylvania Municipal Debt Funds Average	9.12%	5.23%	6.49%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Spartan Pennsylvania Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan Pennsylvania Municipal Income Fund on June 30, 1991. As the chart shows, by June 30, 2001, the value of the investment would have grown to $19,763 - a 97.63% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,967 - a 99.67% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Spartan Pennsylvania Municipal Income Fund
Performance - continued

Total Return Components

	Six months ended June 30,	Years ended December 31,
	2001	2000	1999	1998	1997	1996
Dividend returns	2.35%	5.22%	4.37%	4.55%	4.99%	5.01%
Capital returns	0.57%	5.77%	-6.53%	1.22%	3.35%	-0.99%
Total returns	2.92%	10.99%	-2.16%	5.77%	8.34%	4.02%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended June 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.04¢	24.68¢	49.62¢
Annualized dividend rate	4.59%	4.65%	4.71%
30-day annualized yield	4.05%	-	-
30-day annualized tax-equivalent yield	6.51%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.72 over the past one month, $10.71 over the past six months and $10.54 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 37.79% combined effective federal and state tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Semiannual Report

Spartan Pennsylvania Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

In an effort to kick-start the sputtering U.S. economy, the Federal Reserve Board reduced key short-term interest rates six times during the first half of 2001, lowering the fed funds target rate from 6.50% to 3.75%. While the full effect of these cuts likely won't be felt for several months, they had an immediate impact on the performance of tax-free municipal bonds, particularly those of short and intermediate maturity, which typically benefit in a declining interest-rate environment. The muni market also received a boost given the steady demand from institutional, retail and high-net-worth investors, as well as an encouraging credit upgrade environment. For the overall six-month period ending June 30, 2001, the Lehman Brothers Municipal Bond Index - an index of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 2.88%. As is often the case in financial markets, some of the good news was offset by several factors. In April, for instance, the $25 billion downgrade of California's general obligation bonds - the largest muni downgrade on record - tempered performance. Additionally, as interest rates continued to trend downward, so did the prices of long-term munis. Also, President Bush's newly enacted tax program raised moderate concerns about higher muni supply and lower muni demand going forward.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Pennsylvania Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the six-month period that ended June 30, 2001, the fund had a total return of 2.92%. To get a sense of how the fund did relative to its competitors, the Pennsylvania municipal debt funds average returned 2.50% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers Pennsylvania Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 3.10%. For the 12-month period that ended June 30, 2001, the fund had a total return of 9.85%. In comparison, the Pennsylvania municipal debt funds average returned 9.12% and the Lehman Brothers index returned 9.95% for the same 12-month period.

Q. What drove the fund's performance and helped it outpace it peers during the past six months?

A. Falling interest rates, of course, were the main factor driving the municipal bond market's and the fund's performance during the period. Municipal bonds generally performed well as the Federal Reserve Board cut interest rates to stimulate the sagging economy. From January through June, the Fed cut short-term rates six times by a combined total of 2.75 percentage points. In response, short- and intermediate-maturity bond yields generally fell, pushing their prices higher. Long-maturity bonds, on the other hand, tended to stall due to concerns about creeping inflation, now and in the future. The performance discrepancy between long- and shorter-maturity bonds was a key reason why the fund outpaced its peers. I kept the fund's investments broadly diversified, emphasizing specific maturities that, based on supply and demand trends, offered the best total return potential. By doing so, the fund benefited from the rally enjoyed by shorter-term bonds. That said, the fund's stake in long-maturity bonds turned in lackluster returns on a relative basis.

Semiannual Report

Spartan Pennsylvania Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. What other factors aided performance?

A. The fund's growing stake in health care bonds also was a plus for performance because the sector outperformed the broader Pennsylvania municipal market. During most of 2000, these groups had come under pressure due to a lack of demand for their bonds. Investors generally avoided health care bonds following the cutbacks in Medicare and the expansion of managed care programs, both of which curtailed medical reimbursement rates and put pressure on hospital operating results. This year, however, hospital financial trends have stabilized and lower valuations lured investors back to health care securities.

Q. Given Pennsylvania's economic slowdown, did you make any changes to the fund's investments during the past six months?

A. Not really, since I already had positioned the fund anticipating economic weakness in 2001. I maintained the fund's relatively high credit quality, with more than 89% of its investments in bonds rated A or higher by Moody's Investors Service or Standard & Poor's® at the end of the period. In addition, approximately two-thirds of the fund's investments were insured, meaning their principal and interest payments are guaranteed by a municipal bond insurer. My emphasis on these investment-grade and insured bonds reflected that, for the most part, I didn't feel lower-quality bonds offered enough incentive in the form of additional yield for their increased risk, especially given the weakness of the economy.

Q. What sectors did you emphasize?

A. In another strategy to prepare for a worsening economy, I kept the fund diversified away from economically sensitive sectors - such as general obligation bonds - and into groups such as education. General obligation bonds made up about 31% of the Pennsylvania municipal market, but only 24.5% of the fund's net assets at the end of the period. The education sector continued to be supported by favorable demographic trends with the college-aged population expanding. I also focused on essential service bonds - including those issued by water and sewer facilities - that have shown above-average financial stability during weaker economic cycles.

Q. What's ahead for the municipal market?

A. The direction of interest rates and, ultimately, the performance of the bond markets largely will be determined by the strength of the economy. At the end of June, bond prices reflected expectations for further interest-rate cuts. Continued economic weakness could help sustain the drop in interest rates, while an economic rebound could spell higher rates in the fall. As for municipals in particular, their performance also will be dependent on whether investors view them as attractively valued relative to other fixed-income alternatives.

Semiannual Report

Spartan Pennsylvania Municipal Income Fund
Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide high current income exempt from federal income and Pennsylvania personal income taxes

Fund number: 402

Trading symbol: FPXTX

Start date: August 6, 1986

Size: as of June 30, 2001, more than $258 million

Manager: Christine Thompson, since 1998; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on trends in credit quality:

"During the past year, municipal issuers across the nation and in Pennsylvania generally enjoyed strong revenue growth as tax receipts and user fees exceeded budget forecasts. Infrastructure spending on transportation projects and school facility improvements accelerated, but generally were met with strong taxpayer support that eased the challenges associated with financing such projects. That said, revenue growth is slowing in response to weaker economic conditions, although most Pennsylvania issuers have responded responsibly so far.

"Within the municipal market, there were some widely divergent trends. After two years of general decline, many health care issuers have begun to stabilize. In light of this development, the fund has taken a selective approach, concentrating hospital bond investments in those companies identified as the dominant service providers in their market with the ability to translate their competitive strength into higher prices.

"On the other hand, corporate-backed municipal bond issues lagged as slowing economic growth gave rise to heightened concerns about leveraged corporate balance sheets. Corporate-backed municipal issues are concentrated in some cyclical industry groups - such as the paper, automobile and airline industries - and in those industries that are subject to aggressive restructuring - such as the electric utility industry."

Semiannual Report

Spartan Pennsylvania Municipal Income Fund

Investment Changes

Top Five Sectors as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	24.5	26.3
Education	17.7	16.3
Health Care	13.5	15.0
Water & Sewer	12.2	11.1
Escrowed/Pre-Refunded	11.1	10.8
Average Years to Maturity as of June 30, 2001
		6 months ago
Years	13.1	14.0
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of June 30, 2001
6 months ago
Years	6.3	6.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of June 30, 2001	As of December 31, 2000
Aaa 65.8%	Aaa 64.6%
Aa, A 23.8%	Aa, A 23.5%
Baa 8.4%	Baa 9.8%
Not Rated 0.8%	Not Rated 0.9%
Short-term Investments 1.2%	Short-term Investments 1.2%

Where Moody's ratings are not available, we have used S&P ® ratings. Amounts shown are as a percentage of the fund's investments.

Semiannual Report

Spartan Pennsylvania Municipal Income Fund

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Bonds - 98.6%
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Pennsylvania - 97.0%
Allegheny County Arpt. Rev. (Pittsburgh Int'l. Arpt. Proj.):
Series A:
5.75% 1/1/12 (MBIA Insured) (d)	Aaa	$ 4,000,000	$ 4,346,560
5.75% 1/1/14 (MBIA Insured) (d)	Aaa	3,000,000	3,252,810
Series A1:
5.75% 1/1/07 (MBIA Insured) (d)	Aaa	1,500,000	1,611,045
5.75% 1/1/08 (MBIA Insured) (d)	Aaa	1,000,000	1,080,680
5.75% 1/1/11 (MBIA Insured) (d)	Aaa	2,000,000	2,175,940
Allegheny County Higher Ed. Bldg. Auth. Univ. Rev. (Duquesne Univ. Proj.) 6.5% 3/1/10 (AMBAC Insured)	Aaa	400,000	459,084
Allegheny County Hosp. Dev. Auth. (Health Ctr.-UPMC Health Sys. Proj.) Series A:
4.625% 8/1/12 (MBIA Insured)	Aaa	1,000,000	977,100
4.625% 8/1/14 (MBIA Insured)	Aaa	4,060,000	3,883,634
5.55% 4/1/12 (MBIA Insured)	Aaa	2,845,000	2,990,949
Allegheny County Indl. Dev. Auth. Rev. (YMCA Pittsburgh Proj.) Series 1990, 8.75% 3/1/10 (f)	-	1,935,000	1,970,643
Allegheny County Port Auth. Spl. Rev. 6.125% 3/1/29 (MBIA Insured) (Pre-Refunded to 3/1/09 @ 101) (e)	Aaa	2,000,000	2,261,440
Allegheny County San. Auth. Swr. Rev.:
0% 12/1/12 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	2,260,000	1,308,382
5.5% 12/1/30 (MBIA Insured)	Aaa	2,000,000	2,043,340
Butler Area School District 0% 11/15/19 (FGIC Insured) (Pre-Refunded to 11/15/07 @ 50.177) (e)	Aaa	5,650,000	2,169,600
Canon-McMillan School District Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	AAA	7,695,000	8,037,428
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. (Jefferson Health Sys. Proj.) Series B:
5% 5/15/08 (AMBAC Insured)	Aaa	600,000	626,118
5.25% 5/15/22 (AMBAC Insured)	Aaa	1,350,000	1,338,080
Cumberland County Muni. Auth. College Rev. (Dickerson College Proj.) Series A, 5.5% 11/1/30 (AMBAC Insured)	Aaa	4,200,000	4,277,238
Delaware County Auth. College Rev. (Haverford College Proj.):
5.75% 11/15/29	Aa3	5,000,000	5,229,900
6% 11/15/30	Aa3	3,620,000	3,894,758
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Pennsylvania - continued
Delaware County Auth. Hosp. Rev. (Crozer-Chester Med. Ctr. Proj.):
6% 12/15/09	Baa2	$ 1,500,000	$ 1,490,310
6% 12/15/20	Baa2	2,700,000	2,476,278
Delaware County Indl. Dev. Auth. Rev. (Philadelphia Suburban Wtr. Co. Proj.) 6% 6/1/29 (FGIC Insured) (d)	Aaa	2,500,000	2,637,850
Harrisburg Auth. Rev. (Pooled Bond Prog.) Series I, 5.625% 4/1/15 (MBIA Insured)	Aaa	445,000	461,443
Hazleton Area School District 6.5% 3/1/05 (FSA Insured)	AAA	2,165,000	2,365,717
Keystone Oaks School District Series C, 5.829% 9/1/16 (AMBAC Insured) (Pre-Refunded to 9/4/02 @ 102) (e)	Aaa	5,900,000	6,205,974
Meadville Gen. Oblig. Series B, 6% 10/1/05 (AMBAC Insured) (Escrowed to Maturity) (e)	Aaa	3,210,000	3,382,891
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series A, 5% 6/1/05 (AMBAC Insured)	Aaa	3,535,000	3,686,192
Montgomery County Higher Ed. & Health Auth. Rev. (Health Care-Holy Redeemer Health Proj.) Series A:
5.5% 10/1/05 (AMBAC Insured)	Aaa	2,240,000	2,386,653
5.5% 10/1/08 (AMBAC Insured)	Aaa	1,000,000	1,074,820
Northumberland County Auth. Commonwealth Lease Rev. (State Correctional Facilities Proj.) 0% 10/15/10 (MBIA Insured) (Escrowed to Maturity) (e)	Aaa	1,000,000	654,580
Pennsbury School District 6% 8/15/05 (FGIC Insured)	Aaa	1,605,000	1,743,784
Pennsylvania Convention Ctr. Auth. Rev. Series A:
6.6% 9/1/09 (MBIA Insured)	Aaa	9,150,000	10,029,681
6.7% 9/1/14 (MBIA Insured)	Aaa	3,965,000	4,354,085
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Amtrak Proj.) Series 2001 A:
6.25% 11/1/31 (d)	A3	3,200,000	3,212,288
6.375% 11/1/41 (d)	A3	1,300,000	1,305,460
Pennsylvania Gen. Oblig.:
First Series, 6.125% 9/15/03	Aa2	5,000,000	5,175,550
Second Series:
0% 7/1/04 (MBIA Insured)	Aaa	2,700,000	2,413,395
0% 7/1/07 (AMBAC Insured)	Aaa	1,770,000	1,369,679
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Pennsylvania - continued
Pennsylvania Higher Ed. Assistance Agcy. 5.875% 12/15/30 (MBIA Insured)	Aaa	$ 1,500,000	$ 1,584,345
Pennsylvania Higher Edl. Facilities Auth. College & Univ. Rev.:
(RIDC Reg'l. Growth-Carnegie Mellon Univ.) 6% 11/1/05	AA-	1,000,000	1,088,110
(Univ. of Pennsylvania Proj.):
Series A:
5.9% 9/1/15	A1	1,200,000	1,248,060
6.5% 9/1/02	A1	2,750,000	2,858,048
6.5% 9/1/04	A1	2,650,000	2,885,400
Series B:
6.5% 9/1/02	A1	1,950,000	2,026,616
6.5% 9/1/04	A1	2,100,000	2,286,543
7% 9/1/05	A1	2,000,000	2,246,980
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
6% 5/1/24	A-	1,000,000	1,028,180
6% 5/1/29	A-	3,470,000	3,561,122
(Lafayette College Proj.) 6% 5/1/30	Aa3	2,500,000	2,651,275
(UPMC Health Sys. Proj.):
Series 2001 A, 6% 1/15/31	A+	1,500,000	1,518,435
Series A, 4.625% 8/1/16 (FSA Insured)	Aaa	3,250,000	3,032,868
Pennsylvania Hsg. Fin. Agcy.:
(Single Family Mtg. Prog.):
Series 51, 5.65% 4/1/20 (d)	Aa2	1,305,000	1,306,462
Series 52B, 5.55% 10/1/12 (d)	Aa	1,365,000	1,391,426
Series 53A, 5.4% 10/1/27 (d)	Aa	1,315,000	1,319,155
Series 54A, 5.375% 10/1/28 (d)	Aa2	1,485,000	1,489,232
6.1% 10/1/13 (d)	Aa	5,000,000	5,151,500
Pennsylvania Indl. Dev. Auth. Rev. 7% 1/1/07 (AMBAC Insured)	Aaa	1,000,000	1,137,890
Pennsylvania State Univ.:
5% 3/1/09 (b)	Aa2	3,000,000	3,088,380
5.25% 3/1/11 (b)	Aa2	3,290,000	3,424,824
Philadelphia Arpt. Rev.:
Series 1998, 5.375% 6/15/10 (FGIC Insured) (d)	Aaa	2,000,000	2,113,060
5.375% 6/15/11 (FGIC Insured) (d)	Aaa	3,770,000	3,974,636
6% 6/15/08 (FGIC Insured) (d)	Aaa	3,000,000	3,301,440
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Pennsylvania - continued
Philadelphia Gas Works Rev.:
14th Series A:
6.375% 7/1/26	Baa2	$ 4,600,000	$ 4,523,640
6.375% 7/1/26 (Pre-Refunded to 7/1/03 @ 102) (e)	Baa2	1,905,000	2,056,409
Third Series:
5% 8/1/05 (FSA Insured)	Aaa	1,000,000	1,045,910
5% 8/1/06 (FSA Insured)	Aaa	1,000,000	1,049,370
Philadelphia Gen. Oblig.:
5.25% 9/15/12 (FSA Insured)	Aaa	1,455,000	1,532,202
5.25% 9/15/13 (FSA Insured)	Aaa	1,365,000	1,422,194
Philadelphia Hosp. & Higher Ed. Facilities Auth. Health Sys. Rev. (Jefferson Health Sys. Proj.) Series A:
5% 5/15/09	A1	1,000,000	1,010,410
5.5% 5/15/08	A1	1,000,000	1,046,880
Philadelphia Hosps. & Higher Ed. Facilities Auth. Hosp. Rev. (Pennsylvania Hosp. Proj.):
6.05% 7/1/04 (Escrowed to Maturity) (e)	Baa3	2,500,000	2,681,625
6.15% 7/1/05 (Escrowed to Maturity) (e)	Baa3	2,100,000	2,292,423
6.25% 7/1/06 (Escrowed to Maturity) (e)	Baa3	2,600,000	2,884,518
Philadelphia Muni. Auth. Rev. (Muni. Svcs. Bldg. Lease Prog.) 0% 3/15/11 (FSA Insured)	Aaa	1,000,000	628,940
Philadelphia School District:
Series A2, 4.5% 4/1/23 (MBIA Insured)	Aaa	3,000,000	2,656,530
Series B, 5.375% 4/1/27 (AMBAC Insured)	Aaa	4,000,000	4,013,240
Series C, 5.75% 3/1/29 (MBIA Insured)	Aaa	5,000,000	5,222,050
Philadelphia Wtr. & Wastewtr. Rev.:
Series 14, 0% 10/1/08 (MBIA Insured)	Aaa	5,300,000	3,847,376
Series 1999 A, 5% 12/15/05 (AMBAC Insured)	Aaa	2,000,000	2,104,780
5.15% 6/15/04 (FGIC Insured)	Aaa	2,000,000	2,065,940
5.5% 6/15/15 (FSA Insured)	Aaa	1,805,000	1,849,854
6.75% 8/1/04 (MBIA Insured)	Aaa	2,085,000	2,283,242
Pittsburgh Gen. Oblig. 5.5% 9/1/12 (AMBAC Insured)	Aaa	1,065,000	1,119,720
Pittsburgh School District Series C:
0% 8/1/07 (AMBAC Insured)	Aaa	2,610,000	2,012,519
0% 8/1/08 (AMBAC Insured)	Aaa	2,000,000	1,462,540
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series A:
0% 9/1/04 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	3,300,000	2,942,214
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Pennsylvania - continued
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series A: - continued
4.75% 9/1/16 (FGIC Insured)	Aaa	$ 3,000,000	$ 2,904,630
6.5% 9/1/13 (FGIC Insured)	Aaa	10,000,000	11,750,995
Scranton-Lackawanna Health & Welfare Auth. Rev. (Cmnty. Med. Ctr. Proj.) 5.5% 7/1/12 (MBIA Insured)	Aaa	3,375,000	3,573,045
Southeastern Pennsylvania Trans. Auth. Spl. Rev. Series A, 6.5% 3/1/04 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	85,000	91,588
Swarthmore Boro Auth. College Rev. 5% 9/15/28	Aaa	2,000,000	1,914,200
Upper Darby School District Series B, 5% 2/15/06 (AMBAC Insured)	Aaa	1,000,000	1,046,010
Westmoreland County Indl. Dev. Auth. Rev. (Nat'l. Waste & Energy Corp./Valley Landfill Expansion Proj.) 5.1%, tender 5/1/09 (c)(d)	BBB	2,700,000	2,608,470
Wilkens Area Indl. Dev. Auth. Rev. (Fairview Extended Care Proj.) Series B, 4.55% 1/1/21 (MBIA Insured)	Aaa	1,500,000	1,521,000
York County Solid Waste & Refuse Auth. Solid Waste Sys. Rev. 5.25% 12/1/05 (FGIC Insured)	Aaa	5,000,000	5,310,150
			250,549,960
Puerto Rico - 1.6%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series 1996 Y, 5% 7/1/36 (FSA Insured)	Aaa	3,100,000	3,016,145
Series Y, 5.5% 7/1/36 (FSA Insured)	Aaa	400,000	418,692
Puerto Rico Commonwealth Urban Renewal & Hsg. Corp. 7.875% 10/1/04	Baa3	800,000	809,424
			4,244,261
TOTAL MUNICIPAL BONDS (Cost $244,935,089)			254,794,221
Municipal Notes - 1.2%
	Principal Amount	Value (Note 1)
Pennsylvania - 1.2%
Northampton County Indl. Dev. Auth. Rev. (Citizens Communications Co. Proj.) Series 1991, 4.95% tender 7/12/01, CP mode (d) (Cost $3,000,000)	$ 3,000,000	$ 3,000,090
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $247,935,089)		257,794,311
NET OTHER ASSETS - 0.2%		495,627
NET ASSETS - 100%		$ 258,289,938
Security Type Abbreviation
CP - COMMERCIAL PAPER
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Allegheny County Indl. Dev. Auth. Rev. (YMCA Pittsburgh Proj.) Series 1990, 8.75% 3/1/10	3/13/90	$ 1,935,000
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	82.8%	AAA, AA, A	83.6%
Baa	7.5%	BBB	9.2%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.8%.
Purchases and sales of securities, other than short-term securities, aggregated $39,386,347 and $30,435,020.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,970,643 or 0.8% of net assets.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	24.5%
Education	17.7
Health Care	13.5
Water & Sewer	12.2
Escrowed/Pre-Refunded	11.1
Transportation	10.2
Others* (individually less than 5%)	10.8
100.0%
* Includes short-term investments and net other assets.
Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $247,843,353. Net unrealized appreciation aggregated $9,950,958, of which $10,517,481 related to appreciated investment securities and $566,523 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $376,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Pennsylvania Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $247,935,089) - See accompanying schedule		$ 257,794,311
Cash		4,313,325
Receivable for fund shares sold		462
Interest receivable		3,449,816
Other receivables		39,239
Total assets		265,597,153
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 6,500,108
Payable for fund shares redeemed	432,114
Distributions payable	258,531
Accrued management fee	80,885
Other payables and accrued expenses	35,577
Total liabilities		7,307,215
Net Assets		$ 258,289,938
Net Assets consist of:
Paid in capital		$ 248,568,531
Undistributed net investment income		87,581
Accumulated undistributed net realized gain (loss) on investments		(225,396)
Net unrealized appreciation (depreciation) on investments		9,859,222
Net Assets, for 24,139,057 shares outstanding		$ 258,289,938
Net Asset Value, offering price and redemption price per share ($258,289,938 ÷ 24,139,057 shares)		$10.70

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Pennsylvania Municipal Income Fund
Financial Statements - continued

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Interest		$ 6,421,747
Expenses
Management fee	$ 475,060
Transfer agent fees	94,521
Accounting fees and expenses	38,173
Non-interested trustees' compensation	524
Custodian fees and expenses	2,479
Registration fees	18,720
Audit	14,722
Legal	667
Total expenses before reductions	644,866
Expense reductions	(108,195)	536,671
Net investment income		5,885,076
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		809,275
Change in net unrealized appreciation (depreciation) on investment securities		514,133
Net gain (loss)		1,323,408
Net increase (decrease) in net assets resulting from operations		$ 7,208,484

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Pennsylvania Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 5,885,076	$ 11,455,241
Net realized gain (loss)	809,275	(61,595)
Change in net unrealized appreciation (depreciation)	514,133	13,228,091
Net increase (decrease) in net assets resulting from operations	7,208,484	24,621,737
Distributions to shareholders From net investment income	(5,813,220)	(11,464,193)
From net realized gain	(23,148)	-
Total distributions	(5,836,368)	(11,464,193)
Share transactions Net proceeds from sales of shares	22,515,995	21,400,097
Reinvestment of distributions	4,266,051	8,241,725
Cost of shares redeemed	(13,240,677)	(41,438,892)
Net increase (decrease) in net assets resulting from share transactions	13,541,369	(11,797,070)
Redemption fees	7,266	7,929
Total increase (decrease) in net assets	14,920,751	1,368,403
Net Assets
Beginning of period	243,369,187	242,000,784
End of period (including undistributed net investment income of $87,581 and $15,725, respectively)	$ 258,289,938	$ 243,369,187
Other Information Shares
Sold	2,101,864	2,095,494
Issued in reinvestment of distributions	399,187	804,244
Redeemed	(1,235,800)	(4,070,043)
Net increase (decrease)	1,265,251	(1,170,305)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 10.640	$ 10.060	$ 10.830	$ 10.810	$ 10.490	$ 10.670
Income from Investment Operations Net investment income	.251 D, F	.494 D	.482	.483	.501	.520
Net realized and unrealized gain (loss)	.057 F	.581	(.709)	.126	.350	(.109)
Total from investment operations	.308	1.075	(.227)	.609	.851	.411
Less Distributions
From net investment income	(.247)	(.495)	(.482)	(.483)	(.501)	(.520)
From net realized gain	(.001)	-	(.042)	(.107)	(.030)	(.071)
In excess of net realized gain	-	-	(.020)	-	-	-
Total distributions	(.248)	(.495)	(.544)	(.590)	(.531)	(.591)
Redemption fees added to paid in capital	.000	.000	.001	.001	.000	.000
Net asset value, end of period	$ 10.700	$ 10.640	$ 10.060	$ 10.830	$ 10.810	$ 10.490
Total Return B, C	2.92%	10.99%	(2.16)%	5.77%	8.34%	4.02%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 258,290	$ 243,369	$ 242,001	$ 269,484	$ 264,693	$ 270,977
Ratio of expenses to average net assets	.52% A	.52%	.51%	.55%	.55%	.55%
Ratio of expenses to average net assets after all expense reductions	.43% A, E	.44% E	.51%	.55%	.55%	.53% E
Ratio of net investment income to average net assets	4.71% A, F	4.84%	4.58%	4.45%	4.74%	4.98%
Portfolio turnover rate	25% A	26%	28%	25%	26%	53%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

F Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.001 and decrease net realized and unrealized gain (loss) per share by $.001. Without this change the Ratio of net investment income to average net assets would have been 4.69%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Pennsylvania Municipal Money Market Fund

Performance: The Bottom Line

To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income, but does not include the $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Spartan PA Municipal Money Market	1.53%	3.53%	17.49%	36.29%
Pennsylvania Tax-Free Money Market Funds Average	1.38%	3.26%	16.35%	34.19%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Pennsylvania tax-free money market funds average, which reflects the performance of tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past six months average represents a peer group of 14 mutual funds.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan PA Municipal Money Market	3.53%	3.28%	3.14%
Pennsylvania Tax-Free Money Market Funds Average	3.26%	3.07%	2.98%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Semiannual Report

Spartan Pennsylvania Municipal Money Market Fund
Performance - continued

Yields

	7/2/01	4/2/01	1/1/01	10/2/00	7/3/00
Spartan Pennsylvania Muni Money Market	2.59%	3.24%	4.31%	4.64%	4.18%

Pennsylvania Tax-Free Money Market Funds Average	2.33%	2.89%	3.90%	3.58%	3.83%

Spartan Pennsylvania Municipal Money Market - Tax-equivalent	4.16%	5.21%	6.93%	7.45%	6.72%

Portion of fund's income subject to state taxes	1.26%	0.61%	0.00%	1.92%	0.00%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Pennsylvania tax-free money market funds average as tracked by iMoneyNet, Inc. or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 37.79%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price.

3

Semiannual Report

Spartan Pennsylvania Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
Note to shareholders: Kim Miller became Portfolio Manager of Spartan Pennsylvania Municipal Money Market Fund on May 1, 2001.

Q. Kim, what was the investment environment like during the first six months of 2001?

A. The market was dominated by the Federal Reserve Board's rate-cutting policy. As 2000 came to a close, signs emerged that the U.S. economy was weakening. There was a drop-off in industrial production, and corporate spending declined amid an environment of a struggling stock market and rising energy prices. In spite of higher fuel costs, however, there were no signs that inflationary pressures were building. In an attempt to prevent the U.S. economy from falling into recession, the Fed cut the rate banks charge each other for overnight loans - known as the fed funds target rate - six times. The first cut of 0.50 percentage points came as a surprise to the market, as the Fed implemented it just a few days into the new year, well in advance of its scheduled meeting at the end of January. Amid continued concerns about stagnant economic growth, the Fed reduced the fed funds target rate by one-half percentage point four more times. Three of these cuts came at the Fed's regularly scheduled meetings in January, March and May. The Fed surprised the market again with a 0.50 percentage-point cut between meetings in April, and followed that move with a 0.25 percentage point decrease in June. When all was said and done, the Fed had reduced the fed funds target rate from 6.50% at the beginning of 2001 to 3.75% at the end of June 2001.

Q. Were there any other developments of note within the municipal money market?

A. Yes, there were. Municipal money market funds typically experience cash inflows and outflows at certain times of the year. For example, investors typically take assets out of money market funds in December and April in order to meet tax payments, and January usually brings with it a significant influx of new assets to money market funds. That didn't happen during this period. This time around, withdrawals in December and April were lower than anticipated, and inflows in January were higher than normal. It appears there were two factors driving this development. First, municipal money market yields remained attractive when compared to alternatives in the taxable market. In addition, investors were attracted to less-volatile investments such as money market funds due to the continuing struggles suffered by the equity markets.

Q. What strategy did the fund pursue?

A. As is typically the case in a declining interest-rate environment, our strategy focused on lengthening the average maturity of the fund by investing in longer-term maturities. This approach enables the fund to lock in higher rates as interest rates declined. However, two factors made it somewhat difficult for us to extend the average maturity. The significant amount of new capital coming into the fund, by nature, shortened the average maturity. Furthermore, the limited supply of new securities that came to market in Pennsylvania was sold quickly. We made it a point to be aggressive at securing new deals when they became available.

Semiannual Report

Spartan Pennsylvania Municipal Money Market Fund

Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on June 30, 2001, was 2.69%, compared to 4.29% six months ago. The latest yield was the equivalent of a 4.32% taxable yield for Pennsylvania investors in the 37.79% combined federal and state income tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through June 30, 2001, the fund's six-month total return was 1.53%, compared to 1.38% for the Pennsylvania tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook?

A. We are approaching the time when the Fed should finish its program of easing rates to stimulate the economy. There are differing opinions as to when that will happen. Many economists and media commentators believe the Fed is very close to being done; others feel we will witness more rate cuts at the next two or three meetings. Within this environment, I'm looking to take advantage of opportunities along all parts of the yield curve, while maintaining a bias toward keeping the average maturity on the long side. Another aspect that bodes well for the municipal money market is that municipal money market securities remain relatively cheap on an after-tax basis.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to seek high current income exempt from federal and Pennsylvania state income tax as is consistent with the preservation of capital

Fund number: 401

Trading symbol: FPTXX

Start date: August 6, 1986

Size: as of June 30, 2001, more than $220 million

Manager: Kim Miller, since May 2001; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1990

3

Semiannual Report

Spartan Pennsylvania Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 6/30/01	% of fund's investments 12/31/00	% of fund's investments 6/30/00
0 - 30	78.9	80.0	78.5
31 - 90	0.9	1.2	4.4
91 - 180	8.4	14.0	1.7
181 - 397	11.8	4.8	15.4
Weighted Average Maturity
	6/30/01	12/31/00	6/30/00
Spartan Pennsylvania Municipal Money Market Fund	51 Days	43 Days	59 Days
Pennsylvania Tax-Free Money Market Funds Average *	43 Days	39 Days	34 Days
Asset Allocation (% of fund's net assets)
As of June 30, 2001	As of December 31, 2000
Variable Rate Demand Notes (VRDNs) 79.3%	Variable Rate Demand Notes (VRDNs) 78.3%
Commercial Paper (including CP Mode) 1.8%	Commercial Paper (including CP Mode) 0.9%
Tender Bonds 6.4%	Tender Bonds 8.5%
Municipal Notes 4.8%	Municipal Notes 9.3%
Other Investments 9.1%	Other Investments 3.8%
Net Other Assets** (1.4)%	Net Other Assets** (0.8)%

** Net Other Assets are not included in the pie chart.

*Source: iMoneyNet, Inc.

Semiannual Report

Spartan Pennsylvania Municipal Money Market Fund

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Securities - 101.4%
	Principal Amount	Value (Note 1)
Pennsylvania - 101.4%
Allegheny County Arpt. Rev. Participating VRDN Series PA 567, 2.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(c)(e)	$ 2,000,000	$ 2,000,000
Allegheny County Hosp. Dev. Auth.:
Bonds (South Hills Health Sys. Proj.) Series 1998 B, 3.25%, tender 4/1/02, LOC PNC Bank NA (b)	2,000,000	2,000,000
Participating VRDN Series PA 748, 2.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)	2,095,000	2,095,000
Allegheny County Hosp. Dev. Auth. Rev. (St. Margaret Mem. Hosp. Proj.) Series 1992 A, 2.76%, LOC Mellon Bank NA, Pittsburgh, VRDN (b)	3,840,000	3,840,000
Allegheny County Indl. Dev. Auth. Rev.:
(Doren, Inc. Proj.) Series 1997 C, 2.95%, LOC Nat'l. City Bank, PA, VRDN (b)(c)	2,300,000	2,300,000
(North Versailles Shopping Ctr. Proj.) Series 1992, 2.8%, LOC Bank One NA, VRDN (b)	2,500,000	2,500,000
(R.I. Lampus Co. Proj.) Series 1997 A, 2.95%, LOC Nat'l. City Bank, PA, VRDN (b)(c)	2,560,000	2,560,000
(Union Elec. Steel Co. Proj.) Series 1996 A, 2.9%, LOC PNC Bank NA, VRDN (b)(c)	3,120,000	3,120,000
Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Participating VRDN Series EGL 95 3503, 2.78% (Liquidity Facility Citibank NA, New York) (b)(e)	3,500,000	3,500,000
Berks County Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Citizens Communications Co. Proj.) Series 1996, 4.95% tender 7/12/01, CP mode (c)	2,000,000	2,000,000
Berks County Indl. Dev. Auth. Rev.:
(Brentwood Industries, Inc. Proj.) Series 2000, 2.8%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(c)	2,100,000	2,100,000
(Construction Fasteners Proj.) Series 1996 B, 2.9%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(c)	655,000	655,000
(Giorgi Mushroom Co. Proj.):
Series 2000 A, 2.85%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(c)	1,000,000	1,000,000
Series C, 2.75%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(c)	2,000,000	2,000,000
(Grafika Commercial Printing, Inc. Proj.) Series 1995, 2.8%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(c)	1,155,000	1,155,000
(KTB Real Estate Partnership Proj.) 2.85%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(c)	2,100,000	2,100,000
(RAM Industries, Inc. Proj.) Series 1996, 2.8%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(c)	2,865,000	2,865,000
(The Bachman Co. Proj.) Series 1994, 2.85%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(c)	2,015,000	2,015,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Boyertown Area School District TRAN 3.3% 6/28/02 (a)	$ 1,800,000	$ 1,807,776
Bucks County Indl. Dev. Auth. Rev.:
(Associates Proj.) Series 1993, 2.85%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(c)	870,000	870,000
(Double H Plastics, Inc. Proj.) Series 1993, 2.85%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(c)	850,000	850,000
Butler County Indl. Dev. Auth. Rev. (Armco, Inc. Proj.) Series 1996 A, 2.9%, LOC Fifth Third Bank, Cincinnati, VRDN (b)(c)	1,500,000	1,500,000
Central Bucks School District Series 2000 A, 2.76% (FGIC Insured), VRDN (b)	4,810,000	4,810,000
Cheltenham Township Gen. Oblig. TRAN 4.24% 12/31/01	2,300,000	2,300,441
Cumberland County Indl. Dev. Auth. Rev. (Lane Enterprises, Inc. Proj.) Series 1994, 2.8%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(c)	1,500,000	1,500,000
Dallastown Area School District York County Series 2000, 2.76% (FGIC Insured), VRDN (b)	2,500,000	2,500,000
Delaware County Indl. Dev. Auth. Arpt. Facilities Rev. (United Parcel Svc. Proj.) Series 1985, 3.25%, VRDN (b)	5,375,000	5,375,000
Delaware County Indl. Dev. Auth. Poll. Cont. Rev.:
Bonds (Philadelphia Elec. Co. Proj.) Series 1988 A, 3.2% tender 9/10/01 (FGIC Insured) (Liquidity Facility FGIC-SPI), CP mode	2,000,000	2,000,000
(BP Oil, Inc. Proj.) Series 1985, 3.3% (British Petroleum Co. PLC Guaranteed), VRDN (b)	2,500,000	2,500,000
Emmaus Gen. Auth. Rev. (Pennsylvania Ln. Prog.) Series 2000 A, 2.76% (FSA Insured), VRDN (b)	2,000,000	2,000,000
Erie City School District Participating VRDN Series AAB 01 A5, 2.77% (Liquidity Facility ABN-AMRO Bank NV) (b)(e)	4,000,000	4,000,000
Erie County Gen. Oblig. TRAN 4.6% 12/14/01	2,100,000	2,100,917
Erie County Indl. Dev. Auth. Rev. (Carlisle Corp. Proj.) Series 1993, 2.8%, LOC Suntrust Bank, VRDN (b)(c)	1,000,000	1,000,000
Erie County Prison Auth. Lease Rev. Bonds:
6.45% 11/1/01 (MBIA Insured) (Escrowed to Maturity) (d)	2,000,000	2,021,714
6.625% 11/1/14 (MBIA Insured) (Pre-Refunded to 11/1/01 @ 100) (d)	2,500,000	2,528,573
Erie High Ed. Bldg. Auth. Univ. Rev. Bonds (Gannon Univ. Proj.) Series 1998 F, 3.35%, tender 1/15/02, LOC PNC Bank NA (b)	3,000,000	3,000,000
Geisinger Auth. Health Sys. Rev. (Geisinger Health Sys. Proj.) Series 2000, 3.25% (Liquidity Facility Morgan Guaranty Trust Co., NY), VRDN (b)	6,575,000	6,575,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Huntingdon County Gen. Auth. College Rev. Bonds (Juniata College Proj.) Series 2001 A, 4%, tender 5/1/02, LOC PNC Bank NA (b)	$ 2,000,000	$ 2,016,276
Lancaster Higher Ed. Auth. College Rev. (Franklin & Marshall College Proj.) 2.78% (BPA Chase Manhattan Bank), VRDN (b)	2,925,000	2,925,000
Lawrence County Indl. Dev. Auth. Indl. Dev. Rev. (Atlantic States Materials Proj.) Series 1999, 2.85%, LOC Wachovia Bank NA, VRDN (b)(c)	2,200,000	2,200,000
Lebanon Co. Health Facilities Auth. Rev. (ECC Retirement Village Proj.) Series 2000, 2.76%, LOC Northern Trust Co., Chicago, VRDN (b)	3,000,000	3,000,000
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. (Allegheny Elec. Coop., Inc. Proj.):
Series 1984 A, 2.8%, LOC RaboBank Nederland Coop. Central, VRDN (b)	500,000	500,000
Series 1984 B, 2.8%, LOC RaboBank Nederland Coop. Central, VRDN (b)	800,000	800,000
Mercer County Gen. Oblig. Participating VRDN Series AAB 01 18, 2.77% (Liquidity Facility ABN-AMRO Bank NV) (b)(e)	3,000,000	3,000,000
Montgomery County Indl. Dev. Auth. Rev.:
(H.P. Cadwallader, Inc. Proj.) Series 1995, 2.9%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(c)	580,000	580,000
(RJI LP Proj.) Series 1992, 2.75%, LOC First Union Nat'l. Bank, North Carolina, VRDN (b)(c)	765,000	765,000
Neshaminy School District TRAN 3% 6/28/02 (a)	2,200,000	2,204,642
New Garden Gen. Auth. Muni. Rev. (Muni. Pooled Fing. Prog.) Series 1999, 2.7% (AMBAC Insured), VRDN (b)	3,500,000	3,500,000
North Pennsylvania Wtr. Auth. Wtr. Rev. Participating VRDN Series SGA 30, 2.73% (Liquidity Facility Societe Generale) (b)(e)	5,700,000	5,700,000
Northampton County Indl. Dev. Auth. Rev.:
(Bedford Park Proj.) Series 1996 A, 2.8%, LOC Harris Trust & Savings Bank, Chicago, VRDN (b)(c)	1,425,000	1,425,000
(Binney & Smith, Inc. Proj.) Series 1997 A, 2.8%, LOC Bank One NA, Chicago, VRDN (b)(c)	2,350,000	2,350,000
(Victoria Vogue Proj.) 2.9%, LOC PNC Bank NA, VRDN (b)(c)	1,410,000	1,410,000
Northampton Indl. Dev. Auth. Rev. (Ultra-Poly Corp., Portland Ind. Park Proj.) 2.9%, LOC PNC Bank NA, VRDN (b)(c)	1,900,000	1,900,000
Northeastern Pennsylvania Hosp. & Edl. Auth. Health Care Rev. (Wyoming Valley Health Care Proj.) Series 1994 A, 2.875% (AMBAC Insured), VRDN (b)	2,000,000	2,000,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Northumberland County Indl. Dev. Auth. Rev. (Foster Wheeler Mount Carmel, Inc. Proj.):
Series 1987 A, 2.9%, LOC UBS AG, VRDN (b)(c)	$ 1,815,000	$ 1,815,000
Series 1987 B, 2.9%, LOC UBS AG, VRDN (b)(c)	5,990,000	5,990,000
Norwin School District Participating VRDN Series AAB 01 12, 2.77% (Liquidity Facility ABN-AMRO Bank NV) (b)(e)	2,200,000	2,200,000
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. (Merck & Co. Proj.) Series 2000, 2.73%, VRDN (b)(c)	5,000,000	5,000,000
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev.:
(Dodge-Regupol, Inc. Proj.) Series D4, 2.9%, LOC PNC Bank NA, VRDN (b)(c)	900,000	900,000
(Esschem, Inc. Proj.) Series 1991 D10, 2.9%, LOC PNC Bank NA, VRDN (b)(c)	1,525,000	1,525,000
(Pappafava Proj. ) Series 1989 D7, 2.9%, LOC PNC Bank NA, VRDN (b)(c)	100,000	100,000
(Port Erie Plastics Proj.) Series 1989 D9, 2.9%, LOC PNC Bank NA, VRDN (b)(c)	150,000	150,000
(Respironics, Inc. Proj.) Series 1989 F, 2.9%, LOC PNC Bank NA, VRDN (b)(c)	400,000	400,000
(Sun Star, Inc. Proj.) Series 1994 A5, 2.9%, LOC PNC Bank NA, VRDN (b)(c)	400,000	400,000
Series 1996 A1, 2.9%, LOC PNC Bank NA, VRDN (b)(c)	425,000	425,000
Series 1996 A2, 2.9%, LOC PNC Bank NA, VRDN (b)(c)	1,300,000	1,300,000
Series 1996 A3, 2.9%, LOC PNC Bank NA, VRDN (b)(c)	600,000	600,000
Series 1996 A7, 2.9%, LOC PNC Bank NA, VRDN (b)(c)	575,000	575,000
Pennsylvania Econ. Dev. Fing. Auth. Rev.:
(ASK Foods, Inc. Proj.) Series A1, 2.9%, LOC PNC Bank NA, VRDN (b)(c)	185,000	185,000
(Suntory Wtr. Group, Inc. Proj.) Series 1992 D, 2.85%, LOC Wachovia Bank NA, VRDN (b)(c)	4,900,000	4,900,000
Pennsylvania Gen. Oblig. Participating VRDN Series FRRI 01 L7, 2.9% (Liquidity Facility Lehman Brothers, Inc.) (b)(e)	1,500,000	1,500,000
Pennsylvania Higher Ed. Assistance Agcy. Student Ln. Rev.:
Series 2000 A, 2.95% (AMBAC Insured), VRDN (b)(c)	2,000,000	2,000,000
2.8% (AMBAC Insured), VRDN (b)(c)	15,200,000	15,200,000
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Bonds:
(Carlow College Proj.) Series 1997 B2, 4.4%, tender 11/1/01, LOC PNC Bank NA (b)	2,000,000	2,000,000
(Muhlenberg College Proj.) Series 1999 D5, 3.1%, tender 5/1/02, LOC PNC Bank NA (b)	2,000,000	2,000,000
(Waynesburg College Proj.) Series 1997, 3.2%, tender 4/1/02, LOC PNC Bank NA (b)	3,200,000	3,200,000
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Pennsylvania Higher Edl. Facilities Auth. Rev.: - continued
(Carnegie-Mellon Univ. Proj.) Series C, 3.25% (BPA Morgan Guaranty Trust Co., NY), VRDN (b)	$ 2,900,000	$ 2,900,000
Pennsylvania Hsg. Fin. Agcy. Bonds Series I, 4.5% 12/1/01 (c)	1,900,000	1,900,000
Pennsylvania Tpk. Commission Tpk. Rev. Bonds Series J, 7.2% 12/1/17 (FGIC Insured) (Pre-Refunded to 12/1/01 @ 102) (d)	6,000,000	6,218,841
Philadelphia Auth. for Indl. Dev. Revs. (30th Street Station Proj.) 3.05% (MBIA Insured), VRDN (b)(c)	2,100,000	2,100,000
Philadelphia Hosps. & Higher Ed. Facilities Auth. Hosp. Rev.:
Bonds (Childrens Hosp. of Philadelphia Proj.) Series A, 6.5% 2/15/21 (Pre-Refunded to 2/15/02 @ 102) (d)	1,000,000	1,039,664
(Childrens Hosp. of Philadelphia Proj.) Series A, 3.3% (BPA Morgan Guaranty Trust Co., NY), VRDN (b)	6,240,000	6,240,000
Philadelphia Wtr. & Wastewtr. Rev. Participating VRDN Series CDC 97 Q, 2.76% (Liquidity Facility Caisse des Depots et Consignations) (b)(e)	1,980,000	1,980,000
Red Lion Area School District TRAN Series 2001, 3.3% 6/28/02 (a)	2,300,000	2,311,063
Schuylkill County Indl. Dev. Auth. Resource Recovery Rev. (Northeastern Pwr. Co. Proj.):
Series 1997 A, 3.25%, LOC Dexia Cr. Local de France, VRDN (b)	3,000,000	3,000,000
Series 1997 B, 3.35%, LOC Dexia Cr. Local de France, VRDN (b)(c)	1,400,000	1,400,000
Schuylkill County Indl. Dev. Auth. Rev. (Metal Sales Manufacturing Corp.) Series 1995, 2.93%, LOC Firstar Bank NA, VRDN (b)(c)	600,000	600,000
Somerset County Gen. Auth. Commonwealth Lease Rev. Bonds 6.6% 10/15/02 (FGIC Insured) (Pre-Refunded to 10/15/01 @ 100) (d)	2,000,000	2,013,791
South Fork Muni. Auth. Hosp. Rev. (Conemaugh Health Ctr. Proj.) Series A, 3.3% (MBIA Insured), LOC Cr. Suisse First Boston Bank, VRDN (b)	5,285,000	5,285,000
Temple Univ. Commonwealth Higher Ed. Bonds 4% 5/8/02	2,200,000	2,217,819
Municipal Securities - continued
	Principal Amount	Value (Note 1)
Pennsylvania - continued
Univ. of Pittsburgh Commonwealth Sys. of Higher Ed.:
Bonds (Pennsylvania Panthers Proj.) Series 2001 A, 4% 4/4/02	$ 2,200,000	$ 2,212,888
(Pennsylvania Panthers Proj.) 2.9%, VRDN (b)	4,400,000	4,400,000
TOTAL INVESTMENT PORTFOLIO - 101.4%		223,504,405
NET OTHER ASSETS - (1.4)%		(3,023,635)
NET ASSETS - 100%		$ 220,480,770
Total Cost for Income Tax Purposes $ 223,504,405
Security Type Abbreviations
CP - COMMERCIAL PAPER
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
Income Tax Information
At December 31, 2000, the fund had a capital loss carryforward of approximately $35,000 of which $8,000 and $27,000 will expire on December 31, 2003 and 2004, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Pennsylvania Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value - See accompanying schedule		$ 223,504,405
Cash		2,236,345
Receivable for fund shares sold		325,593
Interest receivable		1,029,534
Other receivables		11,466
Total assets		227,107,343
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 6,323,481
Payable for fund shares redeemed	199,181
Distributions payable	10,370
Accrued management fee	91,024
Other payables and accrued expenses	2,517
Total liabilities		6,626,573
Net Assets		$ 220,480,770
Net Assets consist of:
Paid in capital		$ 220,515,299
Accumulated net realized gain (loss) on investments		(34,529)
Net Assets, for 220,513,152 shares outstanding		$ 220,480,770
Net Asset Value, offering price and redemption price per share ($220,480,770 ÷ 220,513,152 shares)		$1.00

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Pennsylvania Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Interest		$ 3,788,313
Expenses
Management fee	$ 538,746
Non-interested trustees' compensation	466
Total expenses before reductions	539,212
Expense reductions	(26,568)	512,644
Net investment income		3,275,669
Net Realized Gain (Loss) on Investments		19
Net increase in net assets resulting from operations		$ 3,275,688

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Spartan Pennsylvania Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 3,275,669	$ 7,634,525
Net realized gain (loss)	19	18,969
Net increase (decrease) in net assets resulting from operations	3,275,688	7,653,494
Distributions to shareholders from net investment income	(3,275,669)	(7,634,525)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	77,832,638	159,483,469
Reinvestment of distributions from net investment income	3,148,721	7,274,343
Cost of shares redeemed	(74,348,049)	(154,220,445)
Net increase (decrease) in net assets and shares resulting from share transactions	6,633,310	12,537,367
Total increase (decrease) in net assets	6,633,329	12,556,336
Net Assets
Beginning of period	213,847,441	201,291,105
End of period	$ 220,480,770	$ 213,847,441

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.015	.037	.029	.031	.033	.032
Less Distributions
From net investment income	(.015)	(.037)	(.029)	(.031)	(.033)	(.032)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B, C, D	1.53%	3.80%	2.91%	3.15%	3.36%	3.21%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 220,481	$ 213,847	$ 201,291	$ 216,487	$ 229,469	$ 242,386
Ratio of expenses to average net assets	.50% A	.50%	.50%	.50%	.50%	.50%
Ratio of expenses to average net assets after all expense reductions	.48% A, E	.50%	.50%	.50%	.50%	.48% E
Ratio of net investment income to average net assets	3.06% A	3.74%	2.87%	3.10%	3.31%	3.17%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the account closeout fee.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Spartan Pennsylvania Municipal Income Fund (the income fund) is a fund of Fidelity Municipal Trust. Spartan Pennsylvania Municipal Money Market Fund (the money market fund) is a fund of Fidelity Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of Pennsylvania. The following summarizes the significant accounting policies of the income fund and the money market fund:

Security Valuation.

Each fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Money Market Fund. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures transactions and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the income fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the income fund, but resulted in a $68,079 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $28,457; decrease net unrealized appreciation/depreciation by $26,520; and decrease net realized gain (loss) by $1,937. The Statement of Changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee.

Income Fund. As the income fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .38% of average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Money Market Fund. As the money market fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .50% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustee.

FMR also bears the cost of providing shareholder services to the money market fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $1,409 for the period.

Sub-Adviser Fee. As each fund's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the income fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annualized rate of .08% of average net assets.

Fidelity Municipal Cash Central Fund. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the funds may invest in the Fidelity Municipal Cash Central Fund (the Cash Fund) managed by FIMM. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. The Cash Fund does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as interest income in the accompanying financial statements.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. FMR has borne the cost of the money market fund's premium payable to FIDFUNDS.

5. Expense Reductions.

Through arrangements with the income fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody, transfer agent and accounting expenses by $2,479, $86,179 and $19,537, respectively.

In addition, through an arrangement with the money market fund's custodian and transfer agent, $26,568 of credits realized as a result of uninvested cash balances were used to reduce the fund's expenses.

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on April 18, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.*
	# of Votes Cast	% of Votes Cast
Affirmative	588,735,972.83	88.966
Against	21,107,857.68	3.190
Abstain	51,905,965.49	7.844
TOTAL	661,749,796.00	100.000
Broker Non-Votes	3,928,544.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Trust Instrument.*
	# of Votes Cast	% of Votes Cast
Affirmative	569,063,418.55	85.993
Against	38,954,429.61	5.887
Abstain	53,731,947.84	8.120
TOTAL	661,749,796.00	100.000
Broker Non-Votes	3,928,544.00
PROPOSAL 3
To elect the fourteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	590,566,097.42	88.716
Withheld	75,112,242.58	11.284
TOTAL	665,678,340.00	100.000
Ralph F. Cox
Affirmative	590,884,350.73	88.764
Withheld	74,793,989.27	11.236
TOTAL	665,678,340.00	100.000
	# of Votes Cast	% of Votes Cast
Phyllis Burke Davis
Affirmative	590,088,213.15	88.645
Withheld	75,590,126.85	11.355
TOTAL	665,678,340.00	100.000
Robert M. Gates
Affirmative	590,595,725.60	88.721
Withheld	75,082,614.40	11.279
TOTAL	665,678,340.00	100.000
Abigail P. Johnson
Affirmative	587,416,641.22	88.243
Withheld	78,261,698.78	11.757
TOTAL	665,678,340.00	100.000
Edward C. Johnson 3d
Affirmative	589,796,637.97	88.601
Withheld	75,881,702.03	11.399
TOTAL	665,678,340.00	100.000
Donald J. Kirk
Affirmative	590,875,468.88	88.763
Withheld	74,802,871.12	11.237
TOTAL	665,678,340.00	100.000
Marie L. Knowles
Affirmative	590,543,328.44	88.713
Withheld	75,135,011.56	11.287
TOTAL	665,678,340.00	100.000
Ned C. Lautenbach
Affirmative	590,728,794.94	88.741
Withheld	74,949,545.06	11.259
TOTAL	665,678,340.00	100.000
Peter S. Lynch
Affirmative	591,037,063.37	88.787
Withheld	74,641,276.63	11.213
TOTAL	665,678,340.00	100.000
	# of Votes Cast	% of Votes Cast
Marvin L. Mann
Affirmative	590,676,424.63	88.733
Withheld	75,001,915.37	11.267
TOTAL	665,678,340.00	100.000
William O. McCoy
Affirmative	590,708,035.68	88.738
Withheld	74,970,304.32	11.262
TOTAL	665,678,340.00	100.000
Robert C. Pozen
Affirmative	590,554,497.90	88.715
Withheld	75,123,842.10	11.285
TOTAL	665,678,340.00	100.000
William S. Stavropoulos
Affirmative	589,991,243.07	88.630
Withheld	75,687,096.93	11.370
TOTAL	665,678,340.00	100.000
PROPOSAL 5
To approve an amended management contract for Spartan Pennsylvania Municipal Money Market Fund.
	# of Votes Cast	% of Votes Cast
Affirmative	102,216,727.54	81.580
Against	14,445,509.61	11.529
Abstain	8,634,014.52	6.891
TOTAL	125,296,251.67	100.000
PROPOSAL 8
To eliminate Spartan Pennsylvania Municipal Money Market Fund's fundamental 80% investment policy and adopt a comparable non-fundamental policy.
	# of Votes Cast	% of Votes Cast
Affirmative	100,452,041.02	82.767
Against	14,353,706.98	11.826
Abstain	6,561,959.67	5.407
TOTAL	121,367,707.67	100.000
Broker Non-Votes	3,928,544.00
PROPOSAL 10
To amend Spartan Pennsylvania Municipal Money Market Fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	99,474,591.56	81.961
Against	15,846,393.58	13.057
Abstain	6,046,722.53	4.982
TOTAL	121,367,707.67	100.000
Broker Non-Votes	3,928,544.00
PROPOSAL 11
To amend Spartan Pennsylvania Municipal Money Market Fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	102,042,091.62	84.077
Against	12,472,699.34	10.277
Abstain	6,852,916.71	5.646
TOTAL	121,367,707.67	100.000
Broker Non-Votes	3,928,544.00

*Denotes trust-wide proposals and voting results.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
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Campbell, CA

527 North Brand Boulevard
Glendale, CA

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Los Angeles, CA

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Colorado

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Connecticut

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Delaware

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Florida

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Naples, FL

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Georgia

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Illinois

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Indiana

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Maine

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Maryland

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Massachusetts

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Boston, MA

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Boston, MA

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44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
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Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

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New York, NY

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New York, NY

North Carolina

4611 Sharon Road
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600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
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Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
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Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Sub-Adviser

Fidelity Investments Money
Management, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Dwight D. Churchill, Vice President

Boyce I. Greer, Vice President

David L. Murphy, Vice President

Christine J. Thompson, Vice President -
Income Fund

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

Stanley N. Griffith, Assistant Vice President

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *
(Fidelity Municipal Trust II only)

* Independent trustees

Advisory Board

Robert C. Pozen

William S. Stavropoulos
(Fidelity Municipal Trust only)

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Spartan®

Short-Intermediate
Municipal Income

Fund

Semiannual Report

June 30, 2001

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Amid a slowing economy highlighted by frequent corporate earnings disappointments, mounting unemployment and waning consumer confidence, equity investors abandoned expensive, large-cap growth stocks in favor of the current earnings delivered by small- and mid-cap value stocks during the first six months of 2001. Fixed-income investments also offered a measure of stability, as corporate, mortgage and agency securities generally outperformed many popular equity indexes through the mid-point of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past one year, past five year and past 10 year total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended June 30, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Spartan Short-Intermediate Municipal Income	3.35%	7.35%	26.67%	65.32%
LB 1-6 Year Municipal Bond	3.73%	7.78%	29.43%	n/a*
Short-Intermediate Municipal Debt Funds Average	3.03%	7.05%	24.40%	67.87%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-6 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and six years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 39 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Past 10 years
Spartan Short-Intermediate Municipal Income	7.35%	4.84%	5.16%
LB 1-6 Year Municipal Bond	7.78%	5.30%	n/a*
Short-Intermediate Municipal Debt Funds Average	7.05%	4.46%	5.31%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan Short-Intermediate Municipal Income Fund on June 30, 1991. As the chart shows, by June 30, 2001, the value of the investment would have grown to $16,532 - a 65.32% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,967 - a 99.67% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Performance - continued

Total Return Components

	Six months ended June 30,	Years ended December 31,
	2001	2000	1999	1998	1997	1996
Dividend returns	2.07%	4.28%	3.85%	4.19%	4.35%	4.28%
Capital returns	1.28%	1.92%	-2.24%	0.50%	1.10%	-0.40%
Total returns	3.35%	6.20%	1.61%	4.69%	5.45%	3.88%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended June 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.39¢	20.70¢	41.66¢
Annualized dividend rate	4.02%	4.08%	4.12%
30-day annualized yield	3.24%	-	-
30-day annualized tax-equivalent yield	5.06%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.26 over the past one month, $10.22 over the past six months and $10.12 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

In an effort to kick-start the sputtering U.S. economy, the Federal Reserve Board reduced key short-term interest rates six times during the first half of 2001, lowering the fed funds target rate from 6.50% to 3.75%. While the full effect of these cuts likely won't be felt for several months, they had an immediate impact on the performance of tax-free municipal bonds, particularly those of short and intermediate maturity, which typically benefit in a declining interest-rate environment. The muni market also received a boost given the steady demand from institutional, retail and high-net-worth investors, as well as an encouraging credit upgrade environment. For the overall six-month period ending June 30, 2001, the Lehman Brothers Municipal Bond Index - an index of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 2.88%. As is often the case in financial markets, some of the good news was offset by several factors. In April, for instance, the $25 billion downgrade of California's general obligation bonds - the largest muni downgrade on record - tempered performance. Additionally, as interest rates continued to trend downward, so did the prices of long-term munis. Also, President Bush's newly enacted tax program raised moderate concerns about higher muni supply and lower muni demand going forward.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Short-Intermediate Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the six-month period that ended June 30, 2001, the fund had a total return of 3.35%. To get a sense of how the fund did relative to its competitors, the short-intermediate municipal debt funds average returned 3.03% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers 1-6 Year Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 3.73%. For the 12-month period that ended June 30, 2001, the fund had a total return of 7.35%. In comparison, the short-intermediate municipal debt funds average returned 7.05% and the Lehman Brothers index returned 7.78% for the same 12-month period.

Q. What drove the fund's performance and helped it outpace it peers during the past six months?

A. Falling interest rates, of course, were the main factor driving the municipal bond market's and the fund's performance during the period. Short- and intermediate-maturity municipal bonds performed quite well, as the Federal Reserve Board cut short-term rates six times in as many months. In response, short- and intermediate-maturity municipal bond yields generally fell and their prices typically rose. Long-maturity bonds, on the other hand, tended to stall due to growing concerns about creeping inflation, both now and in the future. Part of the reason why the fund outpaced its peers was its focus on very short-term bonds - such as those maturing in about a year - which posted strong gains during the period thanks to very high demand.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What other factors aided performance?

A. One of last year's disappointments turned out to be one of this year's best decisions and boosted the fund's performance. The fund's significant underweighting of California munis detracted from performance last year. Gains in personal income and the technology stock slump prompted strong demand for tax-free California bonds, helping them to outperform most other states throughout the second half of 2000. But given their expensive prices compared to other states, I generally avoided California bonds. This year, a litany of woes - including a weakening economy, the state's ongoing power crisis and the credit rating downgrade of California state-issued general obligation bonds - caused California municipals to lag the nation as a whole. Further clouding the outlook for the California municipal market was the threat of about $10 billion in power revenue bonds scheduled to be issued later this year to help replenish the state's coffers and pay for future power needs.

Q. Which states did you emphasize?

A. Generally speaking, I emphasized bonds from states that offered attractive relative valuations and underweighted bonds from states with high levels of state income taxes and/or strong wealth levels. Just as it did in California, strong wealth levels and high state taxes spurred demand for tax-free investments in states such as New York and Florida, and their prices tended to be quite expensive as a result. So I focused on finding bargains in states such as Texas, where credit quality was high and demand was firm, but where muni prices were more reasonable.

Q. Given the nation's economic slowdown, did you make any other changes to the fund's investments during the past six months?

A. Not really, since I already had positioned the fund anticipating economic weakness in 2001. I maintained the fund's relatively high credit quality, with more than 89% of its investments in bonds rated A or higher by Moody's Investors Service or Standard & Poor's® at the end of the period. My emphasis on these investment-grade bonds reflected that, for the most part, I didn't feel lower-quality bonds offered enough incentive in the form of additional yield for their increased risk, especially given the weakness of the economy. In terms of sectors, I had previously diversified away from economically sensitive sectors - such as general obligation bonds - into groups such as education, electric utilities and transportation.

Q. What's ahead for the municipal market?

A. The direction of interest rates and, ultimately, the performance of the bond markets largely will be determined by the strength of the economy. At the end of June, bond prices reflected expectations for further interest-rate cuts. Continued economic weakness could help sustain the drop in interest rates, while an economic rebound could spell higher rates in the fall. As for municipals in particular, their performance also will be dependent on whether investors view them as attractively valued relative to other fixed-income alternatives.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks as high a level of current income, exempt from federal income tax, as is consistent with preservation of capital

Fund number: 404

Trading symbol: FSTFX

Start date: December 24, 1986

Size: as of June 30, 2001, more than $1.0 billion

Manager: Christine Thompson, since 2000; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on trends in credit quality:

"Municipal issuers generally enjoyed strong revenue growth during the past year as tax receipts and user fees exceeded budget forecasts. Infrastructure spending on transportation projects and school facility improvements accelerated, but generally were met with strong taxpayer support that eased the challenges associated with financing such projects. That said, revenue growth is slowing in response to weaker economic conditions across the country.

"Within the municipal market, there were some widely divergent trends. After two years of general decline, many health care issuers have begun to stabilize. In light of this development, the fund has taken a selective approach, concentrating hospital bond investments in those facilities identified as the dominant service providers in their market with the ability to translate their competitive strength into higher prices.

"On the other hand, corporate-backed municipal bond issues lagged as slowing economic growth gave rise to heightened concerns about leveraged corporate balance sheets. Corporate-backed municipal issues are concentrated in some cyclical industry groups - such as the paper, automobile and airline industries - and those that are subject to aggressive restructuring - such as the electric utility industry."

Semiannual Report

Investment Changes

Top Five States as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Texas	18.5	15.8
Georgia	9.0	9.1
Washington	7.9	5.6
New Jersey	5.4	7.5
Arizona	5.3	4.1
Top Five Sectors as of June 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	45.6	38.0
Electric Utilities	17.4	17.6
Escrowed/Pre-Refunded	11.2	17.2
Transportation	9.7	8.8
Special Tax	6.8	5.5
Average Years to Maturity as of June 30, 2001
		6 months ago
Years	3.2	3.4
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of June 30, 2001
6 months ago
Years	2.9	2.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of June 30, 2001	As of December 31, 2000
Aaa 58.9%	Aaa 64.0%
Aa, A 30.5%	Aa, A 25.5%
Baa 5.0%	Baa 6.9%
Not Rated 1.4%	Not Rated 0.6%
Short-term Investments 4.2%	Short-term Investments 3.0%

Where Moody's ratings are not available, we have used S&P ® ratings. Amounts shown are as a percentage of the fund's investments.

Semiannual Report

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Municipal Bonds - 102.0%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Alabama - 0.2%
Alabama Agric. & Mechanical Univ. Revs. 6.5% 11/1/25 (MBIA Insured) (Pre-Refunded to 11/1/05 @ 102) (e)	Aaa	$ 2,000	$ 2,264
Alaska - 2.2%
Alaska Student Ln. Corp. Student Ln. Rev. Series A:
5.1% 7/1/04 (AMBAC Insured) (d)	Aaa	2,700	2,770
5.55% 7/1/03 (AMBAC Insured) (d)	Aaa	1,000	1,030
Anchorage Gen. Oblig. Series B, 5.75% 12/1/11 (FGIC Insured)	Aaa	2,500	2,746
North Slope Borough Gen. Oblig.:
Series 1996 B, 0% 6/30/07 (MBIA Insured)	Aaa	2,400	1,853
Series A, 0% 6/30/03 (MBIA Insured)	Aaa	9,000	8,399
Series B:
0% 6/30/05 (FSA Insured)	Aaa	3,000	2,560
0% 6/30/08 (MBIA Insured)	Aaa	1,240	904
0% 6/30/06 (MBIA Insured)	Aaa	3,500	2,846
			23,108
Arizona - 3.7%
Arizona Trans. Board Excise Tax Rev. (Maricopa County Reg'l. Area Road Fund Prog.):
Series 1993 A, 5.6% 7/1/03 (AMBAC Insured)	Aaa	1,790	1,875
Series B, 6% 7/1/03 (AMBAC Insured)	Aaa	5,000	5,277
5.25% 7/1/05 (AMBAC Insured)	Aaa	10,000	10,600
Maricopa County Cmnty. College District (1994 Proj.) Series 2001 D, 4% 7/1/03	Aaa	3,000	3,048
Maricopa County School District #28 Kyrene Elementary Series B, 0% 7/1/04 (FGIC Insured)	Aaa	3,000	2,692
Maricopa County School District #6 Washington Elementary (1996 Proj.) Series C, 5% 7/1/04 (FGIC Insured)	Aaa	3,150	3,288
Mesa Street & Hwy. Rev. 6.5% 7/1/11 (FSA Insured)	Aaa	1,000	1,170
Mesa Util. Sys. Rev. 6.5% 7/1/11 (FGIC Insured)	Aaa	5,250	6,141
Pima County Cmnty. College District Rev. Series 2001, 5% 7/1/04 (AMBAC Insured)	Aaa	1,300	1,357
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Arizona - continued
Salt River Proj. Agric. Impt. & Pwr. District Elec. Sys. Rev. Series D, 5.7% 1/1/04	Aa2	$ 1,000	$ 1,053
Scottsdale Muni. Property Corp. Excise Tax Rev. 5.5% 7/1/05 (b)	Aa1	2,285	2,354
			38,855
Arkansas - 0.9%
Arkansas Student Ln. Auth. Rev. Sr. Series A1:
6.05% 6/1/02 (d)	Aa	4,700	4,817
6.05% 12/1/02 (d)	Aa	4,455	4,594
			9,411
California - 3.7%
California Gen. Oblig.:
5.5% 6/1/03	Aa3	20,000	20,809
6% 10/1/09	Aa2	2,100	2,326
Long Beach Hbr. Rev. Series 2000 A:
5.5% 5/15/05 (d)	Aa3	3,490	3,723
5.5% 5/15/06 (d)	Aa3	3,000	3,223
Los Angeles Dept. Wtr. & Pwr. Elec. Plant Rev. Second Issue:
9% 10/15/01	Aa3	1,840	1,872
9% 10/15/01 (Escrowed to Maturity) (e)	Aa3	160	163
Los Angeles Hbr. Dept. Rev. Series A:
5.5% 8/1/04 (AMBAC Insured) (b)(d)	Aaa	2,000	2,053
5.5% 8/1/06 (AMBAC Insured) (b)(d)	Aaa	1,495	1,552
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Second Series 27A, 5% 5/1/05 (MBIA Insured) (d)	Aaa	3,680	3,865
			39,586
Colorado - 2.6%
Arapahoe County School District #5 Cherry Creek Series B, 6% 12/15/04	Aa1	2,395	2,591
Arapahoe County Cap. Impt. Trust Fund Hwy. Rev.:
Series C, 0% 8/31/08 (Pre-Refunded to 8/31/05 @ 82.9449) (e)	Aaa	4,500	3,187
Series E 470, 0% 8/31/07 (Pre-Refunded to 8/31/05 @ 89.2392) (e)	Aaa	2,000	1,524
Colorado Pub. Hwy. Auth. E-470 Series B, 0% 9/1/07 (MBIA Insured)	Aaa	3,200	2,454
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Colorado - continued
Denver City & County Arpt. Rev.:
Series 2001 B, 5.25% 11/15/04 (FGIC Insured) (b)(d)	Aaa	$ 1,200	$ 1,257
Series A, 0% 11/15/03 (MBIA Insured) (d)	Aaa	3,370	3,094
Series C:
5.1% 11/15/01 (d)	A2	2,320	2,338
6.55% 11/15/02 (d)	A2	1,420	1,482
Jefferson County School District #R 001:
5.5% 12/15/06 (MBIA Insured)	Aaa	2,000	2,164
6.5% 12/15/10 (MBIA Insured)	Aaa	2,575	3,008
Kentucky Asset/Liability Commission Gen. Fund Rev. First Series 2001, 5% 2/1/04	Aa3	4,000	4,148
			27,247
Delaware - 0.6%
Delaware Trans. Auth. Trans. Sys. Rev. 6% 7/1/05 (AMBAC Insured)	Aaa	6,160	6,700
District Of Columbia - 1.9%
District of Columbia Gen. Oblig.:
Series 1993 A3, 5.2% 6/1/03 (MBIA Insured)	Aaa	6,450	6,672
Series 1993 B2, 5.5% 6/1/07 (FSA Insured)	Aaa	3,500	3,745
District of Columbia Rev. (Medstar Univ. Hosp. Proj.) Series D, 6.875%, tender 2/15/07 (c)	Baa2	9,000	9,421
			19,838
Florida - 3.2%
Dade County Spl. Oblig. Series B, 0% 10/1/21 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 45.5634) (e)	Aaa	10,000	3,337
Florida Division of Bond Fin. Dept. Gen. Svcs. Revs. (Dept. of Envir. Preservation Proj.) Series 2000 A, 6% 7/1/03 (AMBAC Insured)	Aaa	5,000	5,269
Florida Ports Fing. Commission Rev. (State Trans. Trust Fund Proj.) 6% 6/1/05 (MBIA Insured) (d)	Aaa	4,575	4,927
Florida Tpk. Auth. Tpk. Rev. Series A, 6.5% 7/1/07 (FSA Insured)	Aaa	5,515	6,245
Jacksonville Elec. Auth. Rev. (Third Installment Proj.) 5.2% 7/1/01 (Escrowed to Maturity) (e)	Aaa	435	435
Lee County Indl. Dev. Auth. Health Care Facilities Rev. (Shell Point Village Proj.) Series A:
5.25% 11/15/04	BBB-	500	499
5.25% 11/15/05	BBB-	685	680
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Florida - continued
Lee County Indl. Dev. Auth. Health Care Facilities Rev. (Shell Point Village Proj.) Series A: - continued
5.25% 11/15/06	BBB-	$ 1,145	$ 1,129
Okeechobee Wtr. & Swr. Rev. Series A, 6.25% 1/1/11 (MBIA Insured) (Pre-Refunded to 1/1/03 @ 102) (e)	Aaa	2,265	2,397
Tampa Florida Guaranteed Entitlement Rev.:
6% 10/1/02 (AMBAC Insured) (b)	Aaa	1,725	1,788
6% 10/1/03 (AMBAC Insured) (b)	Aaa	1,600	1,693
6% 10/1/04 (AMBAC Insured) (b)	Aaa	2,000	2,147
Tampa Gen. Oblig. (Catholic Health East Proj.) Series A3, 5.5% 11/15/02 (MBIA Insured)	Aaa	1,000	1,033
Tampa Wtr. & Swr. Rev. 5% 10/1/03 (FSA Insured) (b)	Aaa	2,460	2,507
			34,086
Georgia - 9.0%
Atlanta Wtr. & Swr. Rev. 4.75% 1/1/23 (FGIC Insured) (Pre-Refunded to 1/1/04 @ 102) (e)	Aaa	4,475	4,701
Chatham County School District 6.75% 8/1/19 (MBIA Insured) (Pre-Refunded to 8/1/03 @ 102) (e)	Aaa	4,000	4,364
Cherokee County Gen. Oblig. 5% 8/1/02	Aa2	7,045	7,220
Dalton Bldg. Auth. Rev. Series 2001:
5% 7/1/03	Aa3	5,225	5,405
5% 7/1/05	Aa3	6,030	6,327
Dougherty County Gen. Oblig.:
5.25% 10/1/03 (FSA Insured)	Aaa	1,860	1,940
5.25% 10/1/04 (FSA Insured)	Aaa	2,000	2,111
Fayette County School District 5% 3/1/04	Aa3	1,350	1,399
Georgia Gen. Oblig.:
Series 1997 C, 6.25% 8/1/04	Aaa	5,000	5,414
Series 2000 A, 5.8% 3/1/03	Aaa	1,330	1,386
Series 2000 B, 4.75% 7/1/03	Aaa	1,595	1,644
Series A, 5.8% 3/1/05	Aaa	3,780	4,062
Series B:
6.1% 3/1/05	Aaa	4,540	4,925
6.25% 4/1/03	Aaa	7,500	7,890
6.3% 3/1/09	Aaa	2,250	2,550
Series C:
6% 7/1/04	Aaa	5,000	5,365
6.5% 7/1/07	Aaa	3,470	3,929
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Georgia - continued
Georgia Gen. Oblig.: - continued
Series C:
7.25% 7/1/06	Aaa	$ 2,000	$ 2,306
Series D:
5.8% 11/1/05	Aaa	2,000	2,174
5.8% 11/1/07	Aaa	4,105	4,516
6.7% 8/1/08	Aaa	3,500	4,049
Series E:
5.5% 7/1/03	Aaa	1,750	1,829
6% 7/1/04	Aaa	4,720	5,065
Series F, 6.5% 12/1/03	Aaa	4,460	4,802
			95,373
Hawaii - 2.4%
Hawaii Arpts. Sys. Rev. Series 2001, 5.5% 7/1/05 (FGIC Insured) (d)	Aaa	3,000	3,183
Hawaii Gen. Oblig.:
Series 1997 CP, 5% 10/1/04 (FGIC Insured)	Aaa	5,000	5,228
Series CN, 6.25% 3/1/03 (FGIC Insured)	Aaa	4,365	4,573
Series CU, 5.75% 10/1/11 (MBIA Insured)	Aaa	2,210	2,432
5.25% 4/1/03 (MBIA Insured)	Aaa	4,730	4,887
Honolulu City & County Gen. Oblig. Series B:
5.5% 11/1/04 (FGIC Insured)	Aaa	465	494
5.5% 11/1/04 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	4,160	4,429
			25,226
Illinois - 2.7%
Chicago Midway Arpt. Rev. Series A:
6.25% 1/1/14 (MBIA Insured) (Pre-Refunded to 1/1/04 @ 102) (d)(e)	Aaa	2,230	2,412
6.25% 1/1/24 (MBIA Insured) (Pre-Refunded to 1/1/04 @ 102) (d)(e)	Aaa	6,810	7,366
Chicago Tax Increment Rev. Series 2000 A, 0% 12/1/08 (AMBAC Insured)	Aaa	10,000	7,169
Cook County High School District #218 Dwight D. Eisenhower 0% 12/1/03 (FSA Insured)	Aaa	1,150	1,056
Illinois Gen. Oblig.:
First Series:
5% 5/1/04	Aa2	1,000	1,039
5.5% 6/1/04	Aa2	1,000	1,054
5.25% 12/1/02 (MBIA Insured)	Aaa	1,000	1,031
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Illinois - continued
Kendall, Kane & Will Counties Cmnty. Unit School District #308:
5% 10/1/03 (FGIC Insured)	AAA	$ 645	$ 670
5% 10/1/04 (FGIC Insured)	AAA	510	533
5.25% 10/1/05 (FGIC Insured)	AAA	560	593
5.25% 10/1/06 (FGIC Insured)	AAA	695	739
Rosemont Gen. Oblig. (Tax Increment #3 Proj.) 0% 12/1/07 (FGIC Insured)	Aaa	3,000	2,271
Will County School District #122 Series B, 0% 11/1/08 (FSA Insured)	Aaa	1,500	1,079
Winnebago & Boone Cntys. Cmnty. High School District #207 6.25% 12/30/10 (AMBAC Insured) (Pre-Refunded to 12/30/03 @ 100) (e)	Aaa	1,200	1,285
			28,297
Indiana - 1.0%
Indiana Univ. Revs. (Student Fee Proj.):
Series 2001 N, 5% 8/1/03	Aa2	5,460	5,641
Series H, 0% 8/1/05 (AMBAC Insured)	Aaa	5,500	4,680
			10,321
Iowa - 0.5%
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series B, 6.65% 3/1/03 (d)	Aa1	4,900	5,070
Kentucky - 1.7%
Kentucky Asset/Liability Commission Gen. Fund Rev. First Series 2001, 5% 2/1/03	Aa3	2,000	2,055
Kentucky Property & Bldgs. Commission Revs.:
(#68 Proj.):
5.25% 10/1/02	Aa3	2,520	2,591
5.25% 10/1/03	Aa3	2,305	2,407
(#69 Proj.):
Series 2001 B, 5% 8/1/04 (FSA Insured) (b)	Aaa	1,860	1,939
Series 2001 C:
5% 8/1/02 (FSA Insured) (b)	Aaa	365	374
5% 8/1/03 (FSA Insured) (b)	Aaa	2,360	2,435
5.5% 9/1/07	Aa3	2,065	2,230
5.5% 9/1/08	Aa3	3,930	4,250
			18,281
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Louisiana - 0.2%
Lafayette Parish School Board Sales Tax Rev. 6% 4/1/04 (FGIC Insured)	Aaa	$ 2,000	$ 2,132
Maine - 0.3%
Maine Edl. Ln. Marketing Corp. Student Ln. Rev. 6.9% 11/1/03 (d)	A	2,725	2,820
Maryland - 0.2%
Prince Georges County Ctfs. of Prtn. (Equip. Acquisition Prog.) 4.5% 6/15/03 (MBIA Insured)	Aaa	1,905	1,952
Massachusetts - 1.3%
Massachusetts Dev. Fin. Agcy. Rev. (Massachusetts Biomedical Research Corp. Proj.) Series C:
5.75% 8/1/06	A2	1,200	1,266
5.875% 8/1/08	A2	1,630	1,733
Massachusetts Health & Edl. Facilities Auth. Rev. (Fairview Extended Care Proj.) Series B, 4.55% 1/1/21 (MBIA Insured)	Aaa	3,700	3,745
Massachusetts Indl. Fin. Agcy. Resource Recovery Rev. (Ogden Haverhill Proj.) Series 1992 A, 4.5% 12/1/01	BBB	3,000	3,001
New England Ed. Ln. Marketing Corp. Massachusetts (Student Ln. Prog.) Series A, 5.7% 7/1/05 (d)	Aa2	2,800	2,971
Plymouth Gen. Oblig. 5.5% 10/15/02 (MBIA Insured)	Aaa	1,565	1,617
			14,333
Michigan - 0.4%
Detroit Convention Facilities Rev. (Cobo Hall Expansion Proj.) 4.8% 9/30/01	A	1,000	1,005
Michigan Hosp. Fin. Auth. Rev. (Genesys Reg'l. Med. Hosp. Proj.) Series A:
5.25% 10/1/02 (Escrowed to Maturity) (e)	Aaa	2,040	2,100
5.25% 10/1/03 (Escrowed to Maturity) (e)	Aaa	1,000	1,046
			4,151
Minnesota - 1.9%
Minnesota Gen. Oblig.:
(Various Purp. Projs.) 4.75% 6/1/03	Aaa	7,000	7,208
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Minnesota - continued
Minnesota Gen. Oblig.: - continued
5.2% 8/1/07	Aaa	$ 9,000	$ 9,241
5.9% 8/1/05 (Pre-Refunded to 8/1/02 @ 100) (e)	Aaa	3,815	3,946
			20,395
Mississippi - 0.1%
Mississippi Higher Ed. Student Ln. Series 2000 B3, 5.3% 9/1/08 (d)	A2	1,190	1,231
Missouri - 0.8%
Kansas City Arpt. Rev. (Gen. Impt. Proj.) Series A, 5.25% 9/1/03 (FSA Insured) (d)	Aaa	4,085	4,245
Missouri Gen. Oblig. Series 1996 A, 6% 8/1/04	Aaa	1,655	1,780
Missouri Highways & Trans. Commisson State Road Rev. Series 2000 A, 5.25% 2/1/03	Aa2	1,950	2,013
			8,038
Nebraska - 1.3%
Nebraska Pub. Pwr. District Rev.:
Series 1998 B, 5% 1/1/03	A1	2,310	2,372
Series B, 5.25% 1/1/13 (MBIA Insured) (Pre-Refunded to 1/1/03 @ 102) (e)	Aaa	2,500	2,624
5.4% 7/1/01	A1	3,085	3,085
5.8% 1/1/06 (Pre-Refunded to 1/1/03 @ 102) (e)	Aaa	3,500	3,702
6.125% 1/1/15 (MBIA Insured) (Pre-Refunded to 1/1/03 @ 102) (e)	Aaa	2,000	2,125
			13,908
Nevada - 0.3%
Clark County Gen. Oblig. (Flood Cont. Proj.) 6% 11/1/01	Aa2	1,000	1,011
Clark County Passenger Facility Charge Rev. (Las Vegas/McCarran Intl. Aprt. Proj.) Series 2000 A, 6.25% 7/1/03 (MBIA Insured) (d)	Aaa	2,350	2,477
			3,488
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
New Hampshire - 0.3%
New Hampshire Health & Edl. Facilities Auth. Rev. (Univ. Sys. of New Hampshire Proj.):
5.25% 7/1/04 (AMBAC Insured) (b)	Aaa	$ 1,710	$ 1,770
5.25% 7/1/05 (AMBAC Insured) (b)	Aaa	1,695	1,760
			3,530
New Jersey - 5.4%
New Jersey Econ. Dev. Auth. Rev. (Trans. Proj.) Series A, 5.5% 5/1/07 (FSA Insured)	Aaa	15,835	17,114
New Jersey Gen. Oblig.:
Series E, 6% 7/15/03	Aa1	8,830	9,329
5% 3/1/03	Aa1	3,000	3,091
New Jersey Health Care Facilities Fing. Auth. Rev. (Atlantic City Med. Ctr. Proj.) Series C, 6.45% 7/1/02	A3	3,500	3,581
New Jersey Tpk. Auth. Tpk. Rev. Series 2000 A, 6% 1/1/11 (MBIA Insured)	Aaa	2,500	2,813
New Jersey Trans. Corp.:
Series 2000 C, 5.25% 2/1/04 (AMBAC Insured)	Aaa	10,000	10,434
Series A, 5% 2/1/03 (AMBAC Insured)	Aaa	3,100	3,138
Series C, 5.25% 2/1/03 (AMBAC Insured)	Aaa	5,225	5,391
South Jersey Trans. Auth. Trans. Sys. Rev. Series B, 5.9% 11/1/06 (MBIA Insured) (Pre-Refunded to 11/1/02 @ 102) (e)	Aaa	1,965	2,081
			56,972
New Mexico - 0.3%
Albuquerque Arpt. Rev. 6.25% 7/1/01 (AMBAC Insured) (d)	Aaa	980	980
New Mexico Edl. Assistance Foundation Student Ln. Rev. Sr. Series IV A1, 6.5% 3/1/04 (d)	Aaa	1,875	1,958
			2,938
New York - 3.8%
Metro. Trans. Auth. Commuter Facilities Rev.:
Series 1998 E, 5.5% 7/1/06 (AMBAC Insured)	Aaa	2,000	2,159
Series A:
5% 7/1/06	Baa1	1,520	1,597
5.125% 7/1/07	Baa1	3,015	3,185
5.25% 7/1/08	Baa1	3,640	3,874
5.375% 7/1/09	Baa1	3,635	3,895
5.5% 7/1/10	Baa1	4,220	4,525
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
New York - continued
Metro. Trans. Auth. Svc. Contract Rev. Series O, 5.375% 7/1/02	A3	$ 2,000	$ 2,053
New York City Gen. Oblig.:
Series A, 5.7% 8/1/02	A2	1,500	1,548
Series D:
6.6% 2/1/03	A2	975	1,024
6.6% 2/1/03 (Escrowed to Maturity) (e)	A3	25	26
Series E, 5.4% 2/15/03	A2	6,285	6,491
Series J, 6% 2/15/04	A2	1,750	1,856
New York State Thruway Auth. Svc. Contract Rev. (Local Hwy. & Bridge Proj.) 6% 4/1/03	A3	2,300	2,408
New York State Urban Dev. Corp. Rev. (Correctional Cap. Facilities Proj.) Series 1995 6, 6% 1/1/02	Baa1	2,165	2,199
Triborough Bridge & Tunnel Auth. Revs. Series B, 6% 1/1/03	Aa3	3,885	4,048
			40,888
North Carolina - 3.5%
Mecklenburg County Gen. Oblig. Series 1998 B, 4.4% 2/1/03	Aaa	8,635	8,803
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series 1993 B, 7% 1/1/08 (MBIA Insured)	Aaa	1,500	1,721
Series A, 7.875% 1/1/02	Baa3	9,255	9,458
Series B, 5.5% 1/1/02	Baa3	1,000	1,011
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
5.75% 1/1/02	Baa1	1,000	1,012
6% 1/1/04 (AMBAC Insured)	Aaa	4,500	4,753
6% 1/1/05 (AMBAC Insured)	Aaa	9,750	10,284
			37,042
Ohio - 4.3%
Cleveland Arpt. Sys. Rev. Series A, 5.5% 1/1/05 (FSA Insured) (d)	Aaa	1,000	1,053
Franklin County Gen. Oblig. (Courthouse Proj.) 6.375% 12/1/17 (Pre-Refunded to 12/1/01 @ 102) (e)	-	3,800	3,931
Ohio Bldg. Auth.:
(Adult Correctional Proj.):
Series 2001 A, 5% 10/1/03	Aa2	5,000	5,186
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Ohio - continued
Ohio Bldg. Auth.: - continued
Series A:
5.5% 4/1/02	Aa2	$ 1,390	$ 1,419
5.5% 4/1/03	Aa2	2,280	2,366
5.75% 4/1/08	Aa2	3,555	3,871
(Correctional Facilities Proj.) Series A, 6% 10/1/05	Aa2	5,600	6,091
Ohio Pub. Facilities Commission Rev. (Higher Ed. Cap. Facilities Proj.):
Series 1992 IIC, 5.5% 12/1/02	Aa2	4,850	5,021
Series 1998 IIB, 4.5% 6/1/03 (MBIA Insured)	Aaa	3,300	3,377
Series 1999 IIA, 4.5% 11/1/03	Aa2	6,610	6,795
Ohio Wtr. Dev. Auth. Poll. Cont. Facilites Rev. (Wtr. Cont. Ln. Fund Prog.):
5.25% 6/1/06 (MBIA Insured)	Aaa	1,810	1,922
5.5% 12/1/02	Aaa	3,860	3,996
Ohio Wtr. Dev. Auth. Rev. (Fresh Wtr. Svc. Proj.) Series A, 5.4% 6/1/05 (AMBAC Insured)	Aaa	1,000	1,061
			46,089
Oklahoma - 1.4%
Oklahoma Dev. Fin. Auth. Rev. (Samuel Roberts Noble, Inc. Proj.) Series 2001:
5% 5/1/03	Aaa	5,105	5,274
5% 5/1/04	Aaa	2,015	2,107
5% 5/1/05	Aaa	7,615	8,031
			15,412
Oregon - 0.6%
Deschutes & Jefferson Counties School District #2J Redmond:
5.5% 6/1/05 (FGIC Insured)	Aaa	1,000	1,066
5.5% 6/1/06 (FGIC Insured)	Aaa	2,610	2,805
Oregon Gen. Oblig. 8.25% 1/1/07	Aa2	1,000	1,198
Tri-County Metro. Trans. District Rev. Series A, 5.75% 8/1/11	Aa3	1,395	1,532
			6,601
Pennsylvania - 3.8%
Allegheny County San. Auth. Swr. Rev. 6% 12/1/11 (MBIA Insured)	Aaa	1,495	1,691
Hazleton Area School District 6.5% 3/1/06 (FSA Insured)	AAA	1,155	1,281
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Pennsylvania - continued
Pennsylvania Higher Edl. Facilities Auth. Rev. (UPMC Health Sys. Proj.) Series 2001 A, 5.75% 1/15/09	A+	$ 1,750	$ 1,830
Pennsylvania Intergovernmental Coop. Auth. Rev. (City of Philadelphia Fdg. Prog.) 5.5% 6/15/09 (FGIC Insured) (Pre-Refunded to 6/15/03 @ 100) (e)	Aaa	4,425	4,620
Pennsylvania State Univ.:
5% 3/1/04 (b)	Aa2	4,605	4,740
5% 3/1/05 (b)	Aa2	6,935	7,168
5% 3/1/06 (b)	Aa2	7,280	7,539
Philadelphia Gas Works Rev. First Series A, 5.25% 7/1/05 (FSA Insured)	Aaa	5,000	5,274
Philadelphia Wtr. & Wastewtr. Rev.:
5.15% 6/15/04 (FGIC Insured)	Aaa	2,450	2,531
6.75% 8/1/05 (MBIA Insured)	Aaa	3,360	3,742
			40,416
Puerto Rico - 2.0%
Puerto Rico Commonwealth Gen. Oblig. 5% 7/1/05 (FGIC Insured) (b)	Aaa	20,890	21,739
South Carolina - 1.3%
Berkeley County School District 7% 4/1/07	Aa1	2,615	3,006
South Carolina Ed. Assistance Auth. Rev. (Insured Student Ln. Prog.) 6.3% 9/1/01 (d)	-	1,400	1,407
South Carolina Gen. Oblig.:
Series 2001 B, 5.5% 4/1/08	Aaa	1,035	1,121
Series A, 5.5% 10/1/03	Aaa	3,470	3,646
South Carolina Jobs Econ. Dev. Auth. Hosp. Facilities Rev. (Palmetto Health Alliance Proj.) Series A:
6.125% 12/15/02	Baa2	1,670	1,697
6.3% 12/15/03	Baa2	2,940	3,005
			13,882
Tennessee - 1.7%
Shelby County Gen. Oblig. Series A:
0% 5/1/10 (Pre-Refunded to 5/1/05 @ 74.444) (e)	AA+	15,750	10,112
0% 5/1/12 (Pre-Refunded to 5/1/05 @ 65.1568) (e)	AA+	15,130	8,502
			18,614
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - 18.5%
Austin Arpt. Sys. Rev. Series A:
6.5% 11/15/05 (MBIA Insured) (d)	Aaa	$ 6,870	$ 7,571
6.5% 11/15/05 (MBIA Insured) (Escrowed to Maturity) (d)(e)	Aaa	940	1,043
Austin Gen. Oblig.:
5% 9/1/03 (b)	Aa2	20,990	21,744
5.25% 9/1/04 (b)	Aa2	6,000	6,300
Austin Util. Sys. Rev.:
Series 1992 A, 0% 11/15/09 (MBIA Insured)	Aaa	4,130	2,812
Series A, 5.5% 11/15/06	A2	5,000	5,232
Brazos River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.):
Series A, 4.8%, tender 4/1/03 (c)(d)	A3	9,000	9,118
5.05%, tender 6/19/06 (c)(d)	Baa1	2,500	2,505
Brazos River Auth. Rev. (Reliant Energy, Inc. Proj.) Series B, 5.2%, tender 12/1/02 (c)	Baa1	5,000	5,055
Corpus Christi Independent School District 0% 8/15/01	Aaa	1,600	1,595
Cypress-Fairbanks Independent School District Series B, 0% 8/1/07 (AMBAC Insured)	Aaa	10,000	7,706
Dallas County Gen. Oblig. 7% 8/15/01	Aaa	1,750	1,758
Dallas Gen. Oblig. 5% 2/15/03	Aaa	5,345	5,495
Garland Independent School District:
0% 2/15/06	Aaa	2,000	1,652
0% 2/15/07	Aaa	1,610	1,261
Harris County Gen. Oblig.:
(Toll Road Proj.):
Series A, 0% 8/15/02 (MBIA Insured)	Aaa	3,000	2,897
0% 8/1/01	Aa1	3,490	3,482
Series A, 0% 8/15/07 (FGIC Insured)	Aaa	4,400	3,385
Houston Arpt. Sys. Rev. Series 1998 A, 5.5% 7/1/03 (FGIC Insured) (d)	Aaa	2,620	2,725
Houston Gen. Oblig. 5% 3/1/03	Aa3	4,765	4,896
Houston Independent School District 5% 7/15/02	Aa3	2,750	2,815
Houston Wtr. & Swr. Sys. Rev.:
Series 1991 C, 0% 12/1/03 (AMBAC Insured)	Aaa	12,000	11,039
Series A, 6.375% 12/1/22 (MBIA Insured) (Pre-Refunded to 12/1/02 @ 102) (e)	Aaa	3,300	3,522
Irving Independent School District 0% 2/15/03	Aaa	3,100	2,933
Klein Independent School District 5.25% 8/1/06	Aaa	2,000	2,123
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Texas - continued
New Braunfels Independent School District 0% 2/1/07	Aaa	$ 2,000	$ 1,575
North East Texas Independent School District:
7% 2/1/02	Aaa	1,250	1,280
7% 2/1/03	Aaa	1,500	1,585
7% 2/1/04	Aaa	2,250	2,440
7% 2/1/05	Aaa	2,500	2,770
7% 2/1/11	Aaa	2,600	3,051
North Texas Health Facilities Dev. Corp. Hosp. Rev. (United Reg'l. Health Care Sys., Inc. Proj.) 4.5% 9/1/02 (MBIA Insured)	Aaa	2,050	2,083
Pflugerville Independent School District 5% 8/15/12 (Pre-Refunded to 8/15/02 @ 100) (e)	Aaa	3,550	3,633
Port Houston Auth. Harris County 6% 10/1/06 (FGIC Insured) (d)	Aaa	2,000	2,183
San Antonio Elec. & Gas Rev.:
Series 1991 A, 0% 2/1/05 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	1,000	872
Series B, 0% 2/1/08 (FGIC Insured) (Escrowed to Maturity) (e)	Aaa	3,830	2,877
San Antonio Wtr. Sys. Rev.:
6.2% 5/15/03 (FGIC Insured)	Aaa	4,490	4,695
6.2% 5/15/03 (FGIC Insured) (Pre-Refunded to 5/15/02 @ 102) (e)	Aaa	175	185
Texas Gen. Oblig.:
(Texas Pub. Fin. Auth. Proj.) Series 1994 A, 6.25% 10/1/06 (Pre-Refunded to 10/1/04 @ 100) (e)	Aa1	16,210	17,604
(Texas Pub. Fing. Auth. Proj.) Series 1996 B:
5.25% 10/1/02	Aa1	5,000	5,139
6% 10/1/03	Aa1	4,000	4,235
Series 1992 A, 5.6% 10/1/02	Aa1	2,000	2,064
Texas Muni. Pwr. Agcy. Rev. 5.25% 9/1/06 (MBIA Insured)	Aaa	10,000	10,607
Texas Pub. Fin. Auth. Bldg. Rev. 0% 2/1/05 (MBIA Insured)	Aaa	3,725	3,235
Univ. of Texas Univ. Revs. (Fing. Sys. Proj.):
Series 1996 B, 5.25% 8/15/04	Aaa	2,695	2,830
Series A, 6% 8/15/04	Aaa	1,500	1,608
			197,215
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Utah - 2.7%
Intermountain Pwr. Agcy. Pwr. Supply Rev.:
Series B, 0% 7/1/01 (AMBAC Insured)	Aaa	$ 12,495	$ 12,495
Series C, 6% 7/1/01 (MBIA Insured)	Aaa	2,000	2,000
Jordan County School District 5.75% 6/15/07	AAA	4,670	5,093
Utah Gen. Oblig. Series 2001 B, 4.5% 7/1/05	Aaa	8,500	8,753
			28,341
Virginia - 0.7%
Richmond Metro. Auth. Expressway Rev. Series A, 6.375% 7/15/16 (FGIC Insured) (Pre-Refunded to 7/15/02 @ 102) (e)	Aaa	5,400	5,709
Virginia Pub. School Auth. Series A, 6% 8/1/02	Aa1	2,000	2,070
			7,779
Washington - 7.9%
Cowlitz County Pub. Util. District #1:
5% 9/1/03 (AMBAC Insured)	AAA	3,395	3,514
5% 9/1/04 (AMBAC Insured)	AAA	4,615	4,812
Pierce County School District #10 Tacoma 5% 12/1/02 (FSA Insured)	Aaa	11,295	11,610
Port of Seattle Rev. Series B:
5.5% 2/1/06 (MBIA Insured) (d)	Aaa	4,250	4,492
5.5% 2/1/07 (MBIA Insured) (d)	Aaa	5,775	6,119
Seattle Muni. Lt. & Pwr. Rev.:
4.5% 3/28/03	-	10,000	10,154
5.25% 3/1/04 (FSA Insured)	Aaa	1,100	1,147
5.25% 3/1/07 (FSA Insured)	Aaa	1,690	1,783
Snohomish County School District #2 Everett:
4% 6/1/02	Aa1	1,110	1,122
4% 12/1/02	Aa1	2,160	2,193
4.5% 12/1/03	Aa1	1,450	1,494
Washington Gen. Oblig.:
(Motor Vehicle Fuel Tax Proj.) Series B, 7% 9/1/05	Aa1	3,120	3,501
(Various Purp. Projs.) Series A, 5.5% 7/1/11	Aa1	3,500	3,744
Series R 93C, 5.125% 9/1/04	Aa1	1,200	1,257
Series R 96 B, 5.5% 7/1/03	Aa1	1,000	1,043
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #1 Rev. Series A, 6.5% 7/1/02	Aa1	3,000	3,060
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
(Bonneville Pwr. Administration Proj.) Series A, 6% 7/1/08 (AMBAC Insured)	Aaa	3,000	3,305
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Washington - continued
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.: - continued
Series A:
5.75% 7/1/08	Aa1	$ 3,000	$ 3,258
6.5% 7/1/02	Aa1	2,220	2,270
Series B, 5.5% 7/1/03	Aa1	2,000	2,084
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #3 Rev.:
Series B, 0% 7/1/03	Aa1	7,065	6,577
Series C, 5% 7/1/06 (FSA Insured)	Aaa	5,000	5,225
			83,764
Wisconsin - 0.7%
Wisconsin Gen. Oblig. Series 5, 4.65% 11/1/04	Aa2	4,255	4,319
Wisconsin Health & Edl. Facilities Auth. Rev. (Saint Lukes Med. Ctr. Proj.) 7.1% 8/15/11 (MBIA Insured) (Pre-Refunded to 8/15/01 @ 102) (e)	Aaa	3,000	3,074
			7,393
TOTAL MUNICIPAL BONDS (Cost $1,061,755)			1,084,726
Municipal Notes - 4.5%

Arizona - 1.6%
Coconino County Indl. Dev. Rev. (Citizens Utils. Co. Proj.) Series 1997, 5%, VRDN (c)(d)	4,500	4,500
Mohave County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.):
Series 1988, 4.75% tender 7/20/01, CP mode (d)	4,500	4,500
Series 1997 4.5%, VRDN (c)(d)	2,090	2,090
Santa Cruz County Indl. Dev. Auth. Indl. Dev. Rev. (Citizens Communications Co. Proj.) Series 1988, 4.75% tender 7/20/01, CP mode (d)	5,500	5,500
		16,590
Hawaii - 1.1%
Hawaii Dept. of Budget & Fin. Spl. Purp. Mtg. Rev. (Citizens Communications Co. Proj.):
Series 1985, 4.9% tender 7/12/01, CP mode	3,200	3,200
Municipal Notes - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Hawaii - continued
Hawaii Dept. of Budget & Fin. Spl. Purp. Mtg. Rev. (Citizens Communications Co. Proj.): - continued
Series 1988 B, 4.95% tender 7/12/01, CP mode (d)	$ 1,100	$ 1,100
Series 1988 C, 4.75% tender 7/27/01, CP mode (d)	7,500	7,500
		11,800
Illinois - 0.4%
Illinois Health Facilities Auth. Rev. (Resurrection Health Care Proj.) Series 1999A, 3.35% (FSA Insured), VRDN (c)	4,400	4,400
Kentucky - 0.1%
Trimble County Poll. Cont. Rev. (Louisville Gas & Elec. Co. Proj.) Series 1996 A, 3.25% tender 8/16/01, CP mode	1,000	1,000
Pennsylvania - 1.3%
Northampton County Indl. Dev. Auth. Rev. (Citizens Communications Co. Proj.):
Series 1988, 4.75% tender 7/20/01, CP mode (d)	7,750	7,750
Series 1991, 4.95% tender 7/12/01, CP mode (d)	5,750	5,750
		13,500
TOTAL MUNICIPAL NOTES (Cost $47,290)		47,290
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $1,109,045)		1,132,016
NET OTHER ASSETS - (6.5)%		(68,892)
NET ASSETS - 100%		$ 1,063,124
Security Type Abbreviations
CP - COMMERCIAL PAPER
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	85.9%	AAA, AA, A	85.3%
Baa	4.5%	BBB	3.3%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 1.4%.
Purchases and sales of securities, other than short-term securities, aggregated $892,706,000 and $713,196,000, respectively.
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	45.6%
Electric Utilities	17.4
Escrowed/Pre-Refunded	11.2
Transportation	9.7
Special Tax	6.8
Education	6.3
Others* (individually less than 5%)	3.0
100.0%
* Includes net other assets.
Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,108,984,000. Net unrealized appreciation aggregated $23,032,000, of which $23,259,000 related to appreciated investment securities and $227,000 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $1,456,000 of which $218,000 and $1,238,000 will expire on December 31, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $1,109,045) - See accompanying schedule		$ 1,132,016
Cash		10,095
Receivable for investments sold		19,386
Receivable for fund shares sold		2,757
Interest receivable		14,186
Total assets		1,178,440
Liabilities
Payable for investments purchased Regular delivery	$ 21,099
Delayed delivery	92,500
Payable for fund shares redeemed	843
Distributions payable	530
Accrued management fee	327
Other payables and accrued expenses	17
Total liabilities		115,316
Net Assets		$ 1,063,124
Net Assets consist of:
Paid in capital		$ 1,039,097
Undistributed net investment income		4
Accumulated undistributed net realized gain (loss) on investments		1,052
Net unrealized appreciation (depreciation) on investments		22,971
Net Assets, for 103,770 shares outstanding		$ 1,063,124
Net Asset Value, offering price and redemption price per share ($1,063,124 ÷ 103,770 shares)		$10.25

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended June 30, 2001 (Unaudited)
Investment Income Interest		$ 22,865
Expenses
Management fee	$ 1,930
Transfer agent fees	347
Accounting fees and expenses	123
Non-interested trustees' compensation	2
Custodian fees and expenses	9
Registration fees	32
Audit	16
Legal	16
Total expenses before reductions	2,475
Expense reductions	(411)	2,064
Net investment income		20,801
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		2,568
Change in net unrealized appreciation (depreciation) on investment securities		9,477
Net gain (loss)		12,045
Net increase (decrease) in net assets resulting from operations		$ 32,846

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended June 30, 2001 (Unaudited)	Four months ended December 31, 2000	Year ended August 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 20,801	$ 12,701	$ 30,672
Net realized gain (loss)	2,568	800	(1,866)
Change in net unrealized appreciation (depreciation)	9,477	7,353	6,149
Net increase (decrease) in net assets resulting from operations	32,846	20,854	34,955
Distributions to shareholders From net investment income	(20,741)	(12,727)	(30,876)
From net realized gain	-	(93)	-
In excess of net realized gain	-	-	(235)
Total distributions	(20,741)	(12,820)	(31,111)
Share transactions Net proceeds from sales of shares	307,275	172,803	706,425
Reinvestment of distributions	17,425	10,583	25,165
Cost of shares redeemed	(239,136)	(129,484)	(529,688)
Net increase (decrease) in net assets resulting from share transactions	85,564	53,902	201,902
Redemption fees	1	-	-
Total increase (decrease) in net assets	97,670	61,936	205,746
Net Assets
Beginning of period	965,454	903,518	697,772
End of period (including under (over) distribution of net investment income of $4, $(56) and $9, respectively)	$ 1,063,124	$ 965,454	$ 903,518
Other Information Shares
Sold	30,051	17,211	71,021
Issued in reinvestment of distributions	1,705	1,054	2,530
Redeemed	(23,403)	(12,909)	(53,282)
Net increase (decrease)	8,353	5,356	20,269

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights	Six months ended June 30, 2001	Years ended December 31,
	(Unaudited)	2000 F	2000 G	1999 G	1998 G	1997 G	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.120	$ 10.030	$ 10.000	$ 10.150	$ 10.040	$ 9.930	$ 9.980
Income from Investment Operations Net investment income	.209 D	.139 D	.399 D	.395	.419	.425	.418
Net realized and unrealized gain (loss)	.128	.092	.034	(.150)	.110	.110	(.050)
Total from investment operations	.337	.231	.433	.245	.529	.535	.368
Less Distributions
From net investment income	(.207)	(.140)	(.400)	(.395)	(.419)	(.425)	(.418)
From net realized gain	-	(.001)	-	-	-	-	-
In excess of net realized gain	-	-	(.003)	-	-	-	-
Total distributions	(.207)	(.141)	(.403)	(.395)	(.419)	(.425)	(.418)
Redemption fees added to paid in capital	.000	-	-	-	-	-	-
Net asset value, end of period	$ 10.250	$ 10.120	$ 10.030	$ 10.000	$ 10.150	$ 10.040	$ 9.930
Total Return B, C	3.35%	2.32%	4.45%	2.44%	5.37%	5.49%	3.75%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,063	$ 965	$ 904	$ 698	$ 649	$ 726	$ 791
Ratio of expenses to average net assets before expense reductions	.49% A	.49% A	.55%	.55%	.55%	.55%	.55%
Ratio of expenses to average net assets after voluntary waivers	.49% A	.49% A	.54%	.55%	.55%	.55%	.54%
Ratio of expenses to average net assets after all expense reductions	.41% A, E	.45% A, E	.54%	.55%	.55%	.55%	.54%
Ratio of net investment income to average net assets	4.10% A	4.17% A	4.02%	3.89%	4.15%	4.25%	4.17%
Portfolio turnover rate	146% A	106% A	53%	66%	33%	32%	78%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Net investment income per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the four months ended December 31 G For the year ended August 31

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Spartan Short-Intermediate Municipal Income Fund (the fund) is a fund of Fidelity Municipal Trust (the trust), (formerly a fund of Fidelity Union Street trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. The fund calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards and losses deferred due to futures transactions and excise tax regulations.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares purchased after April 16, 2001 and held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $8,570 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

The effect of this change during the period, was to increase net investment income by $52,493 and decrease net unrealized appreciation/depreciation by $52,493. The Statement of Changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .38% of average net assets.

Sub-Adviser Fee. As the fund's investment sub-adviser, Fidelity Investments Money Management, Inc.(FIMM), an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Transfer Agent and Accounting Fees. Citibank, N.A.(Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annualized rate of .07% of average net assets.

5. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody, transfer agent and accounting expenses by $9,000, $300,000 and $102,000, respectively.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

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Press

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Semiannual Report

To Write Fidelity

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Fidelity Investments
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General Correspondence

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For Retirement
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Buying shares

Fidelity Investments
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General Correspondence

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Semiannual Report

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8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Dwight D. Churchill, Vice President

Stanley N. Griffith, Assistant Vice President

David L. Murphy, Vice President

Christine J. Thompson, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

* Independent trustees

Transfer and Shareholder
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Citibank, N.A.
New York, NY

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Boston, MA

Custodian

Citibank, N.A.

New York, NY

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

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